CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS

BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF

PUBLICLY DISCLOSED.

Automatic Reinsurance Agreement

between

NATIONWIDE LIFE INSURANCE COMPANY

Columbus, Ohio

(hereinafter referred to as the CEDING COMPANY)

and

AXA RE LIFE INSURANCE COMPANY

New York, New York

(hereinafter referred to as the REINSURER)

Effective May 1, 1999

This Agreement will be referred to as Agreement No. 99016

Contents

Articles

I.	Scope of Agreement

II.	Commencement and Termination Liability

III.	Oversights - Clerical Errors

IV.	Net Amount at Risk

V.	Reinsurance Premiums

VI.	Reinsurance Administration

VII.	Settlement of Claims

VIII.	Recapture Privileges

IX.	Inspection of Records

X.	Reinsurance Credit

XI.	Insolvency

XII.	Negotiation

XIII.	Arbitration

XIV.	Policy Form and Program Changes

XV.	Confidentiality

XVI.	Miscellaneous

XVII.	Severability

XVIII.	DAC Tax

XIX.	Duration of Agreement and New Business Facility

XX.	Execution of Agreement

Schedules

A.	Plans Reinsured

A-1.	Policy Endorsements and Forms

B.	Investment Funds

C.	Data Layout

Exhibits

I.	Annuitization Rate and Exposure Determination Mortality Tables

III.	Benefit Limitation Rules

NATIONWIDE Agreement No. 99016-18 Effective 5/1/99	Page-2

All provisions of this Agreement are subject to the laws of the State of Delaware.

Article I

Scope of Agreement

A.

On and after the 1st day of May 1999, the CEDING COMPANY shall automatically reinsure with the REINSURER and the REINSURER shall automatically accept a quota-share percentage (shown on Schedule A, Section A) of the Net Amount at Risk (NAR), as defined in the first sentence of Article IV-B, [REDACTED] shown on the policy forms and endorsements referenced on Schedule A, Section B.

B.

This Agreement covers only the CEDING COMPANY’s liability for Guaranteed Minimum Income Benefits referenced in endorsements and policy forms as listed on Schedule A, and as amended from time to time, that are supported by investment funds listed on Schedule B and its Amendments.

C.

For purposes of clarification and certainty, any reference in this Agreement to restoring a party to the position which that party would have occupied, or any similar phrase, shall be deemed to mean restoring the party to the position which that party would have occupied under the terms of this Agreement, and not to the position which that party occupied prior to the execution of this Agreement.

NATIONWIDE Agreement No. 99016●IB Effective 5/1/99	Page-3

Article II

Commencement and Termination of Liability

A.

On insurance ceded under the terms of this Agreement, the liability of the REINSURER shall commence simultaneously with that of the CEDING COMPANY. The REINSURER’s and the CEDING COMPANY’s liabilities under this Agreement will terminate with respect to a particular reinsured policy either in accordance with the Duration of Agreement provisions of this Agreement, as stated in Article XIX, or upon the earliest of the following occurrences defined in the policy form(s) reinsured hereunder: [REDACTED]

B.

NATIONWIDE Agreement No. 99016-IB Effective 5/1/99	Page-4

Article III

Oversights — Clerical Errors

A.

Should the CEDING COMPANY or the REINSURER fail to comply with any of the terms of this Agreement, and if such non-compliance is shown to be unintentional, or the result of a misunderstanding, oversight or clerical error on the part of either the CEDING COMPANY or the REINSURER, then this Agreement shall remain in full force and effect, but both the REINSURER and the CEDING COMPANY shall be restored to the position they would have occupied had no such non-compliance, oversight, misunderstanding, or clerical error occurred, Such conditions are to be reported and corrected promptly after discovery.

B.

If the CEDING COMPANY or the REINSURER discovers that the CEDING COMPANY did not declare a policy form it should have declared under this Agreement, the CEDING COMPANY will take reasonable and necessary steps to ensure that similar oversights do not recur. In such an event, this Agreement shall remain in full force and effect, but both the REINSURER and the CEDING COMPANY shall be restored to the position they would have occupied had the CEDING COMPANY declared the policy form at the original date. If the REINSURER receives no evidence that the CEDING COMPANY has taken reasonable action to remedy such a situation within one-hundred-eighty (180) days of its discovery, the REINSURER reserves the right to limit its liability on the undeclared policy forms only.

C.

Any grossly negligent or deliberate acts or omissions by the CEDING COMPANY regarding the insurance or reinsurance provided and resulting in liability to the REINSURER in excess of the IBNAR, are the responsibility of the CEDING COMPANY and its liability insurer, if any, but not that of the REINSURER. The previous sentence does not negate the REINSURER’s liability under Article VII, Settlement of Claims, of this Agreement.

NATIONWIDE Agreement No. 990164B Effective 5/1/99	Page-5

Article IV

Net Amount at Risk

[REDACTED]

NATIONWIDE Agreement No. 99016-18 Effective 5/1/99	Page-6

NATIONWIDE Agreement No. 99016-ID Effective 5/1/99	Page-7

Article V

Reinsurance Premiums

The reinsurance premium, [REDACTED]

NATIONWIDE Agreement No. 99016-ILI Effective 5/1/99	Page-8

NATIONWIDE Agreement No. 99016-IB Effective 5/1/99	Page-9

Article VI

Reinsurance Administration

A.

Within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a separate seriatim electronic report (see Schedule C for details) for each policy form referred to on Schedule A, valued as of the last day of that month.

[REDACTED]

B.	Additionally, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a separate seriatim termination report, as indicated in Schedule C.

C.

Additionally, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a separate paper report summarizing the following data by product and annuity plan design: [REDACTED]

D.

If the net balance is due the REINSURER, the amount due shall be remitted with the report statement. If the net balance is due the CEDING COMPANY, the REINSURER shall remit the amount to the CEDING COMPANY, as provided in Article VII-D, within ten (10) days of receipt of the report.

E.	Other:

I.	The REINSURER reserves the right to [REDACTED]

NATIONWIDE Agreement No. 99016-18 Effective 5/1/99	Page-10

Article VII

Settlement of Claims

A.

The claims, calculated as set forth in Article IV, that are eligible for reimbursement are only those that the CEDING COMPANY is contractually required to pay on or after the expiration of the seven (7) year waiting period specified in, and upon annuitization under, the terms of the Income Protector endorsements and the policies reinsured that occur on or after the effective date of this Agreement and subject to benefit limitations as described below.

B.

Within thirty (30) days of the end of each calendar month, the CEDING COMPANY shall notify the REINSURER of any GMIB benefit elections in that month based on the Net Amount at Risk definition set forth in Article IV for the GMIB benefit electives, and the REINSURER shall pay to the CEDING COMPANY the GMIB Net Amount at Risk amount as defined in Article IV for the GMIB benefit electives, within ten (10) days of this notification.

C.	Payments by the REINSURER shall be in a lump sum of U.S. dollars on immediately available funds delivered by wire transfer to an account specified by the CEDING COMPANY.

D.	Benefit Limitations

IBNAR liability on any individual policy claim shall be limited [REDACTED]

E.

In no event will the REINSURER participate in punitive or compensatory damages that are awarded against the CEDING COMPANY as a result of a negligent act, omission or course of conduct willfully committed solely by the CEDING COMPANY in connection with the insurance reinsured under this Agreement. The REINSURER shall, however, pay it’s, share of statutory penalties awarded against the CEDING COMPANY in connection with insurance reinsured under this Agreement if the REINSURER elected to join in the contest of the coverage in question.

The parties recognize that circumstances may arise in which equity would require the REINSURER, to the extent permitted by law, to share proportionately in certain assessed situations in which the REINSURER was an active party and directed, consented to, or ratified the act, omission or course of

NATIONWIDE Agreement No. 99016-IS Effective 5/1/99	Page-11

Article VII - Settlement of Claims

(continued)

conduct of the CEDING COMPANY which ultimately resulted in the assessment of the extra-contractual damages, other than statutory damages. In such situations, the REINSURER and the CEDING COMPANY shall share such damages so assessed, in equitable proportions. For the purposes of this provision, the following definitions will apply:

•	“Punitive Damages” are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute

•	“Statutory Penalties” are those amounts awarded as a penalty, but fixed in amount by statute

•	“Compensatory Damages” are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty, nor fixed in amount by statute

If the REINSURER declines to be party to the contest, compromise, or litigation of a claim, it will pay its full share of the amount reinsured, as if there had been no contest, compromise, or litigation, and its proportionate share of covered expenses incurred to the date it notifies the CEDING COMPANY it declines to be a party.

F.

The CEDING COMPANY will not provide its distributors (e.g., wholesalers, producers, etc.) with additional compensation upon annuitization under the Income Benefit Rider. In the event that this proves to be otherwise, the REINSURER shall have the right to amend the terms of this Agreement to return it to its original risk profile. Should this not be possible, the REINSURER may immediately terminate this reinsurance arrangement for new and inforce business.

G.

Commutation of term certain annuity payments or any other liquidity feature is unavailable to those individuals who annuitize. under the Income Benefit Rider (except commutation by beneficiaries upon death of payee). In the event that this proves to be otherwise, the REINSURER shall have the right to amend the terms of this Agreement to return it to its original risk profile. Should this not be possible, the REINSURER may immediately terminate this reinsurance arrangement for new and inforce business.

NATIONWIDE Agreement No. 99016-1B Effective 5/1/99	Page-12

Article VIII

Recapture Privileges

The CEDING COMPANY may recapture existing reinsurance in force up to its then retention level in accordance with the following rules:

The CEDING COMPANY will notify the REINSURER of its intent to recapture [REDACTED]

NATIONWIDE Agreement No. 99016-IB Effective 5/1/99	Page-13

Article IX

Inspection of Records

A.

The REINSURER, or its duly appointed representatives, shall have the right annually, upon reasonable advance notice and for reasonable purposes, to inspect at the office of the CEDING COMPANY all records referring directly to those specific aspects of the insurance reinsured by the REINSURER.

B.

Relating to the business reinsured hereunder, the CEDING COMPANY or its duly appointed representatives shall have the annual right, upon reasonable notice and for reasonable purposes, to inspect at the office of the REINSURER all records referring to reinsurance ceded from the CEDING COMPANY.

NATIONWIDE Agreement No. 99016-19 Effective 5/1/99	Page-14

Article X

Reinsurance Credit

Reinsurance Credit. It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualify for reinsurance credit in the States of Delaware and New York for the reinsurance ceded hereunder. The REINSURER, at its sole cost and expense, shall do all that is necessary to comply with all Delaware and New York State insurance laws and regulations to enable the CEDING COMPANY to take credit for the reinsurance ceded hereunder, including delivery of any reports required thereunder.

NATIONWIDE Agreement No. 990164B Effective 5/1/99	Page-15

Article XI

Insolvency

A.

In the event of the insolvency of the CEDING COMPANY, all reinsurance will be payable on the basis of the liability of the CEDING COMPANY on the policies reinsured directly by the CEDING COMPANY or its liquidator, receiver or statutory successor without diminution because of the insolvency of the CEDING COMPANY.

B.

In the event of insolvency of the CEDING COMPANY, the liquidator, receiver or statutory successor will within a reasonable time after the claim is filed in the insolvency proceeding, give written notice to the REINSURER of all pending claims against the CEDING COMPANY or any policies reinsured. While a claim is pending, the REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses which it may deem available to the CEDING COMPANY or its liquidator, receiver or statutory successor. The expenses incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expenses will be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the CEDING COMPANY.

C

Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against either the REINSURER or CEDING COMPANY with respect to this Agreement are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid. However, in the event of liquidation, the REINSURER may offset against undisputed amounts which are due and payable to the CEDING COMPANY, only those undisputed amounts due the REINSURER which are not more than one-hundred-eighty (180) days past due at the date of the court order of liquidation.

NATIONWIDE Agreement No. 99016-IB Effective 5/1/99	Page-16

Article XII

Negotiation

A.

Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

B.

If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties will agree to submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

NATIONWIDE Agreement No. 99016-7B Effective 5/1/99	Page-17

Article XIII

Arbitration

A.

It is the intention of the CEDING COMPANY and the REINSURER that the customs and practices of the U.S. insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute which arises out of or relates to this Agreement, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law; there will be no appeal of their decision; and, any court having jurisdiction of the subject matter and the parties may reduce that decision to judgement.

B.

To initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of its receipt.

C.

There will be three arbitrators who will be current or former officers of U.S. life insurance companies other than the contracting companies or affiliates thereof. Each of the contracting companies will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of their appointment, then the appointment of said arbitrator will be left to the President of the American Arbitration Association. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by a majority of votes.

D.	It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in Section A of this Article.

E.

The arbitration hearing will be held on the date fixed by the arbitrators in New York City. In no event will this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments they will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. Each party may examine any witnesses who testify at the arbitration hearing.

F.	The cost of arbitration will be divided between the parties, unless the arbitrators decide otherwise.

NATIONWIDE Agreement No. 99016-IS Effective 5/1/99	Page-18

Article XIV

Policy Form and Program Changes

A.

The CEDING COMPANY may amend, substitute, add or delete variable investment funds to the investment options supporting the annuity policy form, as described in the policy form general provisions. No such change will be made by the CEDING COMPANY without prior notification to the REINSURER if such change would materially alter the REINSURER’s risk, and without any required prior approval of the Securities and Exchange Commission. The CEDING COMPANY agrees to maintain a selection of core investment options reasonably similar to those investment funds and investment options listed on Schedule B. For purposes of clarity and certainty, the CEDING COMPANY is not precluded by the prior sentence from including investment options which may not be reasonably similar to those investment funds and investment options listed on Schedule B.

B.

The CEDING COMPANY may amend any policy form, endorsement, or program to bring it into compliance with any regulatory or tax provision and must notify the REINSURER of such changes. For any other changes not relating to Section A above, the CEDING COMPANY shall notify the REINSURER of such changes and the REINSURER shall promptly determine whether the changes will be covered under the Agreement or whether Amendments or revisions to the Agreement will be necessary to cover the changes.

C.	The CEDING COMPANY agrees to provide the REINSURER with all contractholder communications as though it were a contractholder in the State of Delaware.

NATIONWIDE Agreement No. 99016-1B Effective 5/1/99	Page-19

Article XV

Confidentiality

All matters with respect to this Agreement require the utmost good faith of both parties. Both the CEDING COMPANY and the REINSURER shall hold confidential and not disclose or make competitive use of any shared proprietary information unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available, or the disclosure of which is required for retrocession purposes, or has been mandated by law, or is duly required by external auditors.

NATIONWIDE Agreement No. 99016-IS Effective 5/1/99	Page-20

Article XVI

Miscellaneous

A.

This Agreement shall constitute the entire Agreement between the parties with respect to business reinsured hereunder. There is no understanding between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made by Amendment to the Agreement and signed by both parties.

The headings preceding the text of the Articles of this Agreement are intended and inserted solely for convenience of reference and shall not effect the meaning, interpretation, construction or effect of this Agreement.

B.

Notices. Any notice or communication given pursuant to this Reinsurance Agreement must be in writing and 1) delivered personally, 2) sent by facsimile or other similar transmission to a number specified in writing by the recipient, 3) delivered by overnight express, or 4) sent by Registered or Certified Mail, Postage Prepaid, Return Receipt Requested, as follows:

If to CEDING COMPANY: If to the REINSURER:

Nationwide Life Insurance Company
One Nationwide Plaza I - I 0-T3
Columbus, Ohio 43215-2220
Attn: Mark Spilker

AXA Re Life Insurance Company

17 State Street, 32nd Floor

New York, NY 10004

Attn: Josephine Pagnozzi

Unless otherwise stated, all notices and other communications required or permitted under this Reinsurance Agreement that are addressed as provided in this Section will be deemed given as of the date of receipt, as indicated by the delivery receipt. Any party from time to time may change its address, but no such notice of change will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

Assignments, etc. This Agreement shall be binding to the parties and their respective successors and permitted assignees. This Agreement may not be assigned by either party without the written consent of the other. This Agreement may be modified or amended only by an Amendment duly executed and delivered on behalf of each party by its respective duly authorized officers.

D.

Governing Law. In all respects, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as applicable to insurance policy forms entered into in that State between citizens of that State, and without reference to conflicts of law principles.

NATIONWIDE Agreement No. 99016-IB Effective 5/1/99	Page-21

Article XVII

Severability

If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

NATIONWIDE Agreement No. 99016-18 Effective 5/1/99	Page-22

Article XVIII

DAC Tax

Treasury Regulation Section 1.848-2(g)(8) Election

The CEDING COMPANY and the REINSURER hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29, 1992, under Section 848 of the Internal Revenue Code 1986, as amended. This election shall be effective for 1993 and all subsequent taxable years for which this Agreement remains in effect.

A.	The term “party” will refer to either the CEDING COMPANY or the REINSURER as appropriate.

B.	The terms used in this Article are defined by reference to Treasury Regulations Section 1.848-2 in effect as of December 29, 1992.

C.

The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of IRC Section 848(c)(1).

D.

Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The parties also agree to exchange information, which may be otherwise required by the IRS.

E.

The CEDING COMPANY will submit a schedule to the REINSURER by April 1st of each year, of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year.

F.

The REINSURER may contest such calculation by providing an alternate calculation to the CEDING COMPANY in writing within thirty (30) days of the REINSURER’s receipt of the CEDING COMPANY’s calculation. If the REINSURER does not notify the CEDING COMPANY, the REINSURER will report the net consideration as determined by the CEDING COMPANY in the REINSURER’s tax return for the previous calendar year.

G.

If the REINSURER contests the CEDING COMPANY’s calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the REINSURER submits its alternate calculation. If the REINSURER and CEDING COMPANY reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

NATIONWIDE Agreement No. 99016-IS Effective 5/1/99	Page-23

Article XIX

Duration of Agreement and New Business Facility

A.	This Agreement is non-cancelable and, except as provided in this Article XIX and in Article II, shall be unlimited as to its duration.

B.	The New Business Facility shall be open to accept New Business[REDACTED]

NATIONWIDE Agreement No. 99016-M Effective 5/1/99	Page-24

Article XX

Execution of Agreement

This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than both, but together signed by both of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives as of May 1, 1999.

NATIONWIDE LIFE INSURANCE COMPANY

By:	[ILLEGIBLE]	[ILLEGIBLE]

Attest:
	Name	Title

Date:	10/1/99

AXA RE LIFE INSURANCE COMPANY

By:		[ILLEGIBLE]
	Name	Title

Attest:	[ILLEGIBLE]
	Name	Title

Date:	9-23-99

NATIONWIDE Agreement No. 990164B Effective 5/1/99	Page-25

Schedule A

Plans Reinsured

A.	Quota-Share Percentages: [REDACTED]

B.	Related Policy Endorsements and Forms: Schedule A-1

C.	Product Features [REDACTED]

D.	Income Benefit Base [REDACTED]

NATIONWIDE Agreement No. 99016-10 Effective 5/1/99	Page-26

Schedule A-1

Policy Endorsements and Forms [REDACTED]

NATIONWIDE Agreement No. 99016-1B Effective 5/1/99	Page-27

Schedule B

Investment Funds

BOA Future, BOA Choice, BOA Exclusive H

Nationwide

Balanced

Capital Appreciation

Equity Income

Government Bond

Global Equity High

Income Bond Money

Market Multisector

Bond Select

Advisers Midcap

Small Company

Small Cap Value

Strategic Growth

Strategic Value

Total Return Fund

American Century	International Value Income & Growth

Dreyfus	Capital Appreciation Index Fund Socially Responsible Growth

Fidelity	Contrafund Equity Income Growth Opportunities Growth High Income Overseas

Morgan Stanley	Emerging Markets Real Estates

Neuberger Berman	Guardian Mid Cap Growth Partners

Oppenheimer	Aggressive Growth Growth & Income Growth

Van Eck	Emerging Markets Hard Assets

Warburg Pincus	Growth & Income International Equity Post Venture Capital

FIDELITY ADVISOR GENERATIONS ANNUITY

Fidelity	Asset Manager Growth Asset Manager Balanced Contrafund Equity Income Growth & Income Growth Opportunities Growth High Income Investment Grade Bond Index 500 Money Market Overseas

NATIONWIDE Agreement No. 99016-IB Effective 5/1/99	Page-28

Schedule C - Suggested Data Layout

(Page 1 of 2)

Variable Annuity - Guaranteed Minimum Income Benefit Reinsurance

Field Description		Comments
Annuitant’s ID:	Name	Last
First
Middle
Sex M or F
Date of Birth YYYYMMDD •
Social Security No. •
Joint Annuitant’s ID:	Name	Last	If applicable
First
Middle
Sex M or F*
Date of Birth YYYYMMDD •
Social Security No. •
Owners ID:	Name	Last
First
Middle
Sex M or F
Date of Birth YYYYMMDD
Social Security No.
Joint Owners ID:	Name	Last	If applicable
First
Middle
Sex M or F
Date of Birth YYYYMMDD
Social Security No.

Policy Number •
Policy Issue Date	YYYYMMDD’
Policy Issue Status	NI=True New Issue, SC=Spousal Continuance, EX=1035 Exchange
Benefit Code	tf more than one benefit is included in file
Tax Status	Qualified (Q), or Non-qualified (N)
Mortality Risk Definition Indicator Death Claim Trigger	AV = VNAR; CV = VNAR + SCNAR A = Annuitant, O = Owner, 1 = 1[4] to die, 2 = 2”[4] to die (e.g A2 = payable upon death of 2[1]” of the joint annuitants)
Account Value #	Current total value of all funding vehicles •
Surrender Charge	If reinsured •
Cumulative Deposits	Total premiums •
Cumulative Withdrawals	Total of all withdrawals outstanding
Current Ratchet Value	If Applicable’
Current Reset Value	If Applicable •
Minimum Guaranteed Death Benefit’
Contract Death Benefit	Greater of Account Value and Minimum Guaranteed Death Benefit
Mortality Risk VNAR	Max((Contract Death Benefit—Account Value), 0) Surrender Charge, If Applicable
SCNAR

NATIONWIDE Agreement No. 99016-IB Effective 5/1/99	Page-29

Schedule C - Suggested Data Layout

(Page 2 of 2)

Variable Annuity - Guaranteed Minimum Income Benefit Reinsurance

GMIB SECTION
GMIB Indicator	Y • benefit elected, N = benefit not elected, NA = not applicable
Income Benefit Elected	01 = option 1, 02 = option 2
Additional Rider Elected	A = APO4321, B = APO4320, AB n 4321 & 4320, etc.
Expiration of Waiting Period	YYYYMMOD
GMIB Annuitization Date	YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset Date	YYYYMMDD, if applicable
Cancellation Date	YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount	Calculated using an individual life annuity form with 10 years certain
Treasury Rate	Used In IBNAR calculation

Funding Vehicle Values: (To be reported in aggregate at least quarterly)

“MorningStar designations #

Aggressive	Growth Balanced Corporate Bond Government Bond Growth Growth and Income High Yield Bond International Bond International Stock Money Market Specialty Fund General Account #

Termination Information

                    Termination Date YYYYMMDD, If applicable

Reason	for termination Death (D), Annuitation (A), 1035 Exchange (X), GMIB Election (I), Other (O) Cause of Death If applicable. Use your Cause of Death code, and provide translation

Summary to include                            For reconciliation purposes (may be paper summary)

Total number of records

Total of each dollar field

# All values to dollar

                                                             (Items are absolute requirements)

NATIONWIDE Agreement No. 99016-IB Effective 5/1/99	Page-30

Exhibit I

Annuitization Rate and Exposure Determination

[REDACTED]

NATIONWIDE Agreement No. 99016-18 Effective 5/1/99	Page-31

Exhibit II

Mortality Tables

1983 Valuation
Age	I Male - qx’s		Female - qx’s	Age	Male • qx’s	Female • qx’s
5	0.377’		0.194	60	8.338	4.467
6	0.350:		0.160	61	8.983	4.908
7	0.333,		0.134	62	9.740	5.413
8	0.352’		0.134	63	10.630	5.990
9	0.368:		0.136	64	11.664	6.633
10	0.382,		0.141	65	12.851	7.336
11	0.394J		0.147	66	14.199.	8.090
12	0.405.		0.155	67	15.717	8.888
13	0.415,		0.165	68	17.414	9.731
14	0.4251		0.175	69	19.296.	10.653
15	0.435]		0.188	70	21.3711	11.697
16	0.446]		0.201	71	23.647,	12.905
17	0.458’		0.214	72	26.131	14.319
18	0.472		0.229	73	28.835	15.980
1	cooj		.244	74	31.794’	17.909
20	0.505r		0.260	75	35.046:	20.127
21	0.525		0.276	76	38.631,	22.654
22	0.546		0.293	77	42.587	25.509
23	0.570		0.311	78	46.951	28.717
24	0.596!		0.330	79	51.755,	32.328
25	0.622]		0.349	80	57,026	36.395
26	0.650]		0.368	81	62.791J	40.975
27	0.677!		0.387	82	69.081:	46.121
28	0.7041		0.405	83	75.908’	51.889
29	0.731	[1]	0,423	84	83.230	58.336
30	0.759:		0.441	85	90 987:	65.518
31	0.786:		0.460	86	99.122	73.493
32	0614,		0.479	87	107.577	82.318
33	0.8431		0.499	88	116.316	92.017
34	0.876;		0.521	89	125.394	102.491
35	0.917]		0.545	90	134.887.	113.605
36	0.968,		0.574	91	144.873	125.227
37	—		0.607	92	155.429’	137.222
38	1.114,		0.646	93	166.629	149.462
39	1.216j		0.691	94	178.537,	161.834
40	1.341:		0.742	95	191.214.	174.228
41	1.4921		0.801	96	204.721	186.535
42	1.673;		0.867	97	219.120,	198.646
43	1.886,		0.942	98	234.735	211.102
44	2.129!		1.026	99	251.889,	224,445
45	2.399		1.122	100	270.906’	239.215
46	2.693	[1]	1.231	101	292.111j	255.953
47	3.009]		1.356	102	315.826	275201
					.377	97.
49	3.6941		1.657	104	372.086.	323.390
50	4.057		1,830	105	405.278	353 414
51	4.4311		2.016	106	442.27;	388.111
52	4,812:		2.215	107	483.406	428.023
53	5.198:		2.426	108	528.989	473.692
54	5.5911		2.650	109	579.351	525.658
55	5.994:		2.891	110	634,814	584,462
56	6.409		3.151	111	695.704’	650.646
57	6.839!		3.432	112	762.343	724.750
58	7.290]		3.739	113	835.056’	807.316
59	7.7821		4.081	114	914.167,	898.885
				115	1000.000’	1000,000

NATIONWIDE Agreement No. 99016-IS Effective 5/1/99	Page-32

Exhibit II — Mortality Tables

(continued)

2000 Basic
Age	Male - qx’s		1Female - qx s	Age	Male - qx s	Female - qx’s
5	0.324,		0.189	60	7.170	4.277
6	0.301’		0.156	61	7.714	4.6991
7	0.286.		0,131	62	8,348	5.181:
8	0.328:		0.131	63	9.093	5.732;
9	0.362		0.134	64	9.968	6.347:
10	0.390		0.140	65	10.993	7.017,
11	0.413,		0.148	66	12.188	7.734;
12	0.431:		0.158	67	13.572	8.491’
13	0.446		0.170	68	15.160	9 288,
14	0.458:		0.183	69	16.946	10.163
15	0.470’		0.197	70	18.920	11.165
16	0.4811		0.212	71	21.071’,	12,339
17	0.495’		0,228	72	23.388	13.734
18	0.510.		0.244	73	25.871:	15.391
19	0.528!		0260	74	28.552;	17.326
20	0.549		0.277	75	31.477	19.551
21	0.573j		0.294	76	34.686	22.075!
22	0.599’		0.312	77	38.225	24.910;
23	0.627		0.330	78	42.132	28.074:
24	0.657:		0.349	79	46.427.	31.6121
25	0.686:		0.367	80	51.128	35.580I
26	0.714		0,385	81	56.250	40.030,
27	0 738		0.403	82	61.809	45.017:
28	0.758		0.419	83	67.826	50.600:
29	0.774	[1]	0.435	84	74.322	56.865:
30	0.784		0.450	85	81.326	63.907!
31	0.789,		0.463	86	88.863	71.8151
32	0.789		0.476	87	96.958	80.682!
33	0.790!		0.488	88	105.631	90.557
34	0.791:		0.500	89	114.858	101.307
35	0.792;		0.515	90	124.612	112’ 759
36	0.794;		0.534	91	134,861	124.7331 - I
37	0.823,		0.558	92	145.575	137.054
38	0.8721		0.590	93	156.727	149.552
39	0.945;		0.630	94	168.290	162.079
40	1.043!		0.677	95	180.245	174.492
41	1.168;		0.732	96	192.565	186.647
42	1.322’		0.796	97	205,229	198.403’
43	1.5051		0.868	98	218.683	210.337
44	1.7151		0.950	99	233,371	223.027
45	1.948,		1.043	100	249,741	237.051
46	2.198’		1.148	101	268.237	252.985
47	2.463’		1.267	102	289.305	271.406,
48	2.740’		1.400	103	313.391	292.893
49	3,028		1.548	104	340.940	318.023j
50	3.330.		1.710	105	372.398	347.373,
51	3 647;		1.888	106	408.210	381.520
52	3.980!		2,079	107	448,823	421.042
53	4,3311		2.286	108	494.681	466.516!
54	4.698:		2.507	109	546.231:	518.520
55	5.077E		2.746	110	603.917	577.631
56	5.465!		3.003	111	668.186	644.4271
57	5,861		3.280	112	739.483	719.484[1]
58	6265:		3.578	113	818.254	803.380
59	6.694		3.907	114	904.945	896.6934
				115	1000.000	1000.0001

NATIONWIDE Agreement No. 99016-1B Effective 5/1/99	Page-33

Exhibit III

Benefit Limitation Rules

[REDACTED]

NATIONWIDE Agreement No. 99016-IB Effective 5/1/99	Page-34

Amendment No. 1

to

Automatic Reinsurance Agreement No. 99016 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(Ceding Company)

and

AXA RE LIFE INSURANCE COMPANY

(Reinsurer)

Effective September 24, 1999, this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. The following item has been amended:

•	Schedule B — Investment Funds is replaced by the attached revised Schedule

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
Attest:

AXA RE LWE INSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	[ILLEGIBLE]
Michael W. Pado
Senior Vice President and Chief Underwriting Officer

Attest:
Josephine Pagnozzi, Assistant Vice President

NATIONWIDE Agreement No. 99016-ID. Effective :q1/99 Amendment No. I, Effective 9/24/99

Schedule B

Investment Funds
BOA Future, BOA Choice, BOA Exclusive II

American Century	International
Value
Income & Growth

Dreyfus	Capital Appreciation	Index Fund
	European Equity Portfolio	Socially Responsible Growth

Federated	Quality Bond Fund

Fidelity	Contrafund	Growth
	Equity Income	High Income
	Growth Opportunities	Overseas

Morgan Stanley	Emerging Markets
Real Estates

Nationwide	Balanced	High Income Bond	Small Cap Value
	Capital	Money Market	Small Company
	Appreciation Equity	Multisector Bond	Strategic Growth
	Income Government	Select Advisers Midcap	Strategic Value
	Bond Global Equity	Select Advisers Smallcap Growth	Total Return Fund

Neuberger Berman	Guardian
Mid Cap Growth
Partners

Oppenheimer	Aggressive Growth
Growth
Growth & Income

Van Eck	Emerging Markets
Hard Assets

Victory	Diversified Stock Fund	Small Company Opportunity
Investment Quality Fund

Warburg Pincus	Growth & Income

Fidelity Advisor Generations Annuity

Fidelity	Asset Manager	Growth Opportunities
	Asset Manager Growth	High Income
	Balanced	Index 500
	Contrafund	Investment Grade
	Equity Income	Bond Money Market
	Growth	Overseas
Growth & Income

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. I, Effective 9/24/99	Page-36

Amendment No. 2

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(Ceding Company)

and

AXA RE LIFE INSURANCE COMPANY

(Reinsurer)

Effective January 1, 2000, this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. The following items have been amended:

•	Article V — Reinsurance Premiums, Section B: The premium chart has been amended to include [REDACTED]

•	Schedule A — Plans Reinsured, Section .1): Item 3. has been added to the IBB list to reflect the addition of the [REDACTED] .

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	[ILLEGIBLE]

Attest:	[ILLEGIBLE]

AXA RE LIFE INSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	[ILLEGIBLE]
Michael W. Pado
Senior Vice President and Chief Underwriting Officer

Attest:	/s/ Josephine Pagnozzi
Josephine Pagnozzi, Assistant Vice President

NATIONWIDE Agreement No. 99016-IS, Effective 511/99 Amendment No. 2. Effective 1/1/00

Article V

Reinsurance Premiums

A.	The reinsurance premium, which varies by benefit, is an asset-based reinsurance premium subject to minimum monthly amounts. [REDACTED]

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 2, Effective I/I/00	Page-38

Article V — Reinsurance Premiums

(continued)

NATIONWIDE Agreement No. 99016-18, Effective 5/1/99 Amendment No. 2, Effective I/1/00	Page-39

Schedule A

Plans Reinsured

A.	Quota-Share Percentages: [REDACTED]

B.	Related Policy Endorsements and Forms: Schedule A-I

C.	Product Features [REDACTED]

NATIONWIDE Agreement No. 99016-ID, Effective 5/1/99 Amendment No. 2, Effective I/1/00	Page-40

Amendment No. 3

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective January 1, 2000 (or as indicated in Schedule B), this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. It is mutually agreed that:

•	Article V — Reinsurance Premiums is replaced by the attached revised Article V. The premium chart has been revised to show the [REDACTED]

•	Schedule A — Plans Reinsured is replaced by the attached revised Schedule A to show the [REDACTED]

•	Schedule A —1 — Policy Endorsements and Forms is replaced by the attached revised Schedule A-I to reflect the addition of the [REDACTED]

•	Schedule B — Investment Funds is replaced by the attached revised Schedule B to expand the fund offerings and to reflect name changes to certain existing funds as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	6/4/01
Name/Title

[ILLEGIBLE]
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	[ILLEGIBLE]
Michael W. Pado, President

By:
Dina Greenbaum, Assistant Vice President

Attest:
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-1B, Effective 5/1/99 Amendment No. 3, Effective 1/1/00

Article V

Reinsurance Premiums

The reinsurance premium, which varies by benefit, is an asset-based reinsurance premium subject to minimum monthly amounts. [REDACTED]

NATIONWIDE Agreement No, 99016-IB, Effective 5/1/99 Amendment No- 2, Effective 1/1/00

Schedule A

Plans Reinsured

A.	Quota-Share Percentages: [REDACTED]

B.	Related Policy Endorsements and Forms: Schedule A-1

C.	Product Features [REDACTED]

NATIONWIDE Agreement No. 99016-1B, Effective 5/1/99 Amendment No. 2, Effective 1/1100

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No. 99016-1B, Effective 5/1/99 Amendment No. 2. Effective 1/1/00

Schedule B

Investment Funds

Contracts: BOA Future, BOA Choice, BOA Exclusive II

Fund	Status
American Century Income & Growth International Value

Dreyfus Capital Appreciation European Equity Portfolio Index Fund Socially Responsible Growth

Federated Quality bond Fund

Fidelity Contrafund Equity Income Growth Growth Opportunities High Income Overseas

Janus Aspen Series Capital Appreciation Portfolio: Service Shares Global Technology Portfolio: Service Shares International Growth Portfolio: Service Shares	Added January I, 2000 Added January I, 2000 Added January I, 2000

Morgan Stanley Emerging Markets Real Estate Mid Cap Growth	Added May I, 2000

Nationwide

Balanced

Capital Appreciation

Equity Income

Global Equity

Government Bond

High Income Bond

Money Market

Multisector Bond

Select Advisers Mid Cap

Select Advisers Small Cap Growth

Small Cap Value

Small Company

Strategic Growth

Strategic Value

Total Return Fund

Renamed Global 50 May I, 2000 Renamed Mid Cap Index May I, 2000 Renamed Small Cap Growth May I, 2000

Neuberger Berman Guardian Mid Cap Growth Partners

Oppenheimer Aggressive Growth Growth Growth & Income Global Securities	Renamed Capital Appreciation May I, 2000 Renamed Main Street Growth & Income May I, 2000 Added May I, 2000

Van Eck Worldwide Emerging Markets Worldwide Hard Assets

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 1, Effective 1/1/00

Schedule B

Investment Funds

Victory Diversified Stock Fund Investment Quality Fund Small Company Opportunity

Warburg Pincus Growth & Income

Strong Opportunity Fund II	Added May I, 2000

Contracts: Fidelity Advisor Generations Annuity

Fidelity Asset Manager Asset Manager Growth Balanced Contrafund Equity Income Growth Growth & Income Growth Opportunities High Income Index 500 Investment Grade Bond Money Market Overseas

NATIONWIDE Agreement No. 99016-IB, Effective 511/99 Amendment No. 2, Effective 1/1/00

Amendment No. 4

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective May 1, 2000, this Amendment is hereby attached to and becomes a pan of the above-described Reinsurance Agreement. It is mutually agreed that:

•	Schedule A — Plans of Reinsurance is replaced by the attached revised Schedule A to add the [REDACTED] as a covered contract under the terms of this Agreement; and

•	Schedule A —1, Policy Endorsements and Forms, is replaced by the attached revised Schedule A — 1 to reflect the addition of the [REDACTED] contract; and

•	Schedule B — Investment Funds is replaced by the attached revised Schedule B to add the Investment Funds for the [REDACTED] .

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
Name/Title

Attest	[ILLEGIBLE]
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	[ILLEGIBLE]
Michael W. Pado, President

By:
Dina Greenbaum, Assistant Vice President

Attest:	[ILLEGIBLE]
[ILLEGIBLE], Assistant Vice President

NATIONWIDE Agreement No. 99016-IS, Effective 511199 Amendment No. 4, Effective 5/1/00

Schedule A

Plans Reinsured

A. Quota-Share Percentages: [REDACTED]

B. Related Policy Endorsements and Forms: Schedule A-I

C. Product Features [REDACTED]

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 4, Effective 5/1/00

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No. 99016-1B, Effective 5/1/99 Amendment No. 4. Effective 5/1/00

Schedule B

Investment Funds

Contracts: BOA Future, BOA Choice, BOA Exclusive II

Fund	Status
American Century Income & Growth International Value

Dreyfus Capital Appreciation European Equity Portfolio Index Fund Socially Responsible Growth

Federated Quality bond Fund

Fidelity Contrafund Equity Income Growth Growth Opportunities High Income Overseas

Janus Aspen Series Capital Appreciation Portfolio: Service Shares Global Technology Portfolio: Service Shares International Growth Portfolio: Service Shares	Added January I, 2000 Added January I, 2000 Added January 1, 2000

Morgan Stanley Emerging Markets Real Estate Mid Cap Growth	Added May I, 2000

Nationwide

Balanced

Capital Appreciation

Equity Income

Global Equity

Government Bond

High Income Bond

Money Market

Multisector Bond

Select Advisers Mid Cap

Select Advisers Small Cap Growth

Small Cap Value

Small Company

Strategic Growth

Strategic Value

Total Return Fund

Renamed Global 50 May 1, 2000 Renamed Mid Cap Index May I, 2000 Renamed Small Cap Growth May I, 2000

Neuberger Berman Guardian Mid Cap Growth Partners

Oppenheimer Aggressive Growth Growth Growth & Income Global Securities	Renamed Capital Appreciation May I, 2000 Renamed Main Street Growth & Income May 1, 2000 Added May I, 2000

Van Eck Worldwide Emerging Markets Worldwide Hard Assets

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 4, Effective 5/1/00

Schedule B

Investment Funds

Victory Diversified Stock Fund Investment Quality Fund Small Company Opportunity

Warburg Pincus Growth & Income

Strong Opportunity Fund II	Added May 1, 2000

Contracts: Fidelity Advisor Generations Annuity

Fidelity Asset Manager Asset Manager Growth Balanced Contrafund Equity Income Growth Growth & Income Growth Opportunities High Income Index 500 Investment Grade Bond Money Market Overseas

Contracts: Fidelity Advisor Generations 2 Annuity

Fidelity

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

VIP Overseas Portfolio

VIP II Asset Manager Portfolio

VIP II Asset Manager Growth Portfolio

VIP II Contrafunde Portfolio

VIP II Index 500 Portfolio

VIP II Investment Grade Bond Portfolio

VIP III Balanced Portfolio

VIP III Growth & Income Portfolio

VIP III Growth Opportunities Portfolio

VIP III Mid Cap Portfolio

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 4, Effective 5/1/00

Amendment No. 5

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY) and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective September 20, 2000 (or as otherwise indicated on Schedule B), this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•

Schedule B — Investment Funds is replaced by the attached revised Schedule B to expand the fund offerings and to reflect various fund replacements and name changes to the existing funds as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	6/4/01
Name/Title

Attest:	[ILLEGIBLE]

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	[ILLEGIBLE]	Date:	[ILLEGIBLE]

By:
Dina Greenbaum, Assistant Vice President

Attest:
[ILLEGIBLE] Assistant Vice President

NATIONWIDE Agreement No. 99016-1B, Effective 5/1/99 Amendment No. 5, Effective 9120/00

Schedule B

Investment Funds

Contracts: BOA Future, BOA Choice, BOA Exclusive II

Fund	Status

American Century

Income & Growth

International

Value

Dreyfus

Capital Appreciation

European Equity Portfolio

Index Fund

Socially Responsible Growth

Federated

Quality Bond Fund

Fidelity

Contrafund

Equity Income

Growth

Growth Opportunities

High Income

Overseas

Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Added January 1, 2000
Global Technology Portfolio: Service Shares	Added January 1, 2000
International Growth Portfolio: Service Shares	Added January 1, 2000
Morgan Stanley (Universal Institutional Funds)
Emerging Markets
Real Estate
Mid Cap Growth	Added May 1, 2000
Nationwide
Balanced	Replaced with J.P. Morgan NSAT Balanced Fund Oct. 2, 2000
Capital Appreciation
Equity Income	Replaced with Federated NSAT Equity Income Fund Oct 2, 2000
Global Equity	Renamed Global 50 May 1, 2000
Government Bond
High Income Bond	Replaced with Federated NSAT High Income Bond Oct 2, 2000
Money Market
Multisector Bond	Replaced with MAS NSAT Multi Sector Bond Fund Oct 2, 2000
Select Advisers Mid Cap Select Advisers Small Cap Growth	Renamed Mid Cap Index May 1, 2000. Replaced with Dreyfus NSAT Mid Cap Index Fund Oct 2, 2000. Renamed Small Cap Growth May 1, 2000
Small Cap Value
Small Company
Strategic Growth Strategic Value	Replaced with Strong NSAT Mid Cap Growth Fund Oct 2, 2000 No longer available as of May 1, 2000
Total Return Fund
Gartmore NSAT Emerging Markets Fund	Added October 2, 2000
Gartmore NSAT Global Technology & Communications Fund	Added October 2000
Gartmore NSAT International Growth Fund	Added October 2, 2000
Turner NSAT Growth Focus Fund	Added October 2, 2000
Neuberger Berman
Guardian
Mid Cap Growth
Partners
Oppenheimer
Aggressive Growth
Growth	Renamed Capital Appreciation May 1,
Growth & Income	2000 Renamed Main Street Growth &
Global Securities	Income May 1, 2000 Added May 1, 2000

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 5, Effective 9/20/00

Schedule B

Investment Funds

Van Eck Worldwide Emerging Markets Worldwide Hard Assets
Victory Diversified Stock Fund Investment Quality Fund Small Company Opportunity
Warburg Pincus Growth & Income	No longer available May I, 2000
Strong Opportunity Fund ☐	Added May 1, 2000
Contracts: Fidelity Advisor Generations Annuity
Fidelity Asset Manager Asset Manager Growth Balanced Contrafund Equity Income Growth Growth & Income Growth Opportunities High Income Index 500 Investment Grade Bond Money Market Overseas
Contracts: Fidelity Advisor Generations 2 Annuity

Fidelity

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

VIP Overseas Portfolio

VIP II Asset Manager Portfolio

VIP II Asset Manager Growth Portfolio

VIP II Contrafund® Portfolio

VIP II Index 500 Portfolio

VIP II Investment Grade Bond Portfolio

VIP III Balanced Portfolio

VIP III Growth & Income Portfolio

VIP III Growth Opportunities Portfolio

VIP III Mid Cap Portfolio

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 5, Effective 9/20/00

Amendment No. 9

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective May 1, 2003, this Amendment is hereby attached to and becomes a pan of the above-described Reinsurance Agreement. It is mutually agreed that:

1.	Policies Inforce as of the effective date of this Amendment that elect the CEDING COMPANY [REDACTED]

2.	Should the CEDING COMPANY resume offering [REDACTED]

3.	Should the CEDING COMPANY [REDACTED]

4.	Note the REINSURER does not cover any benefit resulting from

5.

Schedule B, Investment Funds, is hereby amended and replaced by the attached revised Schedule B, to indicate the revised fund offerings hereunder as of the dates shown. Changes to fund offerings made prior to the effective date of this amendment can be found in the replaced version of Schedule B.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:	[ILLEGIBLE]	Date:	[ILLEGIBLE]
Name/Title

Attest:
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael S. Sakoulas	Date:	[ILLEGIBLE]
Michael S. Sakoulas, Senior Vice President

By:	/s/ Betsy A. Barnes
Betsy A. Barnes, Assistant Vice President

Attest:	/s/ Julia Comely
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 Amendment No. 9

Schedule B

Investment Funds

Funds	BOA Future	BOA Choice	BOA Exclusive II	All American	Key Choice	Paine Webber Choice	Key Future	Future Horizon	BB&T Future
				Added 2/15/02	Choice Crone Added 6/15/99	Choice Clone Added 8/2/99	Future Clone Added 5/1/00	Future Clone Added 9/1/01	Future Clone Added 12/3/01
AIM Variable Insurance Funds, Inc.
AIM V.I. Balanced Fund: Series I Shares	N	N	N	N	N	N	N	N	Y
AIM V.I. Basic Value Fund: Series II Shares	N	N	N	Y	N	N	N	N	N
AIM V.I. Blue Chip Fund: Series I Shares	N	N	N	N	N	N	N	N	Y
AIM V.I. Capital Appreciation Fund: Series I Shares	N	N	N	Series II	N	N	N	N	Y
AIM V.I. Core Equity Fund: Series I Shares	N	N	N	N	N	N	N	N	Y
AIM V.I. International Growth Fund: Series II Shares	N	N	N	y	N	N	N	N	N
AIM V.I. Premier Equity Fund: Series I Shares	N	N	N	Series II	N	N	N	N	Y
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Growth and Income Portfolio: Class B	N	N	N	Y	N	N	N	N	N
AllianceBernstein International Value Portfolio: Class B	N	N	N	Y	N	N	N	N	N
AllianceBernstein Premier Growth Portfolio: Class B	N	N	N	Y	N	N	N	N	N
AllianceBernstein Small Cap Value Portfolio: Class B	N	N	N	Y	N	N	N	N	N
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
American Century VP International Fund: Class lilt	Y	Y	Y	N	Y	Y	Y	Y	N
American Century VP Ultra Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
American Century VP Value Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund: Class II	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
BB&T Variable Insurance Funds
BB&T Capital Appreciation Fund	N	N	N	N	N	N	N	N	Y
EMT Capital Manager Aggressive Growth Fund	N	N	N	N	N	N	N	N	Y
BB&T Growth and Income Fund	N	N	N	N	N	N	N	N	Y
BUJ Large Company Growth Fund	N	N	N	N	N	N	N	N	Y
Dreyfus
Dreyfus Investment Portfolios—Small Cap Stock Index Portfolio: Service Shares	Y	Y	Y	N	Y	Y	Y	Y	N
The Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares	Y	Y	Y	N	N	Y	Y	Y	N
Dreyfus Stock Index Fund, Inc.: Initial Shares	Y	Y	Y	added 5/1/03	N	Y	Y	Y	N

NATIONWIDE Agreement No. 99016-18, Effective 5/1/99 Amendment No. 9	Page 1 of

Schedule B

Investment Funds

Funds	BOA Future	BOA Choice	BOA Exclusive II	All American	Key Choice	Paine Webber Choice	Key Future	Future Horizon	BB&T Future
				Added 2/15/02	Choice Clone Added 6/15/99	Choice Clone Added 13/2/99	Future Clone Added 5/1/00	Future Clone Added 9/1/01	Future Clone Added 12/3/01
- Service Shares
Dreyfus Variable Investment Fund — Appreciation Portfolio: Initial Shares	r	Y	Y	N	Y	y	Y	Y	Y
Dreyfus Variable Investment Fund—Developing Leaders Portfolio: Initial Shares	N	N	N	N	N	N	N	N	Y
Dreyfus Variable Investment Fund—International Value Portfolio: Initial Shares	N	N	N	N	N	N	N	N	Y
Federated Insurance Series
Federated American Leaders Fund II: Service Shares	N	N	N	Y	N	N	N	N	N
Federated Capital Appreciation Fund II: Service Shares	N	N	N	Y	N	N	N	N	N
Federated High Income Bond Fund II: Service Shares	N	N	N	Y	N	N	N	N	N
Federated Quality Bond Fund II: Service Shares	Primary Shares	Primary Shares	Primary Shares	Y	N	Primary Shares	Primary Shares	Primary Shares	Primary Shares
Fidelity Variable Insurance Products Fund
VIP Equity-Income Portfolio: Service Class	Y	Y	Y	Class 2	N	Y	r	Y	Y
VIP Growth Portfolio: Service Class	Y	Y	Y	Class 2	Y	r	Y	Y	Y
VIP High Income Portfolio: Service Class	Y	Y	Y	Class 2	N	Y	Y	Y	N
VIP Overseas Portfolio: Service Class R	Y	Y	Y	Class 2	Y	Y	Y	Y	Y
Fidelity Variable Insurance Products Fund II
VIP II Contrafund Portfolio: Service Class	Y	Y	Y	Class 2	V	Y	Y	Y	N
VIP II Investment Grade Bond Portfolio: Service Class	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
Fidelity Variable Insurance Products Fund III
VIP III Aggressive Growth Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N
VIP III Dynamic Capital Appreciation Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N
VIP III Growth & Income Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N
VIP III Mid Cap Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N
VIP III Value Strategies Portfolio: Service Class	Y	Y	Y	Class 2	Y	r	r	Y	N
Financial Investors Variable Insurance Trust
First Horizon Capital Appreciation Portfolio	N	N	N	N	N	N	N	Y	N
First Horizon Growth & Income Portfolio	N	N	N	N	N	N	N	Y	N

NATIONWIDE Agreement No. 9016-IB, Effective May 1, 1999 Amendment No. 9	Page 2 of

Schedule B

Investment Funds

Funds	BOA Future	BOA Choice	BOA Exclusive II	All American	Key Choice	Paine Webber Choice	Key Future	Future Horizon	BB&T Future
				Added 2/15/02	Choice Clone Added ‘ 8/15/99	Choice Clone Added 8/2/99	Future Clone Added 5/1/00	Future Clone Added 9/1/01	Future Clone Added 12/3/01
Gartmore Variable Insurance Trust (“GVIT”)
Comstock GVIT Value Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	Y
Dreyfus GVIT International Value Fund: Class III	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
Dreyfus GVIT Mid Cap Index Fund: Class I	Y	Y	Y	Class II	N	Y	Y	Y	Y
Federated GVIT High Income Bond Fund: Class I	Y	Y	Y	N	Y	v	Y	Y	Y
Gartmore GVIT Emerging Markets Fund: Class III	Y	Y	Y	Class II	Y	Y	Y	Y	N
Gartmore GVIT Global Financial Services Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Global Health Sciences Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N
Ga line GVIT Global Technology 8 Communications Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Global Utilities Fund: Class Ill	Y	Y	V	N	Y	V	Y	Y	N
Gartmore GVIT Government Bond Fund: Class I	Y	Y	Y	Y	N	Y	Y	Y	Y
Gartmore GVIT Growth Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N
Gartmore GVIT International Growth Fund: Class III	`I	Y	Y	N	Y	Y	Y	Y	N
Gartmore 9\m- Investor Destinations Funds	Y	Y	Y	Y	N	Y	V	N	N
Gartmore GVIT Investor Destinations Conservative Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderately Conservative Fund	Y	Y.	Y	`I	N	V	Y	N	N
Gartmore GVIT Investor Destinations Moderate Fund	Y	Y	Y	Y	N	V	Y	N	N
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Investor Destinations Aggressive Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Mid Cap Growth Fund: Class I (formerly Strong)	Y	Y	Y	N	N	Y	Y	Y	N
Gartmore GVIT Money Market Fund: Class I	Y	Y	Y	Y	Y	Y	V	Y	Y
Gartmore GVIT Nationwide Leaders Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Nationwide® Fund: Class I (formerly Gartmore GVIT Total Return Fund)	Y	Y	Y	N	N	Y	Y	Y	N
Gartmore GVIT U.S. Growth Leaders Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Worldwide Leaders Fund: Class III	Y	Y	Y	N	N	Y	Y	Y	N
GVIT Small Cap Growth Fund: Class I	Y	Y	Y	Class II	N	Y	Y	Y	N
GVIT Small Cap Value Fund: Class I	Y	`I	Y	Class II	N	Y	Y	Y	Y
GVIT Small Company Fund: Class I	Y	Y	Y	Class II	Y	Y	Y	Y	Y
J.P. Morgan GVIT Balanced Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N
Van Kampen GVIT Multi Sector Bond Fund: Class I (formerly MAS GVIT Multi Sector Bond Fund)	Y	Y	Y	N	Y	Y	Y	`I’	N

NATIONWIDE Agreement No. 99016-IB, Effective May I, 1999 Amendment No. 9	Page 3 of

Schedule B

Investment Funds

Funds	BOA Future	BOA Choice	BOA Exclusive II	All American	Key Choice	Paine Webber Choice	Key Future	Future Horizon	BB&T Future
[ILLEGIBLE]				Added 2/15/02	Choice Clone Added. 8/15/99	Choice Clone Added 8/2/99	Future Clone Added 5/1/00	Future Clone Added 9/1/01	Future Clone Added 12/3/01
Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Y	Y	Y	N	N	Y	Y	Y	N
Global Technology Portfolio: Service II Shares	Y	Y	Y	N	Y	Y	Y	Y	N
International Growth Portfolio: Service II Shares	Y	Y	Y	N	Y	Y	Y	Y	N
Risk-Managed Large Cap Core Portfolio: Service Shares	Added 5/1/03	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	N	N	N
MFS Variable Insurance Trust
MFS Investors Growth Stock Series: Service Class	N	N	N	Y	N	N	N	N	N
MFS Mid Cap Growth Series: Service Class	N	N	N	Y	N	N	N	N	N
MFS New Discovery Series: Service Class	N	N	N	Y	N	N	N	N	N
MFS Value Series: Service Class	N	N	N	Y	N	N	N	N	N
Neuberger Berman Advisers Management Trust
AMT Guardian Portfolio	Y	Y	Y	N	N	Y	Y	Y	N
AMT Limited Maturity Bond Portfolio: Class I	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
AMT Mid-Cap Growth Portfolio: Class I	Y	v	Y	N	Y	Y	Y	Y	N
AMT Partners Portfolio	Y	Y	Y	N	Y	Y	Y	r	N
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth FundNA: Initial Class	Y	V	Y	N	Y	Y	Y	Y	N
Oppenheimer Capital Appreciation FundNA: Initial Class	Y	Y	Y	Service Class	N	Y	Y	Y	N
Oppenheimer Global Securities FundNA: Class III (replaces Class I which is closed as of 511/03)	Y	•ri	Y	Service Class	N	Y	Y	Y	N
Oppenheimer Main Street® FundNA: Initial Class	Y	y	Y	Service Class	N	Y	Y	Y	N
Oppenheimer Strategic Bond FundNA: Service Class	N	N	N	Y	N	N	N	N	N
Putnam Variable Trust
Putnam VT Growth & Income Fund: Class IB	N	N	N	Added 5/1/03	N	N	N	N	N
Putnam VT International Equity Fund: Class IB	N	N	N	Added 5/1/03	N	N	N	N	N
Putnam VT Voyager Fund: Class IB	N	N	N	Added 5/1/03	N	N	N	N	N

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 Amendment No. 9	Page 4 of

Schedule Il

Investment Funds

Funds	BOA Future	BOA Choice	BOA Exclusive II	All American	Key Choice	Paine Webber Choice	Key Future	Future Horizon	BB&T Future
				Added 2/15/02	Choice Clone Added 8/15/99	Choice Clone Added 8/2/99	Future Clone Added 5/1/00	Future Clone Added 9/1/01	Future Clone Added 12/3/01
Strong Opportunity Fund II, Inc.: Investor Class	Y	Y	Y	N	N	Y	Y	Y	N
Van Kampen
The Universal Institutional Funds, Inc.
Core Plus Fixed Income Portfolio: Class II	N	N	N	Added 5/1/03	N	N	N	N	N
Emerging Markets Debt Portfolio: Class I	Y	Y	Y	N	N	Y	Y	Y	N
U.S. Real Estate Portfolio: Class I	Y	Y	Y	Added 5/1/03 - Class II	N	Y	Y	Y	N
Van Kampen Life Investment Trust
Comstock Portfolio: Class II	N	N	N	Y	N	N	N	N	N
Emerging Growth Portfolio: Class II	N	N	N	Y	N	N	N	N	N
Victory Variable Insurance Funds
Diversified Stock Fund: Class A	N	N	N	N	Y	N	Y	N	N
Small Company Opportunity Fund: Class A	N	N	N	N	Y	N	Y	N	N

NATIONWIDE Agreement No. 99016-ID, Effective May 1, 1999 Amendment No. 9	Page 5 of 8

Schedule B

Investment Funds

Funds	Waddell & Reed Advisors Select Plus	Waddell & Reed Advisors Select	Successor
	Future clone Added 12/1/00	. Added 7/1/01	Added 7/1/01
American Century: Growth: Investor Class	N	N	Y
American Century: Income & Growth - Advisor Class	N	N	Y
American Century: International Growth - Advisor Class	N	N	Y
American Century: Short Term Government - Investor Class	N	N	Y
American Century: Ultra- Investor Class	N	N	V
Dreyfus Appreciation Fund, Inc.	N	N	Y
Dreyfus Balanced Fund, Inc.	N	N	Y
Dreyfus Premier Third Century Fund, Inc. - Class Z	N	N	V
Federated Equity Income Fund - Class F Shares	N	N	Closed 5/1/03
Federated High Yield Trust	N	N	Y
Federated Intermediate Income Fund - Institutional Service Shares	N	N	Y
Federated Investment Series Funds, Inc. - Federated Bond Fund - Class F Shares	N	N	Closed 5/1/03
Fidelity Advisor Balanced Fund - Class A	N	N	Closed 5/1/03
Fidelity Advisor Equity Growth Fund - Class A	N	N	Y
Fidelity Advisor Equity Income Fund - Class A	N	N	Y
Fidelity Advisor Growth Opportunities Fund - Class A	N	N	Y
Fidelity Advisor High Income Advantage Fund - Class T	N	N	Closed 5/1/03
Fidelity Advisor Overseas Fund - Class A	N	N	Y
Franklin Balance Sheet Investment Fund - Class A	N	N	`I
Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A	N	N	Y
Franklin Small-Mid Cap Growth Fund - Class A	N	N	Y
Gar-errors Bond Fund - Class D	N	N	Closed 5/1/03
Gartmore Government Bond Fund - Class D	N	N	Y
Gartmore Growth Fund - Class D	N	N	V
Gartmore GMF Investor Destinations Funds	N	N	v
Gartmore GMF Investor Destinations Conservative Fund	N	N	Y
Gartmore GMF Investor Destinations Moderately Conservative Fund	N	N	Y

NATIONWIDE Agreement No. 99016-IR, Effective May 1, 1999 Amendment No. 9	Page 6 of 8

Schedule B

Investment Funds

Funds	Waddell & Reed Advisors Select Plus	Waddell & Reed Advisors Select	Successor
	Future Clone Added 12/1/00	Added 7/1/01	Added 7/1/01
Gartmore GMF Investor Destinations Moderate Fund	N	N	Y
Gartmore GMF Investor Destinations Moderately Aggressive Fund	N	N	Y
Gartmore GMF Investor Destinations Aggressive Fund	N	N	Y
Gaiurnxe Large Cap Value Fund - Class A	N	N	Y
Gartmore Money Market Fund - Service Shares	N	N	Y
Gartmore Total Return Fund - Class D	N	N	Y
Gartmore Value Opportunities Fund - Class A	N	N	V
Gartuure Variable Insurance Trust - J.P. Morgan GVIT Balanced Fund: Class I	N	N	Y
INVESCO Dynamics Fund - Investor Class	N	N	Y
INVESCO Small Company Growth Fund - Investor Class	N	N	Y
INVESCO Total Return Fund - Investor Class	N	N	Closed 5/1/03
Janus Adviser Balanced Fund - I Shares	N	N	Y
Janus Adviser International Fund Fund - I Shares	N	N	Y
Janus Adviser Worldwide Fund - I Shares	N	N	Y
Lazard Small Cap Portfolio Open Shares	N	N	Closed 5/1/03
Nationwide Bond Index Fund - Class A	N	N	Y
Nationwide International Index Fund - Class A	N	N	Y
Nationwide Large Cap Growth Fund - Class A	N	N	Y
Nationwide Mid Cap Market Index Fund - Class A	N	N	Y
Nationwide Small Cap Fund - Class A	N	N	Y
Nationwide Small Cap Index Fund - Class A	N	N	Y
Nationwide S&P 500 Index Fund - Service Class	N	N	Y
Neuberger Berman EquityTrust - Guardian Fund - Trust Class	N	N	Closed 5/1/03
Neuberger Berman EquityTrust - Partners Fund - Trust Class	N	N	Closed 5/1/03
Neuberger Berman Genesis Fund - Trust Class	N	N	Y
Oppenheimer Capital Appreciation Fund - Class A	N	N	Y
Oppenheimer Champion Income Fund - Class A	N	N	Added 5/1/03
Oppenheimer Global Fund - Class A	N	N	Y

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 Amendment No. 9	Page 7 of 8

Schedule B

Investment Funds

Funds	Waddell & Reed Advisors Select Plus	Waddell & Reed Advisors Select	Successor
	Future Clone Added 1711100	Added 7/1/01	Added 7/1/01
Oppenheimer Strategic Income Fund - Class A	N	N	V
PIMCO Total Return Fund - Class A	N	N	Y
Putnam International Equity Fund - Class A	N	N	Y
Putnam Voyager Fund - Class A	N	N	Y
Strong Advisor Common Stock Fund, Inc. - Class Z	N	N	V
Strong Advisor Mid Cap Growth Fund - Class Z	N	N	Y
Stiwy Growth & Income Fund - Investor Class	N	N	Y
Templeton Foreign Fund - Class A	N	N	Y
Van Kampen Growth Fund - Class A	N	N	Added 5/1/03
Van Kampen Growth and Income Fund - Class A	N	N	Added 5/1/03
Van Kampen Real Estate Securities Fund - Class A	N	N	Added 5/1/03
Waddell & Reed Advisors Small Cap Fund - Class A	N	N	Added 5/1/03
WAR Target Funds, Inc.
Asset Strategy Portfolio	Y	Y	N
Balanced Portfolio	Y	Y	N
Bond Portfolio	Y	Y	N
Core Equity Portfolio	`it	Y	N
Growth Portfolio	Y	Y	N
High Income Portfolio	Y	Y	N
International Portfolio	Y	Y	N
Limited-Term Bond Portfolio	Y	Y	N
Money Market Portfolio	V	Y	N
Science and Technology Portfolio	Y	Y	N
Small Cap Growth Portfolio (formerly Small Cap Portfolio; name changed 7/2//2003)	Y	Y	N
Value Portfolio (added May 1, 2001)	Y	Y	N

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 Amendment No. 9	Page 8 of 8

Amendment No. 1

to

Automatic Reinsurance Agreement No. 99016 Dated May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(Ceding Company)

and

AXA RE LIFE INSURANCE COMPANY

(Reinsurer)

Effective September 24. 1999, this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. The following item has been amended:

•	Schedule B — Investment Funds is replaced by the attached revised Schedule B

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
Attest:

AXA RE LIFE INSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	12/8/99
Michael W. Pado Senior Vice President and Chief Underwriting Officer

By:	/s/ Josephine Pagnozzi
Josephine Pagnozzi, Assistant Vice President

NATIONWIDE Agreement No. 99016-11i, Effective 5/1/99 Amendment No. 1. Effective 9/24/99	Page 1

Schedule B

BOA Future, BOA Choice, BOA Exclusive II
American Century	International
Value
Income & Growth

Dreyfus	Capital Appreciation	Index Fund
	European Equity Portfolio	Socially Responsible Growth

Federated	Quality Bond Fund

Fidelity	Contrafund	Growth
	Equity Income	High Income
	Growth Opportunities	Overseas

Morgan Stanley	Emerging Markets
Real Estates

Nationwide	Balanced	High Income Bond	Small Cap Value
	Capital Appreciation	Money Market	Small Company
	Equity Income	Multisector Bond	Strategic Growth
	Government Bond	Select Advisers Midcap	Strategic Value
	Global Equity	Select Advisers Smallcap Growth	Total Return Fund

Neuberger Berman	Guardian
Mid Cap Growth
Partners

Oppenheimer	Aggressive Growth
Growth
Growth & Income

Van Eck	Emerging Markets
Hard Assets

Victory	Diversified Stock Fund	Small Company Opportunity
Investment Quality Fund

Warburg Pincus	Growth & Income
Fidelity Advisor Generations Annuity

Fidelity	Asset Manager	Growth Opportunities
	Asset Manager Growth	Hi Income
	Balanced	Index 500
	Contrafund	Investment Grade Bond
	Equity Income	Money Market
	Growth	Overseas
Growth & Income

NATIONWIDE Agreement No, 99016-1B, Effective 5/1/99 Amendment No. 1, Effective 9/24199	Page 28

Amendment No. 2

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(Ceding Company)

and

AXA RE LIFE INSURANCE COMPANY

(Reinsurer)

Effective January I, 2000. this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. The following items have been amended:

Article V— Reinsurance Premiums, Section B: The premium chart has been amended to include [REDACTED] Schedule A — Plans Reinsured, Section D: Item 3. has been added to the IBB list to reflect the addition of the [REDACTED] This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	[ILLEGIBLE]

Attest:	[ILLEGIBLE]

AXA RE LIFE INSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	[ILLEGIBLE]
Michael W. Pado Senior Vice President and Chief Underwriting Officer

Attest:	/s/ Josephine Pagnozzi
Josephine Pagnozzi, Assistant Vice President

NATIONWIDE Agreement No. 99016-1B, Effective 5/1/99 Amendment No. 2, Effective 111/00

Article V

Reinsurance Premiums

The reinsurance premium, [REDACTED]

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 2, Effective 1/1/00	Page 9

Schedule A

Plans Reinsured

A.	Quota-Share Percentages: [REDACTED]

B.	Related Policy Endorsements and Forms: Schedule A-1

C.	Product Features [REDACTED]

NATIONWIDE Agreement No. 9901618, Effective 5/1/94 Amendment No. 2. Effective 1/1/00	Page 26

Amendment No. 3

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective January 1, 2000 (or as indicated in Schedule B), this Amendment is hereby attached to and becomes a part of the above described Reinsurance Agreement. It is mutually agreed that:

•

Article V - Reinsurance Premiums is replaced by the attached revised Article V. The premium chart has been revised to show the [REDACTED] Schedule A — Plans Reinsured is replaced by the attached revised Schedule A to show the [REDACTED] Schedule A —1 — Policy Endorsements and Forms is replaced by the attached revised Schedule A-I to reflect the addition of the Extra Value Rider as an available election under the [REDACTED] Schedule B — Investment Funds is replaced by the attached revised Schedule B to expand the fund offerings and to reflect name changes to certain existing funds as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	6/4/01
Name/Title

Attest:	[ILLEGIBLE]
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	[ILLEGIBLE]
Michael W. Pado President

By:
Dina Greenbaum, Assistant Vice President

Attest:	/s/ Julia Comely
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-18, Effective 5/1/99 Amendment No- 3, Effective 1,1/00

Article V

Reinsurance Premiums

The reinsurance premium, [REDACTED]

NATIONWIDE Agreement No. 99016-1B, Effective 5/1199 Amendment No. 2, Effective 1/1/00

Schedule A

Plans Reinsured

A.	Quota-Share Percentages: [REDACTED]

B.	Related Policy Endorsements and Forms: Schedule A-1

C.	Product Features [REDACTED]

NATIONWIDE Agreement No. 990I6-IB. Effective 54/99 Amendment No 2. Effective 1/1/00

Schedule A-I

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No. 99016-1B, Effective 5/1/99 Amendment No. 2, Effective 1/1/00

Schedule B

Investment Funds

Contracts: BOA Future, BOA Choice BOA Exclusive II
Fund	Status
American Century
Income & Growth
International
Value
Dreyfus
Capital Appreciation
European Equity
Portfolio Index Fund
Socially Responsible Growth
Federated
Quality bond Fund
Fidelity
Contrafund
Equity Income
Growth
Growth Opportunities
High Income
Overseas
Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Added January 1, 2000
Global Technology Portfolio: Service Shares	Added January 1 , 2000
International Growth Portfolio: Service Shares	Added January 1, 2000
Morgan Stanley
Emerging Markets
Real Estate
Mid Cap Growth	Added May 1, 2000
Nationwide
Balanced
Capital Appreciation
Equity Income
Global Equity	Renamed Global 50 May 1, 2000
Government Bond
High Income Bond
Money Market
Multisector Bond
Select Advisers Mid Cap	Renamed Mid Cap Index May 1, 2000
Select Advisers Small Cap Growth	Renamed Small Cap Growth May 1, 2000
Small Cap Value
Small Company
Strategic Growth
Strategic Value
Total Return Fund
Neuberger Berman
Guardian Mid Cap
Growth Partners
Oppenheimer
Aggressive Growth
Growth	Renamed Capital Appreciation May 1, 2000
Growth & Income	Renamed Main Street Growth & Income
Global Securities	May 1, 2000 Added May 1, 2000
V an Eck
Worldwide Emerging Markets
Worldwide Hard Assets

NATIONWIDE Agreement No. 990I6-IB, Effective 5/1/99 Amendment No 3, Effective 10,00

Schedule B

Investment Funds

Victory
Diversified Stock Fund

Small Company Opportunity

Growth & Income
Strong
Opportunity Fund II	Added May 1, 2000

Contracts: Fidelity Advisor Generations Annuity
Fidelity
Asset Manager
Asset Manager Growth
Balanced
Contrafund
Equity Income
Growth
Growth & Income
Growth Opportunities
High Income
Index 500
Investment Grade Bond
Money Market
Overseas

NATIONWIDE Agreement No. 091.06-IB, Effective 511,99 Amendment No. 2. Effective 1, 1,00

Amendment No. 4

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSLTRANCE COMPANY

(REINSURER)

Effective May 1, 2000, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•	Schedule A — Plans of Reinsurance is replaced by the attached revised Schedule A to add the [REDACTED] as a covered contract under the terms of this Agreement; and

•	Schedule A —I, Policy Endorsements and Forms, is replaced by the attached revised Schedule A — 1 to reflect the addition of the [REDACTED] ; and

•	Schedule B Investment Funds is replaced by the attached revised Schedule B to add the Investment Funds for the [REDACTED]

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
Name/Title

Attest:	[ILLEGIBLE]
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	[ILLEGIBLE]
Michael W. Pado, President

By:
Dina Greenbaum, Assistant Vice President

Attest:	[ILLEGIBLE]
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-18, Effective 5/1/99 Amendment No 4, Effective 5/1/00

Schedule A

Plans Reinsured

A.	Quota-Share Percentages: [REDACTED]

B.	Related Policy Endorsements and Forms: Schedule A-1

C.	Product Features [REDACTED]

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 4, Effective 5/1/00

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No. 99016-1B, Effective 5/1/99 Amendment No. 4, Effective 5/1/00

Schedule B

Investment Funds

Contracts: BOA Future, BOA Choice, BOA Exclusive II
Fund	Status
American Century
Income & Growth
International
Value
Dreyfus
Capital Appreciation
European Equity Portfolio
Index Fund
Socially Responsible Growth
Federated
Quality bond Fund
Fidelity
Contrafund
Equity Income
Growth
Growth Opportunities
High Income
Overseas
Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Added January 1, 2000
Global Technology Portfolio: Service Shares	Added January 1, 2000
International Growth Portfolio: Service Shares	Added January 1, 2000
Morgan Stanley
Emerging Markets
Real Estate
Mid Cap Growth	Added May 1, 20O0
Nationwide
Balanced
Capital Appreciation
Equity Income
Global Equity	Renamed Global 50 May 1 , 2000
Government Bond
High Income Bond
Money Market
Multisector Bond
Select Advisers Mid Cap	Renamed Mid Cap Index May 1, 2000
Select Advisers Small Cap Growth	Renamed Small Cap Growth May 1, 2000
Small Cap Value
Small Company
Strategic Growth
Strategic Value
Total Return Fund
Neuberger Berman
Guardian
Mid Cap Growth
Partners
Oppenheimer
Aggressive Growth
Growth	Renamed Capital Appreciation May 1, 2000
Growth & income	Renamed Main Street Growth & Income May 1, 2000
Global Securities	Added May 1, 2000
Van Eck
Worldwide Emerging Markets
Worldwide Hard Assets

NATIONWIDE Agreement No. 94016-IB. Effective 91/99 Amendment No. 4. Effective 5/1/00

Schedule B

Investment Funds

Diversified Stock Fund
Investment Quality Fund
Small Cumpan) Opportunit)
Warburg Pincus
Growth & Income
Strong
Opportunity Fund II	Added May 1, 2000

Contracts: Fidelity Advisor Generations Annuity
Fidelity
Asset Manager
Asset Manager Growth
Balanced
Contrafund
Equity Income
Growth
Growth & Income
Growth Opportunities
High Income
Index 500
Investment Grade Bond
Money Market
Overseas

Contracts: Fidelity Advisor Generations 2 Annuity
Fidelity
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP High Income Portfolio
VIP Money Market Portfolio
VIP Overseas Portfolio
VIP II Asset Manager Portfolio
VIP II Asset Manager Growth Portfolio
VIP II Contrafund® Portfolio
VIP II Index 500 Portfolio
VIP II Investment Grade Bond Portfolio
VIP III Balanced Portfolio
VIP III Growth & Income Portfolio
VIP III Growth Opportunities Portfolio
VIP III Mid Cap Portfolio

NATIONWIDE Agreement No. 99016-ID, Effective 5/1199 Amendment No. 4, Effective 54100

Amendment No. 5

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective September 20, 2000 (or as otherwise indicated on Schedule B), this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

•

Schedule B - Investment Funds is replaced by the attached revised Schedule B to expand the fund offerings and to reflect various fund replacements and name changes to the existing funds as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	6/4/01
Name/Title

Attest:
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	[ILLEGIBLE]
Michael W. Pado, President

By:
Dina Greenbaum, Assistant Vice President

Attest:	[ILLEGIBLE]
[ILLEGIBLE] Comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-1B, Effective 5/t;99 Amendment No. 5, Effective 9/20/00

Schedule B

Investment Funds

Contracts: BOA Future, BOA Choice, BOA Exclusive II
Fund	Status
American Century
Income & Growth
International
Value
Dreyfus
Capital Appreciation
European Equity Portfolio
Index Fund
Socially Responsible Growth
Federated
Quality Bond Fund
Fidelity
Contrafund
Equity Income
Growth
Growth Opportunities
High Income
Overseas
Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Added January 1, 2000
Global Technology Portfolio: Service Shares	Added January 1, 2000
International Growth Portfolio: Service Shares	Added January 1. 2000
Morgan Stanley (Universal Institutional Funds)
Emerging Markets
Real Estate
Mid Cap Growth	Added May 1, 2000
Nationwide
Balanced	Replaced with J.P. Morgan NSAT Balanced Fund Oct. 2, 2000
Capital Appreciation
Equity Income	Replaced with Federated NSAT Equity Income Fund Oct 2,
Global Equity	2000 Renamed Global 50 May 1, 2000
Government Bond
High Income Bond	Replaced with Federated NSAT High Income Bond Oct 2, 2000
Money Market
Multisector Bond	Replaced with MAS NSAT Multi Sector Bond Fund Oct 2,
Select Advisers Mid Cap	2000 Renamed Mid Cap Index May 1, 2000. Replaced with
Dreyfus NSAT Mid Cap Index Fund Oct 2, 2000.
Select Advisers Small Cap Growth	Renamed Small Cap Growth May 1, 2000
Small Cap Value
Small Company
Strategic Growth	Replaced with Strong NSAT Mid Cap Growth Fund Oct 2, 2000 No
Strategic Value	longer available as of May 1, 2000
Total Return Fund
Gartmore NSAT Emerging Markets Fund	Added October 2, 2000
Gartmore NSAT Global Technology & Communications Fund	Added October 2, 2000
Gartmore NSAT International Growth Fund	Added October 2, 2000
Turner NSAT Growth Focus Fund	Added October 2, 2000
Neuberger Berman
Guardian
Mid Cap Growth
Partners
Oppenheimer
Aggressive Growth
Growth	Renamed Capital Appreciation May 1,
Growth & Income	2000 Renamed Main Street Growth &
Global Securities	Income May 1, 2000 Added May 1, 2000

NATIONWIDE Agreement No 99016-IB, Effective 511/99 Amendment No. 5, Effective 9/20/00

Schedule B

Investment Funds

Van Eck Worldwide Emerging Markets Worldwide Hard Assets
Victory Diversified Stock Fund Investment Quality Fund Small Company Opportunity
Warburg Pincus Growth & Income	No longer available May 1, 2000
Strong Opportunity Fund II	Added May 1, 2000

Contracts: Fidelity Advisor Generations Annuity
Fidelity Asset Manager Asset Manager Growth Balanced Contrafund Equity Income Growth Growth & Income Growth Opportunities High Income Index 500 Investment Grade Bond Money Market Overseas

Contracts: Fidelity Advisor Generations 2 Annuity

Fidelity

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

VIP Overseas Portfolio

VIP II Asset Manager Portfolio

VIP II Asset Manager Growth Portfolio

VIP II Contrafund Portfolio

VIP II Index 500 Portfolio

VIP II Investment Grade Bond Portfolio

VIP III Balanced Portfolio

VIP III Growth & Income Portfolio

VIP III Growth Opportunities Portfolio

VIP III Mid Cap Portfolio

NATIONWIDE Agreement No. 99010-IB. Effective 5/1/99 Amendment No. S. Effective 9120/00

Amendment No. 6

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective as of the dates shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

In accordance with the provisions of Article XIX, Duration of Agreement and New Business Facility, the new business facility of this Agreement is hereby extended, terms unchanged, [REDACTED]

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 Amendment No. 6, Effective May 1I, 2001

•	Article XIX, Duration of Agreement and New Business Facility, is hereby replaced by the attached Article XIX to describe the renewal of the Agreement.

•	Schedule A, Plans of Reinsurance, is hereby replaced by the attached Schedule A, to describe the contracts reinsured and benefits covered.

•	Schedule A-1, Policy Endorsements and Forms, is hereby replaced by the attached Schedule A-1, to document the form numbers and associated riders for the contracts reinsured.

•	Schedule B, Investment Funds, is hereby replaced by the attached Schedule B. to document fund additions and changes.

•

Schedule C, Suggested Data Layout, is hereby replaced by the attached Schedule C to document the addition of a Product Indicator which will identify the combination of product and rates associated with a particular policy.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
Name/Title

Attest:
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
Michael W. Pado, President

By:
Dina Greenbaum, Assistant Vice President

Attest:	[ILLEGIBLE]
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

Article IV

Net Amount at Risk

A. Definition of Terms: [REDACTED]

NATIONWIDE: Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 6, Effective May 1, 2001

Article V

Reinsurance Premiums

The reinsurance premium, which varies by benefit, is an asset-based reinsurance premium subject to minimum monthly amounts. [REDACTED]

NATIONWIDE Agreement No. 99016-1E, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

Article XIX

Duration of Agreement and New Business Facility

A.	This Agreement is non-cancelable and, except as provided in this Article XIX and in Article 11, shall be unlimited as to its duration.

B.

The initial New Business Facility was open to accept New Business as defined on Schedule A, for two (2) years, as measured from the Effective Date of this Agreement. The initial New Business Facility was subsequently extended through June 30, 2001. under the terms then existing under this Agreement. The initial New Business Facility was closed as of June 30, 2001. The New Business Facility has been renewed as described in Paragraph C below.

C.

This New Business Facility is hereby renewed commencing July 1, 2001 through June 30, 2002, subject to a limit of [REDACTED] of total new considerations divided by the quota share percentage reinsured. Additional purchase payments from contracts issued during the reinsurance facility are included in this Agreement. [REDACTED]

NATIONWIDE Agreement No. 99016-IS, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

Schedule A

Plans Reinsured

A.	Quota-Share Percentages: [REDACTED]

B.	Related Policy Endorsements and Forms: Schedule A-1

C.	Product Features [REDACTED]

NATIONWIDE Agreement No. 99016-ID, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

Schedule A-I continued on next page...

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No. 9901648, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

Schedule B

Investment Funds

Fund	Status
Contract= BOA Future, BOA Choice, BOA Exclusive 11
American Century
Income & Growth
International
Value
Dreyfus
Capital Appreciation
European Equity Portfolio
Index Fund
Socially Responsible Growth
Federated
Quality Bond Fund
Fidelity
Contrafund
Equity Income
Growth
Growth Opportunities
High Income
Overseas
Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Added January 1, 2000
Global Technology Portfolio: Service Shares	Added January 1, 2000
International Growth Portfolio: Service Shares	Added January 1, 2000
Morgan Stanley (Universal Institutional Funds)
Emerging Markets
Real Estate
Mid Cap Growth	Added May 1, 2000
Nationwide
Balanced	Replaced with J.P. Morgan NSAT Balanced Fund Oct. 2, 2000
Capital Appreciation
Equity Income	Replaced with Federated NSAT Equity Income Fund Oct 2, 2000
Global Equity	Renamed Global 50 May 1, 2000
Government Bond
High Income Bond	Replaced with Federated NSAT High Income Bond Oct 2, 2000
Money Market
Multisector Bond	Replaced with MAS NSAT Multi Sector Bond Fund Oct 2, 2000
Select Advisers Mid Cap	Renamed Mid Cap Index May 1, 2000. Replaced with Dreyfus
NSAT Mid Cap Index Fund Oct 2, 2000.
Select Advisers Small Cap Growth	Renamed Small Cap Growth May 1, 2000
Small Cap Value
Small Company
Strategic Growth	Replaced with Strong NSAT Mid Cap Growth Fund Oct 2, 2000
Strategic Value	No longer available as of May 1, 2000
Total Return Fund
Gartmore NSAT Emerging Markets Fund	Added October 2, 2000
Gartmore NSAT Global Technology & Communications Fund	Added October 2, 2000
Gartmore NSAT International Growth Fund	Added October 2, 2000
Turner NSAT Growth Focus Fund	Added October 2, 2000
Neuberger Berman
Guardian
Mid Cap Growth
Partners
Oppenheimer
Aggressive Growth
Growth	Renamed Capital Appreciation May 1,
Growth & Income	2000 Renamed Main Street Growth &
Global Securities	Income May 1, 2000 Added May 1, 2000

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 6, Effective May 1, 2001

Schedule B

Investment Funds

Fund	Status
Van Eck
Worldwide Emerging Markets
Worldwide Hard Assets
Victory
Diversified Stock Fund
Investment Quality Fund
Small Company Opportunity
Warburg Pincus
Growth & Income	No longer available May 1, 2000
Strong
Opportunity Fund II	Added May 1, 2000
Contracts: Fidelity Advisor Generations Annuity
Fidelity
Asset Manager
Asset Manager Growth
Balanced
Contra Fund
Equity Income
Growth
Growth & Income
Growth Opportunities
High Income
Index 500
Investment Grade Bond
Money Market
Overseas
. [ILLEGIBLE]	[ILLEGIBLE]
Fidelity
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP High Income Portfolio
VIP Money Market Portfolio
VIP Overseas Portfolio
VIP II Asset Manager Portfolio
VIP II Asset Manager Growth Portfolio
VIP II Contrafund® Portfolio
VIP II Index 500 Portfolio
VIP II Investment Grade Bond Portfolio
VIP III Balanced Portfolio
VIP III Growth & Income Portfolio
VIP HI Growth Opportunities Portfolio
VIP III Mid Cap Portfolio
Contracts: Waddell & Reed Advisors Select and Select Plus Annuities
W&R Target Funds, Inc.
Asset Strategy Portfolio
Balanced Portfolio
Bond Portfolio
Core Equity Portfolio
Growth Portfolio
High Income Portfolio
International Portfolio
Limited-Term Bond Portfolio
Money Market Portfolio
Science and Technology Portfolio
Small Cap Portfolio

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

Schedule B

Investment Funds

Fund	Status
Contracts: Successor Annuity
American Century
Short Term Government — Investor
Class Income & Growth — Advisor Class
Growth — Investor Class
International Growth — Advisor
Class Ultra — Investor Class
Dreyfus
Appreciation Fund, Inc.
Balanced Fund, Inc.
Emerging Leaders Fund
Premier Third Century Fund, Inc. — Class Z
Federated
Bond Fund — Class F
High Yield Trust
Fidelity Advisor
Balanced Fund — Class A
Equity Income Fund — Class A
Growth Opportunities Fund Class A
High Yield Fund — Class T
Franklin
Mutual Series Fund, Inc. — Mutual Shares Fund: Class A
Small Cap Growth Fund — Class A
INVESCO
Dynamics Fund
Small Company Growth Fund
Total Return Fund
Janus
Janus Fund
Twenty Fund
Worldwide Fund
Lazard Small Cap Portfolio — Open Shares

Nationwide
Bond Fund — Class D
Fund Class D
Growth Fund — Class D
Intermediate U.S. Government Bond Fund Class D
Money Market Fund -- Service Class
S&P 500 Index Fund — Service Class
Neuberger Berman
Genesis Trust
Guardian Trust
Partners Trust
Oppenheimer Global Fund — Class A

Prestige
Balanced Fund — Class A
International Fund Class A Large
Cap Growth Fund — Class A
Large Cap Value Fund Class A
Small Cap Fund — Class A
Strong Common Stock Fund, Inc.

Templeton Foreign Fund — Class A

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

Schedule C - Suggested Data Layout

(Page 1 of 2)

Variable Annuity - Guaranteed Minimum Income Benefit Reinsurance

Field Description		Comments
Annuitant's ID:	Name	Last
First
Middle
Sex M or F •
Date of Birth YYYYMMDD
Social Security No. •
Joint Annuitant's ID:	Name	Last	If applicable
First
Middle
Sex M or F •
Date of Birth YYYYMMDD •
Social Security No. •
Owner's ID:	Name	Last
First
Middle
Sex M or F
Date of Birth YYYYMMDD
Social Security No.
Joint Owner's ID:	Name	Last	If applicable
First
Middle
Sex M or F
Date of Birth YYYYMMDD
Social Security No.
Policy Number •
Policy Issue Date		YYYYMMDD •
Policy Issue Status		NI=True New Issue, SC=Spousal Continuance, EX=1035 Exchange
Benefit Code		If more than one benefit is included in file
Tax Status		Qualified (Q), or Non-qualified (N)
Mortality Risk Definition Indicator		AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger		A = Annuitant, O = Owner, 1 = V' to die, 2 =	to die (e.g.; A2 = payable upon death
of 2nd of the joint annuitants)
Account Value #		Current total value of all funding vehicles *
Surrender Charge		If reinsured "
Cumulative Deposits		Total premiums
Cumulative Withdrawals		Total of all withdrawals outstanding *
Current Ratchet Value		If Applicable *
Current Reset Value		If Applicable *
Minimum Guaranteed Death Benefit *
Contract Death Benefit		Greater of Account Value and Minimum Guaranteed Death Benefit
Mortality Risk	VNAR	Max[(Contract Death Benefit — Account Value), 0j
	SCNAR	Surrender Charge, If Applicable
Product Indicator'		1=Issued prior to 7/1/01 on old rate basis; 2=Issued 7/1/01 and TA on old rate basis;
3= Issued on new rate basis.

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

Schedule C—Suggested Data Layout

(Page 2 of 2)

Variable Annuity - Guaranteed Minimum Income Benefit Reinsurance

GMIB SECTION

GMIB Indicator	Y = benefit elected, N = benefit not elected, NA = not applicable
Income Benefit Elected	01 = option 1, 02 = option 2
Additional Rider Elected	A = APO4321, B = APO4320, AB = 4321 & 4320, etc.
Expiration of Waiting Period	YYYYMMDD
GMIB Annuitization Date	YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset Date	YYYYMMDD, if applicable
Cancellation Date	YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount	Calculated using an individual life annuity form with 10 years certain
Treasury Rate	Used in IBNAR calculation

Funding Vehicle Values: (To be reported in aggregate at least quarterly)

MorningStar designations #

Aggressive Growth

Balanced

Corporate Bond

Government Bond

Growth

Growth and Income

High Yield Bond

International Bond

International Stock

Money Market

Specialty Fund

General Account #

Termination Information:

Termination Date YYYYMMDD, If applicable

Reason for termination Death (D), Annuitization (A), 1035 Exchange (X), GMIB Election (I), Other (O)

Cause of Death if applicable. Use your Cause of Death code, and provide translation

Summary to include:                                              For reconciliation purposes (may be paper summary)

Total number of records

Total of each dollar field

# All values to dollar

(* Items are absolute requirements)

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 Amendment No. 6, Effective May 1, 2001

Amendment No. 7

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective as of the dates shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1.	[REDACTED] contracts written during the new business term of this Agreement by Nationwide Life and Annuity Insurance Company shall be covered contracts hereunder.

2.

Effective February 15, 2002, the[REDACTED] annuity is hereby added as a covered product under this Agreement, replacing[REDACTED] . The reinsurance premium rates applicable to the [REDACTED] To effect these changes, the following provisions of this Agreement are hereby amended:

•	Article V, Reinsurance Premiums, is hereby replaced by the attached Article V, to document that the reinsurance premium rates applicable to the [REDACTED]

•	Schedule A, Plans of Reinsurance, is hereby replaced by the attached Schedule A, to describe the contracts reinsured and benefits covered.

•	Schedule A-1, Policy Endorsements and Forms, is hereby replaced by the attached Schedule A-1, to document the form numbers and associated riders for the contracts reinsured.

•	Schedule B, Investment Funds, is hereby replaced by the attached Schedule B to document the fund offerings under the [REDACTED] product.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE INSURANCE COMPANY

By:		[ILLEGIBLE]	Date: 8/22/02
Name/Title

Attest:
Name/Title

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 Amendment No 7, Effective February 15, 2002

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: Date:	[ILLEGIBLE]
[ILLEGIBLE]

By:	/s/ Michael S. Sakoulas
Michael S. Sakoulas, Senior Vice President

Attest:
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-113, Effective May 1, 1999 Amendment No. 7, Effective February 15, 2002

Article V

Reinsurance Premiums

The reinsurance premium, which varies by benefit, is an asset-based reinsurance premium subject to minimum monthly amounts. [REDACTED] NATIONWIDE Agreement No. 99016-IB. Effective 5/1/99 Amendment No. 6, Effective May I, 2001

NATIONWIDE Agreement No. 99016-IB, Effective May I, 1999 Amendment No. 7, Effective February 15, 2002

Schedule A

Plans Reinsured

A.	Quota-Share Percentages: [REDACTED]

B.	Related Policy Endorsements and Forms: Schedule A-I

C.	Product Features [REDACTED]

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 Amendment No. 7, Effective February 15, 2002

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

Schedule A-1 continued on next page...

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 6, Effective May 1, 2001

Schedule A-I

Policy Endorsements and Forms

[REDACTED]

Schedule A-1 continued on next page...

NATIONWIDE Agreement No. 99016-113, Effective May 1, 1999 Amendment No. 7, Effective February 15, 2002

Schedule A-1

Policy Endorsements and Forms

[REDACTED]

NATIONWIDE Agreement No. 99016-ID, Effective May 1, 1999 Amendment No. 7, Effective February 15, 2002

Schedule B

Investment Funds

Fund	Status
Contracts: BOA Future, BOA Choice, BOA Exclusive

American Century
Income & Growth
International
Value

Dreyfus
Capital Appreciation
European Equity Portfolio
Index Fund
Socially Responsible Growth

Federated
Quality Bond Fund
Fidelity
Contrafund
Equity Income
Growth
Growth Opportunities
High Income
Overseas

Janus Aspen Series
Capital Appreciation Portfolio: Service Shares	Added January 1, 2000
Global Technology Portfolio: Service Shares	Added January 1, 2000
International Growth Portfolio: Service Shares	Added January 1, 2000

Morgan Stanley (Universal Institutional Funds)
Emerging Markets
Real Estate
Mid Cap Growth	Added May 1, 2000

Nationwide
Balanced	Replaced with J.P. Morgan NSAT Balanced Fund Oct. 2, 2000
Capital Appreciation
Equity Income	Replaced with Federated NSAT Equity Income Fund Oct 2,
Global Equity	2000 Renamed Global 50 May 1, 2000
Government Bond
High Income Bond	Replaced with Federated NSAT High Income Bond Oct 2, 2000
Money Market
Multisector Bond	Replaced with MAS NSAT Multi Sector Bond Fund Oct 2, 2000
Select Advisers Mid Cap	Renamed Mid Cap Index May 1, 2000. Replaced with Dreyfus
NSAT Mid Cap Index Fund Oct 2, 2000.
Select Advisers Small Cap Growth	Renamed Small Cap Growth May I, 20(X)
Small Cap Value
Small Company
Strategic Growth	Replaced with Strong NSAT Mid Cap Growth Fund Oct 2,
Strategic Value	2000 No longer available as of May 1, 2000
Total Return Fund
Gartmore NSAT Emerging Markets Fund	Added October 2, 2000
Gartmore NSAT Global Technology & Communications Fund	Added October 2, 2000
Gartmore NSAT International Growth Fund	Added October 2, 2000
Turner NSAT Growth Focus Fund	Added October 2, 2000

Neuberger Berman
Guardian
MidCapGrowth
Partners

Oppenheimer
Aggressive Growth
Growth	Renamed Capital Appreciation May 1,
Growth & Income	2000 Renamed Main Street Growth &
Global Securities	Income May 1, 2000 Added May 1, 2000

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 6, Effective May 1, 2001

Schedule B

Investment Funds

Fund	Status
Van Eck
Worldwide Emerging Markets
Worldwide Hard Assets

Victory
Diversified Stock Fund
Investment Quality Fund
Small Company Opportunity

Warburg Pincus
Growth & Income	No longer available May I, 2000
Strong
Opportunity Fund II	Added May 1, 2000

Contracts; Fidelity Advisor Generations Annuity placed	by All American Annuity as of February 15, 2004
Fidelity
Asset Manager
Asset Manager Growth
Balanced
Contrafund
Equity Income
Growth
Growth & Income
Growth Opportunities
High Income
Index 500
Investment Grade Bond
Money Market
Overseas

Contracts Fidelity Advisor Generations 2 Annuity	(Replaced by All American Annuity as of February 15, 2002) -

Fidelity
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP High Income Portfolio
VIP Money Market Portfolio
VIP Overseas Portfolio
VIP II Asset Manager Portfolio
VIP II Asset Manager Growth Portfolio
VIP H Contrafund® Portfolio
VIP II Index 500 Portfolio
VIP II Investment Grade Bond Portfolio
VIP HI Balanced Portfolio
VIP III Growth & Income Portfolio
VIP III Growth Opportunities Portfolio
VIP III Mid Cap Portfolio

Contracts: Waddell & Reed	Advisors Select and Select Plus Annnities

W&R Target Funds, Inc.
Asset Strategy Portfolio
Balanced Portfolio
Bond Portfolio
Core Equity Portfolio
Growth Portfolio
High Income Portfolio
International Portfolio
Limited-Term Bond Portfolio
Money Market Portfolio
Science and Technology Portfolio
Small Cap Portfolio

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 Amendment No. 7, Effective February 15, 2002

Schedule B

Investment Funds

Fund	Status
Contracts: Successor Annitity
American Century
Short Term Government - Investor
Class Income & Growth - Advisor
Class Growth Investor Class
International Growth Advisor Class
Ultra — Investor Class

Dreyfus
Appreciation Fund, Inc.
Balanced Fund, Inc.
Emerging Leaders Fund
Premier Third Century Fund, Inc. — Class Z

Federated
Bond Fund — Class F
High Yield Trust

Fidelity Advisor
Balanced Fund — Class A
Equity Income Fund Class A
Growth Opportunities Fund — Class A
High Yield Fund — Class T

Franklin
Mutual Series Fund, Inc. — Mutual Shares Fund: Class A
Small Cap Growth Fund — Class A

INVESCO
Dynamics Fund
Small Company Growth Fund
Total Return Fund

Janus
Janus Fund
Twenty Fund
Worldwide Fund

Lazard Small Cap Portfolio — Open Shares

Nationwide
Bond Fund Class D
Fund — Class D
Growth Fund Class D
Intermediate U.S. Government Bond Fund — Class
Money Market Fund — Service Class
S&P 500 Index Fund - Service Class

Neuberger Berman
Genesis Trust
Guardian Trust
Partners Trust

Oppenheimer Global Fund — Class A

Prestige
Balanced Fund Class A
International Fund — Class A
Large Cap Growth Fund — Class
A Large Cap Value Fund — Class
A Small Cap Fund Class A

Strong Common Stock Fund, Inc.

Templeton Foreign Fund — Class A

  NATIONWIDE Agreement No. 99016-113, Effective May 1, 1999

  Amendment No. 7, Effective February 15, 2002

Schedule B

Investment Funds

Fund	Status
Contracts: All American Annuity (Added February 15, 2002
AIM Variable Insurance Funds
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.1. International Equity Fund now known as AIM V.I	Name changed May I, 2002
International Growth Fund
AIM V.I. Value Fund now known as AIM V.I. Premier Equity	Name changed May 1, 2002
Fund

Alliance Variable Products Series Fund, Inc.
AllianceBernstein International Value Portfolio
AllianceBemstein Small Cap Value Portfolio
Growth & Income Portfolio
Premier Growth Portfolio

Federated Insurance Series
Federated American Leaders Fund II	Added May 1, 2002
Federated Capital Appreciation Fund II	Added May 1, 2002
Federated High Income Bond Fund II
Federated Quality Bond Fund II	Added May 1, 2002
Fidelity
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP Ii Contrafund® Portfolio
Fidelity VIP Ill Aggressive Growth Portfolio
Fidelity VIP III Dynamic Capital Appreciation Portfolio
Fidelity VIP III Growth & Income Portfolio
Fidelity VIP III Mid Cap Portfolio
Fidelity VIP III Value Strategies Portfolio	Added May I, 2002
Gartmore Variable Insurance Trust
Dreyfus GVIT Mid Cap Index Fund: Class H	Added May 1, 2002
Gartmore GVIT Emerging Markets Fund
Gartmore GVIT Government Bond Fund
Gartmore GVIT Investor Destinations Conservative Fund
Gartmore GVIT Investor Destinations Moderately
Conservative Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Aggressive
Fund
Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Money Market Fund
GVIT Small Cap Growth Fund
GVIT Small Cap Value Fund	Added May I, 2002
GVIT Small Company Fund

MFS Variable Insurance Trust
MFS Investors Growth Series
MFS Mid Cap Growth Series
MFS New Discovery Series
MFS Value Series

Oppenheimer Variable Account Funds
Oppenheimer Capital AppreciationFund/VA
Oppenheimer Global SecuritiesFund/VAOppenheimer
Oppenheimer MainStreetGrowth&Income	Fund/VA
Oppenheimer StrategicBondFund/VA
Van Kampen Life Investment Trust
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Emerging Growth Portfolio

  NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999

  Amendment No. 7, Effective February 15, 2002

Amendment No. 8

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Schedule B - Investment Funds is replaced by the attached revised Schedule B to expand the fund offerings and to reflect various fund replacements and name changes to the existing funds as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
Name/Tittle

Attest:	[ILLEGIBLE]
Name/Tittle

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael W. Pado	Date:	12/18/02
Michael W. Pado. President

By:	/s/ Michael S. Sakoulas
Michael S. Sakoulas, Senior Vice President

Attest:
[ILLEGIBLE], Assistant Vice President

  NATIONWIDE Agreement No. 99016-1H, Effective May 1, 1999

  Amendment No. 8

Schedule B

Investment Funds

Fund	Status
Contracts: BOA Future, BOA Choice, BOA Exclusive 11
American Century Variable Portfolios
Income & Growth Fund
International Fund: Class III (Class III: added May I, 2002; Class I: closed May 1, 2002)
Ultra Fund (added Mar 1. 2002)
Value Fund

Dreyfus
Appreciation Portfolio (formerly Capital Appreciation)
European Equity Portfolio (closed May 1. 2002)
Small Cap Stock Index Portfolio (added May 1, 2002)
Stock Index Fund
Socially Responsible Growth Fund

Federated
Quality Bond Fund II

Fidelity VIP Fund
Equity-Income Portfolio
Growth Portfolio
High Income Portfolio
Overseas Portfolio: Service Class R (Service Class R: added May 1, 2002; Service Class: closed May 1, 2002)
Fidelity VIP Fund II
Contrafund Portfolio
Fidelity VIP Fund III
Growth Opportunities Portfolio (dosed May 1. 2002)
Value Strategies Portfolio (added May 1. 2002)

Gartmore Variable Insurance Trust (GVIT) (formerly Nationwide Separate Account. Name changed January 25. 2002. Note:
Where appropriate GVIT replaced NSAT in fund name, not separately noted below)
Comstock GVIT Value Fund (replaced Federated NSAT Equity Income Fund May 1, 2002; which replaced Equity Income October 2. 2000)
Dreyfus GVIT Mid Cap Index Fund (replaced Select Advisers Mid Cap October 2. 2000)
Federated GVIT High Income Bond Fund (replaced High Income Bond October 2. 2000)
Gartmore GVIT Emerging Markets Fund: Class III (Class III. added May 1, 2002; Class I: closed May 1. 2002, added October 2, 2000)
Gartmore GVIT Global Financial Services Fund: Class III (added January 25, 2002)
Gartmore GVIT Global Health Sciences Fund: Class III (added January 25, 2002)
Gartmore GVIT Global Technology & Communications Fund: Class Ill (Class 111: added May 1. 2002; Class I: closed May 1, 2002. added October 2, 2000)
Gartmore GVIT Global Utilities Fund: Class Ill (added January 25. 2002)
Gartmore GVIT Government Bond Fund (replaced Government Bond January 25 . 2002)
Gartmore GVIT Growth Fund (replaced Capital Appreciation January 25, 2002)
Gartmore GVIT International Growth Fund: Class ill (Class Ill. added May 1, 2002; Class I: closed May 1. 2002. added October 2. 2000)
Gartmore GVIT Investor Destinations Conservative Fund (added January 25, 2002)
Ganmore GVIT Investor Destinations Moderately Conservative Fund (added January 25, 2002)
Gartmore GVIT Investor Destinations Moderate Fund (added January 25. 2002)
Gartmore GVIT Investor Destinations Moderately Aggressive Fund (added January 25, 2002)
Gartmore GVIT Investor Destinations Aggressive Fund (added January 25, 20021
Gartmore GVIT Money Market Fund (replaced Money Market January 25. 2002)
Gartmore GVIT Nationwide Leaders Fund (replaced Ganmore GVIT U.S. Leaders Fund May I, 2002; added January 25. 2002)

NATIONWIDE Agreement No. 99016-IB. Effective 5/1/99 Amendment No. 8

Schedule B

Investment Funds

Fund	Status
Gartmore GVIT Total Return Fund (replaced Total Return Fund January 25. 2002)
Gartmore GVIT U.S. Growth Leaders Fund: Class III (added January 25, 2002;
Gartmore GVIT Worldwide Leaders Fund (replaced Global 50 January 25. 2002: formerly Global Equity. Renamed May 1. 2000)
GVIT Small Cap Growth Fund (replaced Small Cap Growth January 25. 2002. formerly Select Advisers Small Cap Growth.
Renamed May 1, 2000)
GVIT Small Cap Value Fund (replaced Small Cap Value January 25.20021
GVIT Small Company Fund (replaced Small Company January 25. 2002)
J.P. Morgan GVIT Balanced Fund (replaced Balanced October 2. 2000)
MAS GVIT Multi Sector Bond Fund (replaced Multisector Bond October 2. 2000)
Strong GVIT Mid Cap Growth Fund (replaced Strategic Growth October 2. 2000)
Nationwide GVIT Strategic Value (closed May 1, 2000)
Turner GVIT Growth Focus Fund : Class I (closed May 1. 2002; added October 2. 2000)
Turner GVIT Growth Focus Fund : Class III (closed May 1.2002; added January 25, 2002)
Janus Aspen Series
Capital Appreciation Portfolio (added January 1, 2000)
Global Technology Portfolio: Service II (Service II: added May 1, 2002; Service I: closed May 1. 2002, added January 1, 2000)
International Growth Portfolio: Service 11 (Service H: added May I, 2002; Service l: closed May 1, 2002, added January 1, 2000)
Neuberger Berman
AMT Guardian Portfolio
AMT Mid-Cap Growth Portfolio
AMT Partners Portfolio
Oppenheimer
Aggressive Growth Fund (replaced Capital Appreciation May 1, 2000)
Capital Appreciation Fund (replaced Growth Fund May 1, 2000)
Global Securities Fund (added May 1, 2000)
Main Street Growth & Income Fund (replaced Growth & Income May 1, 2000)
Strong Opportunity Fund Il (added May I. 2000)
Van Kampen (formerly Morgan Stanley - Universal Institutional Funds)
Emerging Markets Debt Portfolio
U.S. Real Estate Portfolio
Mid Cap Growth (closed May I. 2002, added May 1, 2000)
Van Eck
Worldwide Emerging Markets Fund (closed May 1, 2002)
Worldwide Hard Assets Fund (closed May 1, 2002)
Victory (available only in Key Bank versions of Choice & Future)
Diversified Stock Fund
Investment Quality Fund (closed May 1, 2000)
Small Company Opportunity
Credit Suisse Trust (formerly Warburg Pincus)
Large Cap Value (replaced Growth & Income May 1, 2000. and closed May 1. 2000)
International Focus (closed Ma). I, 2002: formerly International Equity(
Global Post-Venture Capital (closed May 1. 2002; formerly Post-Venture Capital)

NATIONWIDE Agreement No. 99016.1B, Effective May 1, 1999 Amendment No. 8

Schedule B

Investment Funds

Contracts	Advisor Generations Annuity (Replaced by All American Annuity	as of February 15, 2002)
Fidelity
Aggressive Growth (added January 2. 2001)
Asset Manager
Asset Manager Growth
Balanced
Contrafund
Dynamic Capital Appreciation (added October 1, 2000)
Equity Income
Growth
Growth & Income
Growth Opportunities
High Income
Index 500
Investment Grade Bond
Mid Cap (added September 24, 1999)
Money Market
Overseas
Value (added June 1, 2001)
Contracts: fidelity Advisor Generations 2 Annuity) (Replaced by All American Annuity as of February 15, 2002)
Fidelity
VIP Equity-Income Portfolio
VIP Growth Portfolio
VIP High Income Portfolio
VIP Money Market Portfolio
VIP Overseas Portfolio
VIP I Value Portfolio (added June 1, 2001)
VIP II Asset Manager Portfolio
VIP II Asset Manager Growth Portfolio
VIP IT Contrafund® Portfolio
VIP II Index 500 Portfolio
VIP H Investment Grade Bond Portfolio
VIP III Aggressive Growth Portfolio (added January 2, 2001)
VIP HI Balanced Portfolio
VIP III Dynamic Capital Appreciation Portfolio (added October 1, 2000)
VIP III Growth & Income Portfolio
VIP III Growth Opportunities Portfolio
VIP 111 Mid Cap Portfolio
(Contracts: Waddell & Reed Advisers Select and Select Plus Annuities
W&R Target Funds, Inc.
Asset Strategy Portfolio
Balanced Portfolio
Bond Portfolio
Core Equity Portfolio
Growth Portfolio
High Income Portfolio
International Portfolio

  NATIONWIDE Agreement No. 99016-113, Effective May 1, 1999

  Amendment No. 8

Schedule B

Investment Funds

Limited-Term Bond Portfolio
Money Market Portfolio
Science and Technology Portfolio
Small Cap Portfolio
Value Portfolio (added May 1, :001)
Contracts: Successor Annuity

American Century

Short Term Government - Investor Class
Income & Growth - Advisor Class
Growth - Investor Class
International Growth - Advisor Class
Ultra - Investor Class

Dreyfus

Appreciation Fund, Inc.
Balanced Fund, Inc.
Emerging Leaders Fund (closed October 2, 2000)
Premier Third Century Fund, Inc. - Class Z

Federated

Bond Fund - Class F
Equity Income Fund — Class F (added October 1, 2000)
High Yield Trust
Intermediate Income Fund - Institutional Service Shares (added October 1, 2000)

Fidelity Advisor

Balanced Fund - Class A
Equity Growth Fund - Class A (added October 1, 2000)
Equity Income Fund - Class A
Growth Opportunities Fund - Class A
High Yield Fund - Class T
Overseas Fund - Class A (added October 1, 2000)

Franklin

Balance Sheet Investment Fund (added October 1, 2000)
Mutual Series Fund, Inc. - Mutual Shares Fund: Class A
Small-Mid Cap Growth Fund - Class A (formerly Small Cap Growth Fund - Class A; name changed May 1, 2000)

Gartmore

Bond Fund - Class D
Government Bond Fund - Class D
Growth Fund - Class D
Investor Destinations Conservative Fund (added January 25, 2002)
Investor Destinations Moderately Conservative Fund (added January 25, 2002)
Investor Destinations Moderate Fund (added January 25, 2002)
Investor Destinations Moderately Aggressive Fund (added January 25, 20021
Investor Destinations Aggressive Fund (added January 25, 2002)
Large Cap Value Fund - Class A (added January 28, 2002)
Money Market Fund- Service Class
Total Return Fund - Class D
Value Opportunities Fund - Class A (added March 1, 200!)
Variable Insurance Trust - J. P. Morgan GVIT Balanced Fund: Class I (added January 25, 2002)

  NATIONWIDE Agreement No. 99016-IB, Effective May I, 1999

  Amendment No. 8

Schedule B

Investment Funds

INVESCO

Dynamics Fund
Small Company Growth Fund
Total Return Fund

Janus

Adviser Balanced Fund (added October 1. 2000)
Adviser International Fund (added October 1. 2000)
Adviser Worldwide Fund (added October 1. 2000)
Janus Fund (closed October 31. 2001)
Twenty Fund (closed October 31. 2001)
Worldwide Fund (closed October 2. 2000)
Lazard Small Cap Portfolio - Open Shares

Nationwide

Bond Fund - Class D (renamed Gartmore Bond Fund January 25.2002 - see Gartmore above)
Fund - Class D (renamed Gartmore Total Return Fund January 25, 2002 - see Gartmore above)
Growth Fund - Class D (renamed Gartmore Growth Fund January 25, 2002 - see Gartmore above)
Intermediate U.S. Government Bond Fund - Class D (renamed Gartmore Government Bond Fund January 25, 2002 - see Gartmore above)
Money Market Fund - Service Class (renamed Gartmore Money Market Fund January 25, 2002 - see Gartmore above)
Bond Index Fund - Class A (added October 1. 2000)
International Index Fund - Class A (added October 1. 2000)
Large Cap Growth Fund - Class A
Mid Cap Market Index Fund - Class A (added October 1, 2000)
Small Cap Fund - Class A
Small Cap Index Fund - Class A (added October 1, 2000)
S&P 500 Index Fund - Service Class

Neuberger Berman

Genesis Fund - Trust Class (formerly Genesis Trust; name changed January 25, 2002)
Guardian Fund - Trust Class (formerly Guardian Trust; name changed December 18. 2000)
Partners Fund - Trust Class (formerly Partners Trust; name changed December 18, 2000)

Oppenheimer

Capital Appreciation Fund - Class A (added October I, 2000)
Global Fund - Class A
Strategic Income Fund - Class A (added October I, 2000)

PIMCO

Total Return Fund - Class A (added October 1. 2000)

Prestige

Balanced Fund - Class A (closed October 30, 2001)
International Fund - Class A (closed October 31. 2001)
Large Cap Growth Fund - Class A (renamed Nationwide Large Cap Growth Fund March I, 200! - see Nationwide above)
Large Cap Value Fund -Class A (closed October 31, 2001)
Small Cap Fund - Class A (renamed Nationwide Small Cap Fund March 1, 2001 - see Nationwide above)

Strong

Advisor Common Stock Fund, Inc. (formerly Common Stock Fund, Inc.: name changed January 5, 2001)
Advisor Mid Cap Growth Fund (added October 1. 2000)
Growth & Income Fund (added October I. 2000)

Templeton

Foreign Fund - Class A

  NATIONWIDE Agreement No. 99016-IB, Effective May I, 1999

  Amendment No. 8

Schedule B

Investment Funds

Contracts All American Annuity (Added February 15, 2002)

AIM Variable Insurance Funds

AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I International Growth Fund (replaced AIM V.I. International Equity Fund May 1, 2002)
AIM V.I. Premier Equity Fund (replaced AIM V.I. Value Fund May 1.200:)

Alliance Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio
AllianceBernstein Small Cap Value Portfolio
Growth & Income Portfolio
Premier Growth Portfolio

Federated Insurance Series

Federated American Leaders Fund II (added May 1, 2002)
Federated Capital Appreciation Fund II (added May 1, 2002)
Federated High Income Bond Fund II
Federated Quality Bond Fund II (added May 1, 2002)

Fidelity

Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio
Fidelity VIP II Contrafund Portfolio
Fidelity VIP III Aggressive Growth Portfolio
Fidelity VIP III Dynamic Capital Appreciation Portfolio
Fidelity VIP III Growth & Income Portfolio
Fidelity VIP III Mid Cap Portfolio
Fidelity VIP Ill Value Strategies Portfolio (added May 1, 2002)

Gartmore Variable Insurance Trust

Dreyfus GVIT Mid Cap Index Fund: Class II (added May 1, 2(102)
Gartmore GVIT Emerging Markets Fund
Gartmore GVIT Government Bond Fund
Gartmore GVIT Investor Destinations Conservative Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Money Market Fund
GVIT Small Cap Growth Fund
GVIT Small Cap Value Fund (added otlay 1, 2002)
GVIT Small Company Fund

MFS Variable Insurance Trust

MFS Investors Growth Series
MFS Mid Cap Growth Series
MFS New Discovery Series
MFS Value Series

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA

  NATIONWIDE Agreement No. 99010-18, Effective May 1,1999

  Amendment No. 8

Schedule B

Investment Funds

Oppenheimer Main Street Growth & Income Fund/VA
Oppenheimer Strategic Bond Fund/VA

Van Kampen Life Investment Trust

Van Kampen LIT Comstock Portfolio
Van Kampen LIT Emerging Growth Portfolio

NATIONWIDE Agreement No. 99016-IB, Effective May I, 1999

Amendment No. 8

Amendment No. 9

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective May 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1.	Policies Inforce as of the effective date of this Amendment that elect the CEDING COMPANY’ s [REDACTED] shall continue to be reinsured hereunder at existing reinsurance terms.

2.	Should the CEDING COMPANY resume offering the [REDACTED]

3.

Should the CEDING COMPANY continue or resume the [REDACTED] the REINSURER shall review the reinsurance terms of coverage for such Inforce policies in accordance with the provisions of Article XV of the Agreement.

4.	Note the REINSURER does not cover any benefit resulting from the[REDACTED] .

5.

Schedule B, Investment Funds, is hereby amended and replaced by the attached revised Schedule B, to indicate the revised fund offerings hereunder as of the dates shown. Changes to fund offerings made prior to the effective date of this amendment can be found in the replaced version of Schedule B.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIIE IN SURANCE COMPANY

By:	ReivevAek,	Date: 5/10
Name/Title

Attest
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
Date: [ILLEGIBLE]
Michael S. Sakouas, Senior Vice President
By:

By:	/s/ Betsy A. Barnes
Betsy A. Barnes, Assistant Vice President

Attest:	[ILLEGIBLE]
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-IR, Effective May 1, 1999

Amendment No. 9

Schedule B

Investment Funds

Funds	BOA Future:	BOA Choice	BOA Exclusive II	All American	Key Choice	Paine Webber Choice	Key Future	Future Illorium	BB&T Future
				Added 2/15/02	Choice Clone Added (11/5/99	Choice Clone Added WAD	Future Cie- Added 5/1/00	Future Clone; Added 9/1/001	Future Clone Added 12/3/01
AIM Variable Insurance Funds, Inc.							-
AIM V.I. Balanced Fund: Series I Shares	N	N	N	N	N	N	N	N	Y
AIM VI. Basic Value Fund: Series II Shares	N	N	N	Y	N	N	N	N	N
AIM V.I. Blue Chip Fund: Series! Shares	N	N	N	N	N	N	N	N	Y
A€M V.I. Capital Appreciation Fund: Series I Shares	N	N	N	Series II	N	N	N	N	Y
AIM VI, Core Equity Fund: Series I Shares	N	N	N	N	N	N	N	N	Y
AIM V.I. International Growth Fund: Series II Shares	N	N	N	Y	N	N	N	N	N
AIM V.I. Premier Equity Fund: Series I Shares	N	N	N	Series II	N	N	N	N	Y
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Growth and Income Portfolio: Class B	N	N	N	Y	N	N	N	N	N
AllianceBernstein International Value Portfolio: Class B	N	N	N	V	N	N	N	N	N
AllianceBernstein Premier Growth Portfolio: Class B	N	N	N	Y	N	N	N	N	N
AllianceBernstein Small Cap Value Portfolio: Class B	N	N	N	Y	N	N	N	N	N
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund: Class	Y	Y	Y	N	Y	Y	Y	Y	N
American Century VP International Fund: Class 1111	Y	Y	Y	N	Y	V	Y	Y	N
American Century VP Ultra Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
American Century VP Value Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund: Class II	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
BB&T Variable Insurance Funds
BB&T Capital Appreciation Fund	N	N	N	N	N	N	N	N	Y
BB&T Capital Manager Aggressive Growth Fund	N	N	N	N	N	N	N	N	Y
BB&T Growth and Income Fund	N	N	N	N	N	N	N	N	Y
BB&T Large Company Growth Fund	N	N	N	N	N	N	N	N	Y
Dreyfus
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares	Y	Y	Y	N	Y	Y	Y	Y	N
The Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares	Y	Y	Y	N	N	Y	Y	Y	N
Dreyfus Stock Index Fund, Inc.: Initial Shares	Y	Y	Y.	added 5/1/03	N	Y	Y	Y	N

NATIONWIDE Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 9	Page 1 of 8

Schedule B

Investment Funds

Funds	BOA Future	BOA Choice	BOA Exclusive II	Ail American	Kay Choice	Paine Webber Choice	Key Future	Future Horizon	MST Futuna
				Added 2I1 5r02	Choice a- Clone Added 6/15i99	Choice Clone Added	Future 8/2/90 Clone Added wifflo	Future Clone Added stliOtI	Added 1213i01
- Service Shares
Dreyfus Variable Investment Fund — Appreciation	Y	Y	Y	N	Y	Y	Y	Y	Y
Portfolio: Initial Shares
Dreyfus Variable investment Fund - Developing	N	N	N	N	N	N	N	N	Y
Leaders Portfolio: Initial Shares
Dreyfus Variable Investment Fund - International Value	N	N	N	N	N	N	N	N	Y
Portfolio: initial Shares

Federated Insurance Series
Federated American Leaders Fund II: Service Shares	N	N	N	Y	N	N	N	N	N
Federated Capital Appreciation Fund II: Service Shares	N	N	N	Y	N	N	N	N	N
Federated High Income Bond Fund II: Service Shares	N	N	N	Y	N	N	N	N	N
Federated Quality Bond Fund II: Service Shares	Primary Shares	Primary Shares	Primary Shares	Y	N	Primary Shares	Primary Shares	Primary Shares	Primary Shares

Fidelity Variable Insurance Products Fund
VIP Equity-Income Portfolio: Service Class	Y	Y	Y	Class 2	N	Y	Y	Y	Y
VIP Growth Portfolio: Service Class	Y	Y	Y	Class 2	Y	Y	Y	Y	Y
VIP High Income Portfolio: Service Class	Y	Y	Y	Class 2	N	Y	Y	Y	N
VIP Overseas Portfolio: Service Class R	Y	Y	Y	Class 2	Y	Y	Y	Y	Y

Fidelity Variable Insurance Products Fund ll
VIP II Contrafund Portfolio: Service Class	Y	J	Y	Class 2	Y	Y	Y	Y	N
VIP II Investment Grade Bond Portfolio: Service Class	Added 511/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N

Fidelity Variable Insurance Products Fund Ill
VIP Ill Aggressive Growth Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N
VIP III Dynamic Capital Appreciation Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N
VIP III Growth & Income Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N
VIP III Mid Cap Portfolio: Service Class 2	N	N	N	Y.	N	N	N	N	N
VIP I€I Value Strategies Portfolio: Service Class	Y	Y	Y	Class 2	Y	Y	Y	Y	N

Financial Investors Variable Insurance Trust
First Horizon Capital Appreciation Portfolio	N	N	N	N	N	N	N	Y	N
First Horizon Growth & Income Portfolio	N	N	N	N	N	N	N	Y	N

NATIONWIDE. Agreement No. 99016-IB, Effective 5/1/99 Amendment No. 9	Page 2 of 8

Schedule B

Investment Funds

Funds	BOAFuturei7	BOA Choice	BOA Exchisive II	All American	Key Choice	Paine Webber Choice	Key Future	-Future Hodson	Future Future
				Added 2r15032	Choice Clone Added 6/15/99	Choice Clone Added V2199	Future ire Added BMW	Future Clone Added 911101	bone Added 12⁄3/01
Gartmore Variable insurance Trust (“GVIT’)
Comstock GVIT Value Fund: Class I	Y	Y	Y	N	V	V	Y	Y	Y
Dreyfus GVIT International Value Fund: Class III	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
Dreyfus GVIT Mid Cap Index Fund: Class I	Y	Y	V	Class II	N	Y	V	Y	V
Federated GVIT High Income Bond Fund: Class I	Y	Y	Y	N	Y	V	V	V	V
Gartmore GVIT Emerging Markets Fund: Class III	Y	Y	Y	Class II	Y	Y	Y	Y	N
Gartmore GVIT Global Financial Services Fund: Class €II	Y	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Global Health Sciences Fund: Class III	Y	Y	Y	N	Y	V	Y	Y	N
Gartmore GVIT Global Technology 8, Communications Fund: Class III	V	V	Y	N	Y	Ne	Y	Y	N
Gartmore GVIT Global Utilities Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Government Bond Fund: Class I	Y	Y	Y	Y	N	Y	V	Y	Y
Gartmore GVIT Growth Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N
Gartmore GVIT International Growth Fund: Class III	V	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Investor Destinations Funds	Y	Y	Y	Y	N	Y	V	N	N
Gartmore GVIT Investor Destinations Conservative Fund	Nt’	Y	Y	Y	N	Y	Y	N	N,
Gartmore GVIT investor Destinations Moderately Conservative Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderate Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	Y	Y	Y	Y	N	V	Y	N	N
Gartmore GVIT Investor Destinations Aggressive Fund	Y	Y	Y	1[1]	N	Y	Y	N	N
Gartmore GVIT Mid Cap Growth Fund: Class I (formerly Strong)	Y	Y	Y	N	N	Y	Y	\li	N
Gartmore GVIT Money Market Fund: Class I	Y	Y	Y	Y	Y	Y	Y	Nit	Y
Gartmore GVIT Nationwide Leaders Fund: Class 111	V	Y	Y	N	Y	Y	Y	V	N
Gartmore GVIT Nationwide® Fund: Class I (formerly Gartmore GVIT Total Return Fund)	Y	Y	Y	N	N	V	Y	Y	N
Gartmore GVIT U.S. Growth Leaders Fund: Class III	Y	Y	Y	N	Y	Y	Y		N
Gartmore GVIT Worldwide Leaders Fund: Class III	V	Y	Y	N	N	Y	Y	Y	N
GVIT Small Cap Growth Fund: Class I	Y	Y	Y	Class II	N	Y	Y	Y	N
GVIT Small Cap Value Fund: Class]	Y	Y	Y	Class II	N	Y	Y	Y	V
GVIT Small Company Fund: Class I	Y	Y	Y	Class II	Y	Y	Y	V	Y
J.P. Morgan GVIT Balanced Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N
Van Kampen GVIT Multi Sector Bond Fund: Class I (formerly MAS GVIT Multi Sector Bond Fund)	Y	Y	Y	N	Y.	V	`I’	Y	N

NATIONWIDE. Agreement No. 99016-IB, Effective May 1, 1999 Amendment No. 9	Page 3 of 8

Schedule B

INVESTMENT FUNDS

Funds	BOA Futon	BOA Choice	BOA Exclusive II	All -Key American	Choice	Paine ‘Webber Choice	Key Future	- Future Horizon	BUT Future
				Added 2/15,112	Choice Clone Added ISM	Choice - Future Clone Added 62)99	Clone Added 91/00	Future Clone Added 911/01	Future Clone Added 12/3*1 - I
Janus Aspen Series					5099
Capital Appreciation Portfolio: Service Shares	Y	Y	Y	N	N	Y	Y	Y	N
Global Technology Portfolio: Service II Shares	Y	Y	Y	N	Y	Y	Y	Y	N
International Growth Portfolio: Service II Shares	Y	Y	Y	N	Y	Y	Y	Y	N
Risk-Managed Large Cap Core Portfolio: Service Shares	Added 5/1/03	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	N	N	N

MFS Variable Insurance Trust
MFS Investors Growth Stock Series: Service Class	N	N	N	Y	N	N	N	N	N
MFS Mid Cap Growth Series: Service Class	N	N	N	Y	N	N	N	N	N
MFS New Discovery Series: Service Class	N	N	N	Y	N	N	N	N	N
MFS Value Series: Service Class	N	N	N	Y	N	N	N	N	N

Neuberger Berman Advisers Management Trust
AMT Guardian Portfolio	Y	Y	Y	N	N	Y	Y	Y	N
AMT Limited Maturity Bond Portfolio: Class I	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
AMT Mid-Cap Growth Portfolio: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
AMT Partners Portfolio	Y	Y	Y	N	Y	Y	Y	Y	N

Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth FundNA: Initial	Y	Y	Class Y	N	Y	V	Y	V	N
Oppenheimer Capital Appreciation FundNA: Initial Class	Y	Y	Y	Service Class	N	Y	Y	Y	N
Oppenheimer Global Securities Fund/NA: Class III (replaces Class I which is closed as of 5/1/03)	Y	Y	Y	Service Class	N	Y	Y	Y	N
Oppenheimer Main Street® Fund/Vk Initial Class	V	Y	Y	Service Class	N	Y	Y	Y	N ,
Oppenheimer Strategic Bond Fund NA: Service Class	N	N	N	Y	N	N	N	N	N
Putnam Variable Trust
Putnam VT Growth & income Fund: Class IB	N	N	N	Added 5/1/03	N	N	N	N	N
Putnam VT International Equity Fund: Class IB	N	N	N	Added 5/1/03	N	N	N	N	N
Putnam VT Voyager Fund: Class IB	N	N	N	Added 5/1/03	N	N	N	N	N

NATIONWIDE. Agreement No. 99016-IB, Effective 1/1/99 Amendment No. 9	Page 4 of 8

Schedule B

Investment Funds

Funds	BOA Future	BOA Choice	BOA Exclusive II	Ali American	Key Civaio,	Pair* Webber Choice	Key Future	Future HOW=	BiNIT Future

				Added 2/15102	Chi:4de Clone Added a/15,99	Choice’ Fulum Clone Added 8/2/99	Clone Added 511100	Future Gong’ Added‘ 9/1/01	Future Clone Added 1M/01
Strong Opportunity Fund Ii, inc.: investor Class	Y	Y	Y	N	N	V	Y	Y	N

Van Kampen
The Universal institutional Funds, Inc.
Core Plus Fixed Income Portfolio: Class I	N	N	N	Added 5/1/03	N	N	N	N	N
Emerging Markets Debt Portfolio: Class I	Y	Y	Y	N	N	Y	Y	Y	N
U.S. Real Estate Portfolio: Class I	Y	Y	Y	Added 5/1/03 - Class II	N	Y	Y	Y	N

Van Kampen Life Investment Trust
Comstodc Portfolio: Class II	N	N	N	Y	N	N	N	N	N
Emerging Growth Portfolio: Class II	N	N	N	V	N	N	N	N	N

Victory Variable Insurance Funds
Diversified Stock Fund: Class A	N	N	N	N	Y	N	Y	N	N
Small Company Opportunity Fund: Class A	N	N	N	N	Y	N	Y	N	N

NATIONWIDE. Agreement No. 9901E-113, Effective May 1, 1999 Amendment No. 9	Page 5 of 8

Schedule B

Investment Funds

American Century: Growth: Investor Class
American Century: Income & Growth - Advisor Class	N	N	Y
American Century: International Growth - Advisor Class	N	N	Y
American Century: Short Term Government - Investor Class	N	N	Y
American Century: Ultra- Investor Class	N	N	Y
Dreyfus Appreciation Fund. Inc.	N	N	Y
Dreyfus Balanced Fund, Inc.	N	N	Y
Dreyfus Premier Third Century Fund, Inc. - Class Z	N	N	Y
Federated Equity Income Fund - Class F Shares	N	N	Closed 5/1/03
Federated High Yield Trust	N	N	Y
Federated Intermediate Income Fund - Institutional Service Shares	N	N	Y
Federated Investment Series Funds, Inc. - Federated Bond Fund - Class F Shares	N	N	Closed 5/1/03
Fidelity Advisor Balanced Fund - Class A	N	N	Closed 511/03
Fidelity Advisor Equity Growth Fund - Class A	N	N	Y
Fidelity Advisor Equity Income Fund - Class A	N	N	Y
Fidelity Advisor Growth Opportunities Fund - Class A	N	N	Y
Fidelity Advisor High Income Advantage Fund - Class T	N	N	Closed 5/1/03
Fidelity Advisor Overseas Fund - Class A	N	N	Y
Franklin Balance Sheet Investment Fund - Class A	N	N	Y
Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A	N	N	Y
Franklin Small-Mid Cap Growth Fund - Class A	N	N	Y
Gartmore Bond Fund - Class D	N	N	Closed 5/1/03
Gartmore Government Bond Fund - Class D	N	N	Y
Gartmore Growth Fund - Class D	N	N	Y
Gartmore GMF Investor Destinations Funds	N	N	Y
Gartmore GMF Investor Destinations Conservative Fund	N	N	Y
Gartmore GMF Investor Destinations Moderately Conservative Fund	N	N	Y

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 Amendment No. 9	Page 6 of 8

Schedule B

Investment Funds

Gartmore GMF Investor Destinations Moderate Fund	N	N	Y
Gartmore GMF Investor Destinations Moderately Aggressive Fund	N	N	Y
Gartmore GMF Investor Destinations Aggressive Fund	N	N	Y
Gartmore Large Cap Value Fund - Class A	N	N	Y
Gartmore Money Market Fund - Service Shares	N	N	Y
Gartmore Total Return Fund - Class D	N	N	Y
Gartmore Value Opportunities Fund - Class A	N	N	Y
Gartmore Variable Insurance Trust - J.P. Morgan GVIT Balanced Fund: Class I	N	N	Y
INVESCO Dynamics Fund - Investor Class	N	N	Y
INVESCO Small Company Growth Fund - Investor Class	N	N	Y
INVESCO Total Return Fund - Investor Class	N	N	Closed 5/1/03
Janus Adviser Balanced Fund - I Shares	N	N	Y
Janus Adviser International Fund Fund - I Shares	N	N	Y
Janus Adviser Worldwide Fund - I Shares	N	N	Y
Lazard Small Cap Portfolio Open Shares	N	N	Closed 511/03
Nationwide Bond Index Fund - Class A	N	N	Y
Nationwide International Index Fund - Class A	N	N	Y
Nationwide Large Cap Growth Fund - Class A	N	N	Y
Nationwide Mid Cap Market Index Fund - Class A	N	N	Y
Nationwide Small Cap Fund - Class A	N	N	Y
Nationwide Small Cap Index Fund - CIASS A	N	N	Y
Nationwide S&P 500 Index Fund - Service Class	N	N	Y
Neuberger Berman EquityTrust - Guardian Fund - Trust Class	N	N	Closed 5/1/03
Neuberger Berman EquityTrust - Partners Fund - Trust Class	N	N	Closed 5/1/03
Neuberger Berman Genesis Fund - Trust Class	N	N	Y
Oppenheimer Capital Appreciation Fund - Class A	N	N	Y
Oppenheimer Champion Income Fund - Class A	N	N	Added 5/1/03
Oppenheimer Global Fund - Class A	N	N	Y

NATIONWIDE Agreement No. 99016-2, Effective May 1, 1999 Amendment No. 9	Page 7 of 8

Schedule B

Investment Funds

Oppenheimer Strategic Income Fund - Class A	N	N	Y
PIMCO Total Return Fund - Class A	N	N	Y
Putnam International Equity Fund - Class A	N	N	Y
Putnam Voyager Fund - Class A	N	N	Y
Strong Advisor Common Stock Fund, Inc, - Class Z	N	N	Y
Strong Advisor Mid Cap Growth Fund - Class Z	N	N	Y
Strong Growth & Income Fund - Investor Class	N	N	Y
Templeton Foreign Fund - Class A	N	N	Y
Van Kampen Growth Fund - Class A	N	N	Added 5/1/03
Van Kampen Growth and Income Fund - Class A	N	N	Added 5/1/03
Van Kampen Real Estate Securities Fund - Class A	N	N	Added 5/1/03
Waddell & Reed Advisors Small Cap Fund - Class A	N	N	Added 5/1/03
W&R Target Funds, Inc.
Asset Strategy Portfolio	Y	Y	N
Balanced Portfolio	Y	Y	N
Bond Portfolio	Y	Y	N
Core Equity Portfolio	Y	Y	N
Growth Portfolio	Y	Y	N
High Income Portfolio	Y	Y	N
International Portfolio	Y	Y	N
Limited-Term Bond Portfolio	Y	Y	N
Money Market Portfolio	Y	Y	N
Science and Technology Portfolio	Y	Y	N
Small Cap Growth Portfolio (formerly Small Cap Portfolio; name changed 7/21/2003)	Y	Y	N
Value Portfolio (added May 1, 2001)	Y	Y	N

NATIONWIDE Agreement No. 99016-IB, Effective May 1,1999 Amendment No. 9	Page 8 of 8

Amendment No. 10

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Schedule B, Investment Funds, is hereby amended and replaced by the attached revised Schedule B, to indicate the revised fund offerings hereunder as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:	[ILLEGIBLE]	Date:	[ILLEGIBLE]
Name/Title

Attest:	[ILLEGIBLE]
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:	/s/ Michael S. Sakoulas	Date:	[ILLEGIBLE]
Michael S. Sakoulas, Senior Vice President

Attest:	[ILLEGIBLE]
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-IB, Effective May I, 1999

Amendment No. 10

Schedule B

Investment Funds

AIM Variable Insurance Funds, Inc.
AIM V.I. Balanced Fund: Series I Shares	N	N	N	N	N	N	N	N	Y
AIM V.I. Basic Value Fund: Series II Shares	N	N	N	Y	N	N	N	N	N
AIM V.I. Blue Chip Fund: Series I Shares	N	N	N	N	N	N	N	N	Y
AIM V.I. Capital Appreciation Fund: Series I Shares	N	N	N	Series II	N	N	N	N	Y
AIM V.I. Capital Development Fund: Series II Shares	N	N	N	Added 5/1/04	N	N	N	N	N
AIM V.I. Core Equity Fund: Series I Shares	N	N	N	N	N	N	N	N	V
AIM V.I. International Growth Fund: Series II Shares	N	N	N	Closed 5/1/04	N	N	N	N	N
AIM V.I. Premier Equity Fund: Series I Shares	N	N	N	Series II	N	N	N	N	Y
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Growth and Income Portfolio: Class B	N	N	N	Closed 5/1/04	N	N	N	N	N
AllianceBernstein International Value Portfolio: Class B	N	N	N	Closed 5/1/04	N	N	N	N	N
AllianceBemstein Large Cap Growth Portfolio (formerly AllianceBemstein Premier Growth Portfolio: Class B)	N	N	N	Closed 5/1/04	N	N	N	N	N
AllianceBernstein Smalt/Mid Cap Value Portfolio (formerly AllianceBernstein Small Cap Value Portfolio: Class B)	N	N	N	Closed 5/1/04	N	N	N	N	N
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
American Century VP International Fund: Class III	Closed 5/1/05	Closed 5/1/05	Y	N	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	N
American Century VP Ultra Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
American Century VP Value Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund: Class II	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
BB&T Variable Insurance Funds
BB&T Mid Cap Growth VIF (name changed 5/1/04; formerly BB&T Capital Appreciation Fund)	N	N	N	N	N	N	N	N	Y
BB&T Capital Manager Equity VIF (name changed 5/1/04; formerly BB&T Capital Manager Aggressive Growth Fund)	N	N	N	N	N	N	N	N	Y

NATIONWIDE Agreement No. 99016-1B, Effective 5/1/1999 (Master Fund List v2005.1)
Amendment No. 10	Page 1 of 9

Schedule B

Investment Funds

BB&T Large Cap Value VIF (name changed 5/1/04; formerly BB&T Growth and Income Fund)	N	N	N	N	N	N	N	N	Y
BB&T Large Company Growth Fund	N	N	N	N	N	N	N	N	Y
Dreyfus
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares	Y	Y	Y	N	Y	Y	Y	Y	N
The Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
Dreyfus Stock Index Fund, Inc:: Initial Shares	Y	Y	Y	Added 5/1/03 - Service Shares	N	Y	Y	Y	N
Dreyfus Variable Investment Fund — Appreciation Portfolio: Initial Shares	r	Y	Y	N	Y	Y	Y	Y	Y
Dreyfus Variable Investment Fund — Developing Leaders Portfolio: Initial Shares	N	N	N	N	N	N	N	N	Y
Dreyfus Variable Investment Fund — International Value Portfolio: Initial Shares	N	N	N	N	N	N	N	N	Closed 5/1/04
Federated Insurance Series
Federated American Leaders Fund II: Service Shares	N	N	N	Closed 5/4/05	N	N	N	N	N
Federated Capital Appreciation Fund II: Service Shares	N	N	N	Closed 5/4/05	N	N	N	N	N
Federated High Income Bond Fund II: Service Shares	N	N	N	Y	N	N	N	N	N
Federated Quality Bond Fund II: Service Shares	Primary Shares	Primary Shares	Primary Shares	Y	N	Primary Shares	Primary Shares	Primary Shares	Primary Shares
Fidelity Variable Insurance Products Fund
VIP Equity-Income Portfolio: Service Class	Y	Y	Y	Class 2	N	Y	Y	Y	v
VIP Growth Portfolio: Service Class	Y	Y	Y	Class 2	Y	Y	Y	Y	Y
VIP High Income Portfolio: Service Class	Y	Y	Y	Class 2	N	Y	Y	Y	N
VIP Overseas Portfolio: Service Class R	Y	Y	Y	Class 2 R	Y	Y	Y	Y	Y
Fidelity Variable Insurance Products Fund II
VIP II Contrafund Portfolio: Service Class	Y	Y	Y	Class 2	Y	Y	Y	Y	N
VIP II Investment Grade Bond Portfolio: Service Clad	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
Fidelity Variable Insurance Products Fund III
VIP III Aggressive Growth Portfolio: Service Class 2	N	N	N	Closed 5/1/04	N	N	N	N	N
VIP III Dynamic Capital Appreciation Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N

NATIONWIDE Agreement No. 99016-18, Effective May 1, 1999 (Master Fund List v2005.1)
Amendment No. 10	Page 2 of 9

Schedule B

Investment Funds

VIP Ill Growth & Income Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N
VIP III Mid Cap Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N
VIP III Value Strategies Portfolio: Service Class	Y	Y	r	Class 2	Y	Y	Y	Y	N
Financial Investors Variable Insurance Trust
First Horizon Capital Appreciation Portfolio	N	N	N	N	N	N	N	Y	N
First Horizon Growth & Income Portfolio	N	N	N	N	N	N	N	Y	N
Gartmore Variable Insurance Trust (“GVIT”)
Dreyfus GVIT International Value Fund: Class III	Added 5/1/03	Added 5/1/03	Added 5/1/03	Class VI Added 5/1/04	N	Added 5/1/03	N	N	Added 5/1/03
Dreyfus GVIT Mid Cap Index Fund: Class I	Y	Y	r	Class II	N	V	Y	Y	Y
Federated GVIT High Income Bond Fund: Class III	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	N	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05
Federated GVIT High Income Bond Fund: Class Ill	Added 5/1/05	Added 5/1/05	Added 5/1/05	N	Added 5/1/05	Added 5/1/05	Added 5/1/05	Added 5/1/05	Added 5/1/05
Gartmore GVIT Emerging Markets Fund: Class III	Y	Y	Y	Now Class VI 5/1/04	Y	Y	Y	Y	N
Gartmore GVIT Global Financial Services Fund: Class Ill	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
Gartmore GVIT Global Health Sciences Fund: Class III	Y	Y	Y	N	Y	Y	Y	V	N
Gartmore GVIT Global Technology & Communications Fund: Class III	Y	Y	Y	N	Y	y.	Y	Y	N
Gartmore GVIT Global Utilities Fund: Class III	Closed 5/1/05	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/05	N
Gartmore GVIT Government Bond Fund: Class I	Y	Y	Y	Y	N	Y	Y	Y	Y
Gartmore GVIT Growth Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N
Gartmore GVIT International Growth Fund: Class III	Y	Y	Y	N	r	Y	Y	V	N
Gartmore GVIT Investor Destinations Funds	Y	Y	V	Y	N	Y	Y	N	N
Gartmore GVIT Investor Destinations Conservative Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderately Conservative Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderate Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Investor Destinations Aggressive Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Mid Cap Growth Fund: Class I (formerly Strong)	Y	Y	Y	N	N	Y	Y	Y	N
Gartmore GVIT Money Market Fund: Class I	Y	Y	Y	Y	Y	Y	Y	Y	Y
Gartmore GVIT Nationwide Leaders Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Nationwide® Fund: Class I (formerly Gartmore GVIT Total Return Fund)	Y	Y	Y	N	Y	Y	Y	Y	N

NATIONWIDE Agreement No. 99016-18, Effective May 1, 1999 (Master Fund List v2005.1)
Amendment No. 10	Page 3 of 9

Schedule B

Investment Funds

Gartmore GVIT U.S. Growth Leaders Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Worldwide Leaders Fund: Class III	Y	Y	Y	N	N	Y	Y	Y	N
GVIT Small Cap Growth Fund: Class I	Y	Y	Y	Class II	N	Y	Y	Y	N
GVIT Small Cap Value Fund: Class I	Y	Y	Y	Class II	N	Y	Y	Y	Y
GVIT Small Company Fund: Class I	Y	Y	Y	Class II	Y	Y	Y	Y	Y
J.P. Morgan GVIT Balanced Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N
Van Kampen GVIT Comstock Value Fund: Class I (name changed 5/1/05; formerly Comstock GVIT Value Fund: Class I)	V	Y	r	N	Y	Y	Y	Y	Y
Van Kampen GVIT Multi Sector Bond Fund: Class I (formerly MAS GVIT Multi Sector Bond Fund) Janus Aspen Series	Y	Y	Y	N	Y	Y	y	Y	N
Forty Portfolio, formerly Capital Appreciation Portfolio: Service Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
Global Technology Portfolio: Service II Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
International Growth Portfolio: Service II Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
Risk-Managed Large Cap Core Portfolio: Service Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	N	N	N
J.P. Morgan Series Trust II
J.P. Morgan Mid Cap Value Portfolio	Added 5/1/04	Added 5/1/04	Added 5/1/04	N	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	N
MFS Variable Insurance Trust
MFS Investors Growth Stock Series: Service Class	N	N	N	Y	N	N	N	N	N
MFS Mid Cap Growth Series: Service Class	N	N	N	Y	N	N	N	N	N
MFS New Discovery Series: Service Class	N	N	N	V	N	N	N	N	N
MFS Value Series: Service Class	N	N	N	Y	N	N	N	N	N
Neuberger Berman Advisers Management Trust
AMT Guardian Portfolio	Y	Y	Y	N	N	Y	Y	Y	N
AMT Limited Maturity Bond Portfolio: Class I	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
AMT Mid-Cap Growth Portfolio: Class I	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
AMT Partners Portfolio	Y	Y	Y	N	Y	Y	Y	Y	N
AMT Socially Responsive Portfolio	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	N
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth FundNA: Initial Class

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 (Master Fund List v2005.1)
Amendment No. 10	Page 4 of 9

Schedule B

Investment Funds

Oppenheimer Capital Appreciation FundNA: Initial Class	Y	Y	Y	Service Class	N	Y	Y	Y	N
Oppenheimer Global Securities FundNA: Class III (replaces Class I which is closed as of 5/1/03)	Y	Y	Y	Now Class 4 as of 5/1/04	N	Y	Y	Y	N
Oppenheimer Main Street® FundNA: Initial Class	V	Y	Y	Service Class	N	Y	Y	r	N
Oppenheimer Strategic Bond FundNA: Service Class	N	N	N	Y	N	N	N	N	N
Putnam Variable Trust
Putnam VT Growth & Income Fund: Class IB	N	N	N	Closed 4/30/04	N	N	N	N	N
Putnam VT International Equity Fund: Class IB	N	N	N	Closed 3/31/03	N	N	N	N	N
Putnam VT Voyager Fund: Class IB	N	N	N	Closed 4/30/05	N	N	N	N	N
Wells Fargo Variable Trust Funds
Wells Fargo Advantage Opportunity Fund VT (formerly Strong Opportunity Fund II, Inc.: Investor Class)	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
Van Kampen
The Universal Institutional Funds, Inc.
Core Plus Fixed Income Portfolio: Class II	N	N	N	Added 5/1/03	N	N	N	N	N
Emerging Markets Debt Portfolio: Class I	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
U.S. Real Estate Portfolio: Class I	Y	Y	Y	Added 5/1/03 -	N	Y	Y	Y	N
Van Kampen Life Investment Trust
Comstock Portfolio: Class II	N	N	N	Y	N	N	N	N	N
Emerging Growth Portfolio: Class II	N	N	N	Y	N	N	N	N	N
Victory Variable Insurance Funds
Diversified Stock Fund: Class A	N	N	N	N	Y	N	Y	N	N
Small Company Opportunity Fund: Class A	N	N	N	N	Closed 12/29/04	N	Closed 12/29/04	N	N

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 (Master Fund List v2005.1)
Amendment No. 10	Page 5 of 9

Schedule B

Investment Funds

AIM Dynamics Fund: Investor Class (name changed 5/1/05; formerly INVESCO Dynamics Fund - Investor Class)	N	N	Y
AIM Small Company Growth Fund: Investor Class (name changed 5/1/05; formerly INVESCO Small Company Growth Fund - Investor Class)	N	N	Closed 5/1/04
AIM Total Return Fund: Investor CIReis (name changed 571/05; formerly INVESCO Total Return Fund - Investor Class)	N	N	Closed 5/1/03
American Century Growth: Investor Class	N	N	Y
American Century Income & Growth — Advisor Class	N	N	Y
American Century International Growth — Advisor Class	N	N	Closed 5/1/04
American Century Short Term Government - Investor Class	N	N	Y
American Century Ultra- Investor Class	N	N	Y
American Century VP International Fund: Class IV			Added 5/1/04
Dreyfus Appreciation Fund, Inc.	N	N	Y
Dreyfus Premier Balanced Opportunity Fund: Class Z	N	N	Y
Dreyfus Premier Third Century Fund, Inc. - Class Z	N	N	Closed 5/1/04
Federated Bond Fund - Class F Shares	N	N	Closed 5/1/03
Federated Equity Income Fund - Class F Shares	N	N	Closed 5/1/03
Federated High Yield Trust	N	N	Y
Federated Intermediate Corporate Bond Fund: Institutional Services Shares (name changed 5/1/05; formerly Federated Intermediate Income Fund — Institutional Service Shares)	N	N	Y
Fidelity Advisor Balanced Fund - Class A	N	N	Closed 5/1/03
Fidelity Advisor Equity Growth Fund - Class A	N	N	Y
Fidelity Advisor Equity Income Fund - Class A	N	N	Y
Fidelity Advisor Growth Opportunities Fund — Class A	N	N	Y
Fidelity Advisor High Income Advantage Fund - Class T	N	N	Closed 5/1/03
Fidelity Advisor Overseas Fund - Class A	N	N	Now Class 2R 5/1/04
Franklin Balance Sheet Investment Fund - Class A	N	N	Y
Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A	N	N	Y
Franklin Small-Mid Cap Growth Fund - Class A	N	N	Y
Franklin Templeton VIP Trust —Templeton Foreign Securities Fund: Class 3			Added 5/1/04
Gartmore Bond Fund - Class D	N	N	Closed 5/1/03

NATIONWIDE Agreement No. 99016-Ia, Effective May 1, 1999 (Master Fund List v2005.1)
Amendment No. 10	Page 6 of 9

Schedule B

Investment Funds

Gartmore Bond Index Fund: Class A (name changed 5/1/04 am _ rly Nationwide Bond Index Fund - Class A)	N	N	Y
Gartmore GMF Investor Destinations Aggressive Fund	N	N	Y
Gartmore GMF Investor Destinations Conservative Fund	N	N	Y
Gartmore GMF Investor Destinations Moderate Fund	N	N	Y
Gartmore GMF Investor Destinations Moderately Aggressive Fund	N	N	Y
Gartmore GMF Investor Destinations Moderately Conservative Fund	N	N	Y
Gartmore Government Bond Fund - Class D	N	N	Y
Gartmore Growth Fund - Class D (merger from Nationwide Large Cap Growth Fund, 12/19/03)	N	N	Now Class A 12/19/03
Gartmore International Index Fund - Class A (name changed 5/1/04; formerly Nationwide International Index Fund - Class A)	N	N	Closed 5/1/04
Gartmore Large Cap Value Fund - Class A	N	N	Y
Gartmore Mid Cap Market Index Fund: Class A (name changed 5/1/04; formerly Nationwide Mid Cap Market Index Fund - Class A)	N	N	Y
Gartrnore Money Market Fund - Service Shares	N	N	V
Gartmore Nationwide Fund: Class D (name changed 5/1/04; formerly Gartmore Total Return Fund - Class D)	N	N	Y
Gartmore S&P 500 Index Fund: Service Class (name changed 5/1/04; formerly Nationwide S&P 500 Index Fund — Service Class)	N	N	Y
Gartmore Small Cap Index Fund: Service Shares (name changed 5/1/04; formerly Nationwide Small Cap Index Fund - Class A)	N	N	Y
Gartmore Value Opportunities Fund - Class A	N	N	Closed 5/1/04
Gartmore Variable Insurance Trust - J.P. Morgan GVIT Balanced Fund: Class I	N	N	Y
Janus Adviser Balanced Fund - I Shares	N	N	Closed 5/1/04
Janus Adviser International Growth Fund - I Shares	N	N	Closed 5/1/04
Janus Adviser Worldwide Fund - I Shares	N	N	Closed 5/1/04
Lazard Small Cap Portfolio Open Shares	N	N	Closed 5/1/03
Neuberger Berman Genesis Fund - Trust Class	N	N	Y
Neuberger Berman Guardian Fund - Trust Class	N	N	Closed 5/1/03
Neuberger Berman Partners Fund - Trust Class	N	N	Closed 5/1/03
Neuberger Berman Socially Responsive Fund - Trust Class			Added 5/1/04
Oppenheimer Capital Appreciation Fund - Class A	N	N	Y
Oppenheimer Champion Income Fund - Class A	N	N	Added 5/1/03
Oppenheimer Global Fund - Class A	N	N	Closed 5/1/04
Oppenheimer Strategic Income Fund - Class A	N	N	Y

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 (Master Fund List v2005.1)
Amendment No. 10	Page 7 of 9

Schedule B

Investment Funds

Oppenheimer VAF — Global Securities FundNA: Class 4			Added 5/1/04
PIMCO Total Return Fund - Class A	N	N	Y
Putnam International Equity Fund - Class A	N	N	Closed 5/1/04
Putnam Voyager Fund - Class A	N	N	r
Templeton Foreign Fund - Class A	N	N	Closed 5/1/04
Van Kampen Growth and Income Fund - Class A	N	N	Added 5/1/03
Van Kampen Mid Cap Growth Fund — Class A (name changed 5/1/04; formerly Van Kampen Growth Fund - Class A)	N	N	Added 5/1/03
Van Kampen Real Estate Securities Fund - Class A	N	N	Added 5/1/03
Waddell & Reed Advisors Small Cap Fund - Class A	N	N	Added 5/1/03
Wells Fargo Advantage Common Stock Fund: Class Z (name changed 5/1/05; formerly Strong Growth & Income Fund - Investor Class	N	N	Closed 5/1/04
Wells Fargo Advantage Growth Fund: Investor Class (name changed 5/1/05; formerly Strong Advisor Common Stock Fund, Inc. - Class Z)	N	N	Y
Wells Fargo Advantage Mid Cap Growth Fund: Class Z (name changed 5/1/05; formerly Strong Advisor Mid Cap Growth Fund - Class 2)	N	N	Closed 5/1/04
W&R Target Funds, Inc.
Asset Strategy Portfolio	Y	Y	N
Balanced Portfolio	Y	Y	N
Bond Portfolio	Y	`it	N
Core Equity Portfolio	Y	Y	N
Global Natural Resources Portfolio	Added 5/1/05	Added 5/1/05	N
Growth Portfolio	Y	r	N
High Income Portfolio	Y	Y	N
International Growth Portfolio (name changed 5/1/04; formerly International Portfolio)	Y	Y	N
International Value Portfolio (name changed 5/1/04; formerly International II Portfolio)	Y	Y	N
Limited-Term Bond Portfolio	Y	Y	N
Micro Cap Growth Portfolio	Added 5/1/04	Added 5/1/04	N
Mid Cap Growth Portfolio	Added 5/1/05	Added 5/1/05	N
Money Market Portfolio	Y	Y	N
Mortgage Securities Portfolio	Added 8/1/04	Added 8/1/04	N
Real Estate Securities Portfolio	Added 8/1/04	Added 8/1/04	N
Science and Technology Portfolio	Y	r	N

NATIONWIDE Agreement No. 99016-18, Effective May 1, 1999 (Master Fund List v2005.1)
Amendment No. 10	Page 8 of 9

Schedule B

Investment Fund

Small Cap Growth Portfolio (formerly Small Cap Portfolio; name changed 7/21/2003)	Y	Y	N
Small Cap Value Portfolio	Added 5/1/04	Added 5/1/04
Value Portfolio (added May 1, 2001)	Y	Y

NATIONWIDE Agreement No. 9901618, Effective May 1, 1999 (Master Fund List v2005.1)
Amendment No. 10	Page 9 of 9

Amendment No. 11

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective May 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Schedule B, Investment Funds, is hereby amended and replaced by the attached revised Schedule B, to indicate the revised fund offerings hereunder as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
Name/Title

Attest:
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
Cheryl E. Rogers, Senior Vice President & CFO

Attest:	[ILLEGIBLE]
Julia Comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-1B, Effective May 1, 1999 Amendment No. 11. Effective May 1, 2006

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	MI American Added 2/15/02	Key Choice Clone added 6/15/09	Paine Webber Choice Crone added 8/2199	Key Future Clone added 5/1/00	Future Horizon Clone added 9/1/01	BEAT Future Clone added 12/3/01
TREATY NUMBER:	99016	99016	99016	99016	99016	99016	99016	99016	99016
AIM Variable Insurance Funds, Inc.
AIM V.I. Balanced Fund: Series I Shares	N	N	N	N	N	N	N	N	Y
AIM V.I. Basic Value Fund: Series II Shares	N	N	N	Y	N	N	N	N	N
AIM V.I. Blue Chip Fund: Series I Shares	N	N	N	N	N	N	N	N	Y
AIM V.I. Capital Appreciation Fund: Series I Shares	N	N	N	Series II	N	N	N	N	Y
AIM V.I. Capital Development Fund: Series II Shares	N	N	N	Added 5/1/04	N	N	N	N	N
AIM V.I. Core Equity Fund: Series I Shares	N	N	N	N	N	N	N	N	`it
AIM V.I. International Growth Fund: Series II Shares	N	N	N	Closed 5/1/04	N	N	N	N	N
AIM V.I. Premier Equity Fund: Series I Shares	N	N	N	Series II Closed 5/1/06	N	N	N	N	Y
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBemstein Growth and Income Portfolio: Class B	N	N	N	Closed 5/1/04	N	N	N	N	N
AllianceBernstein International Value Portfolio: Class B	N	N	N	Closed 5/1/04	N	N	N	N	N
AllianceBemstein Large Cap Growth Portfolio (formerly AllianceBemstein Premier Growth Portfolio: Class B)	N	N	N	Closed 5/1/04	N	N	N	N	N
AllianceBemstein Small/Mid Cap Value Portfolio (formerly AllianceBernstein Small Cap Value Portfolio: Class B)	N	N	N	Closed 5/1/04	N	N	N	N	N
American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund: Class I	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	N	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Y	N
American Century VP International Fund: Class III	Closed 5/1/05	Closed 5/1/05	Y	N	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	N
American Century VP Ultra Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
American Century VP Value Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund: Class II	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
BB&T Variable Insurance Funds
BB&T Mid Cap Growth VIF (name changed 5/1/04; formerly BB&T Capital Appreciation Fund)	N	N	N	N	N	N	N	N	Y
BB&T Capital Manager Equity VIF (name changed 5/1/04; formerly BB&T Capital Manager Aggressive Growth Fund)	N	N	N	N	N	N	N	N	Y

NATIONWIDE Agreement No, 99016-1B, Effective 5/1/99 (Master Fund Lis v2006.1)
Amendment No. 11, Effective May 1, 2006	Page 1 of 8

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA choice	BOA Exclusive II	Alt American Added 2/15102	Key Choice Clone added 6/15/99	Paine Webber Choice Clone added 8/2/99	Key Future Clone added 5/1/00	Future Horizon Clone added 9/1/01	BB•ST Future Clone added 12/3/01
TREATY NUMBER:	99016	99016	99016	99016	99016	99016	99016	99016	99016
BB&T Large Cap Value VIF (name char 5/1/04	N	N	N	N	N	N	N	N	Y
BB&T Large Company Growth Fund	N	N	N	N	N	N	N	N	Y
Dreyfus
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares	v	Y	Y	N	Y	y	Y	Y	N
The Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
Dreyfus Stock Index Fund, Inc.: Initial Shares	v	Y	Y	Added 5/1/03 - Service Shares	N	Y	Y	Y	N
Dreyfus Variable Investment Fund — Appreciation Portfolio: Initial Shares	1’	Y	Y	N	Y	y	Y	Y	Y
Dreyfus Variable Investment Fund — Developing Leaders Portfolio: Initial Shares	N )	N	N	N	N	N	N	N	V
Dreyfus Variable Investment Fund - International Value Portfolio: Initial Shares	N	N	N	N	N	N	N	N	Closed 5/1/04
Federated Insurance Series
Federated American Leaders Fund II: Service Shares	N	N	N	Closed 5/4/05	N	N	N	N	N
Federated Capital Appreciation Fund II: Service Shares	N	N	N	Closed 5/4/05	N	N	N	N	N
Federated High Income Bond Fund II: Service Shares	N	N	N	Y	N	N	N	N	N
Federated Quality Bond Fund II: Service Shares	Primary Shares	Primary Shares	Primary Shares	Y	N	Primary Shares	Primary Shares	Primary Shares	Primary Shares
Fidelity Variable Insurance Products Fund
VIP Equity-Income Portfolio: Service Class	Y	Y	Y	Class 2	N	Y	`I’	Y	Y
VIP Growth Portfolio: Service Class	1/	Y	Y	Class 2	V	Y	Y	v	Y
VIP High Income Portfolio: Service Class	Y	V	V	Class 2	N	Y	Y	Y	N
VIP Overseas Portfolio: Service Class R	v	v	v	Class 2 R	v	V	Y	Y	Y
Fidelity Variable Insurance Products Fund II
VIP II Contrafund Portfolio: Service Class	Y	Y	Y	Class 2	Y	Y	Y	Y	N
VIP II Investment Grade Bond Portfolio: Service Class	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
Fidelity Variable Insurance Products Fund Ill
VIP III Aggressive Growth Portfolio: Service Class 2	N	N	N	Closed 5/1/04	N	N	N	N	N
VIP III Dynamic Capital Appreciation Portfolio: Service Class 2	N	N	N	Closed 5/1/06	N	N	N	N	N
VIP III Growth & Income Portfolio: Service Class 2	N	N	N	Closed 5/1/06	N	N	N	N	N

NATIONWIDE Agreement No. 99016-18, Effective May 1, 1999 (Master Fund List v2006.1)
Amendment No. 11, Effective May 1, 2006	Page 2 of 8

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	All American Added 2/15/02	Key Choice Clone added 8 /15/99	Paine Webber Choice Clone added 8/2/99	Key Future Clone added 5/1/00	Future Horizon Clone added 9/1/01	BB&T Future Clone added 12/3/01
TREATY NUMBER:	99016	99016	99016	99016	99016	99016	99016	99016	99016
VIP III Mid Cap Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N
VIP III Value Strategies Portfolio: Service Class	Y	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Y	N
Financial Investors Variable Insurance Trust
First Horizon Capital Appreciation Portfolio	N	N	N	N	N	N	N	Y	N
First Horizon Growth 8, Income Portfolio	N	N	N	N	N	N	N	Y	N
Gartmore Variable Insurance Trust (“GVIT”)
Dreyfus GVIT International Value Fund: Class III	Added 5/1/03	Added 5/1/03	Added 5/1/03	Class VI Added 5/1/04	N	Added 5/1/03	N	N	Added 5/1/03
Dreyfus GVIT Mid Cap Index Fund: Class I	Y	Y	Y	Class II	N	Y	Y	Y	Y
Federated GVIT High Income Bond Fund: Class I	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	N	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05
Federated GVIT High Income Bond Fund: Class III	Added 5/1/05	Added 5/1/05	Added 5/1/05	N	Added 5/1/05	Added 5/1/05	Added 5/1/05	Added 5/1/05	Added 5/1/05
Gartmore GVIT Emerging Markets Fund: Class III	Y	Y	v	Now Class VI, 5/1/04	Y	V	Y	Y	N
Gartmore GVIT Global Financial Services Fund: Class Ill	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
Gartmore GVIT Global Health Sciences Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Global Technology 8, Communications Fund: Class III	Y	Y	Y	N	Y	`I	Y	Y	N
Gartmore GVIT Global Utilities Fund: Class III	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
Gartmore GVIT Government Bond Fund: Class I	r	Y	Y	Y	N	v	V	Y	Y
Gartmore GVIT Growth Fund: Class I	Y	Y	Y	N	N	`it	Y	Y	N
Gartmore GVIT International Growth Fund: Class III	V	Y	V	N	V	Y	Y	V	N
Gartmore GVIT Investor Destinations Funds	Y	Y	Y	Y	N	v	Y	N	N
Gartmore GVIT Investor Destinations Conservative Fund	Y	Y	Y	Y	N	V	Y	N	N
Gartmore GVIT Investor Destinations Moderately Conservative Fund	Y	Y	Y	Y	N	V	Y	N	N
Gartmore GVIT Investor Destinations Moderate Fund	Y	Y	Y	y	N	V	Y	N	N
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	V	Y	Y	V	N	Y	Y	N	N
Gartmore GVIT Investor Destinations Aggressive Fund	Y	Y	Y	Y	N	Y	Y	N	N
Gartmore GVIT Mid Cap Growth Fund: Class I (formally Strong)	Y	V	Y	N	N	Y	v	Y	N
Gartmore GVIT Money Market Fund: Class I	Y	Y	Y	Y	N,	V	Y	Y	Y
Gartmore GVIT Nationwide Leaders Fund: Class III	Y	Y	Y	N	1	Y	Y	Y	N
Gartmore GVIT Nationwide& Fund: Class I (formerly Gartmore GVIT Total Return Fund)	Y	Y	Y	N	v	V	Y	V	N
Gartmore GVIT U.S. Growth Leaders Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N
Gartmore GVIT Worldwide Leaders Fund: Class III	Y	Y	Y	N	N	Y	Y	Y.	N

NATIONWIDE Agreement No. 99016-IB, Effective May I, 1999 (Master Fund List v2006.1)
Amendment No. 11, Effective May 1, 2006	Page 3 of 8

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	All American Added 2/15/02	Key Choice Clone added 6/15/99	Paine Webber Choice Clone added 8/2/99	Key Future Clone added 5/1/00	Future Horizon Clone added 9/1/01	BB&T Future Glenn added 12/3/01
TREATY NUMBER:	99016	99016	99016	99016	99016	99016	99016	99016	99016
GVIT Small Cap Growth Fund: Class I	Y	v	Y	Class II	N	Y	Y	Y	N
GVIT Small Cap Value Fund: Class I	Y	Y	Y	Class II	N	Y	Y	Y	Y
GVIT Small Company Fund: Class I	Y	Y	v	Class II	Y	1’	Y	Y	v
J.P. Morgan GVIT Balanced Fund: Class I	Y	Y	V	N	N	Y	V	Y	N
Van Kampen GVIT Comstock Value Fund: Class I (name changed 5/1/05; formerly Comstock GVIT Value Fund: Class I)	Y	Y	Y	N	Y	Y	Y	Y	V
Van Kampen GVIT Mutt/ Sector Bond Fund: Class I (formerly MAS GVIT Multi Sector Bond Fund)	Y	Y	Y	N	Y	Y	Y	Y	N
Janus Aspen Series
Forty Portfolio, formerly Capital Appreciation Portfolio: Service Shares	Reopened 5/1/06	Reopened 5/1/06	Reopened 5/1/06	N	N	Reopened 5/1/06	Reopened 5/1/06	Closed 5/1/04	N
Global Technology Portfolio: Service II Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
International Growth Portfolio: Service II Shares	Reopened 5/1/06	Reopened 5/1/06	Reopened 5/1/06	N	Reopened 5/1/06	Reopened 5/1/06	Reopened 5/1/06	Closed 5/1/04	N
Risk-Managed Large Cap Core Portfolio: Service Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	N	N	N
J.P. Morgan Series Trust II
J.P. Morgan Mid Cap Value Portfolio	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	N	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Added 5/1/04	N
MFS Variable Insurance Trust
MFS Investors Growth Stock Series: Service Class	N	N	N	Closed 5/1/06	N	N	N	N	N
MFS Mid Cap Growth Series: Service Class	N	N	N	Closed 5/1/06	N	N	N	N	N
MFS New Discovery Series: Service Class	N	N	N	Closed 5/1/06	N	N	N	N	N
MFS Value Series: Service Class	N	N	N	Y	N	N	N	N	N
Neuberger Berman Advisers Management Trust
AMT Guardian Portfolio	Y	Y	Y	N	N	Y	Y	Y	N
AMT Limited Maturity Bond Portfolio: Class I	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N
AMT Mid-Cap Growth Portfolio: Class I	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
AMT Partners Portfolio	Y	V	1’	N	Y	Y	Y	Y	N
AMT eiririally Responsive Portfolio	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	N
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth FundNA: Initial Class	Y	Y	Y	N	Y	Y	Y	Y	N

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 (Master Fund List v2006.1)
Amendment No. 11, Effective May 1, 2006	Page 4 of 8

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	All American . Added 2/15/02	StlyChifice Clone added 8/15/99	Paine Webber Choice Clone added 8/2/99	Key Future Clone added 5/1/00	Future Horizon Clone added 9/1/01	BB&T Future Clone added 12/3/01
TREATY NUMBER:	99016	99016,.	99016	99016	99016	99016	99016	99016	99016
Oppenheimer Capital Appreciation FundNA: Initial Class	Y	Y	Y	Service Class	N	V	Y	V	N
Oppenheimer Global Securities Fund/VA: Class III (rep/aces Class / which is closed as of 5/1/03)	Nit	Y	Y	Now Class 4 as of 5/1/04	N	Y	Y	y	N
Oppenheimer Main Street® FundNA: Initial Class	Y	Y	V	Service Class	N	Y	Y	Y	N
Oppenheimer Strategic Bond FundNA: Service Class	N	N	N	Y	N	N	N	N	N
Putnam Variable Trust
Putnam VT Growth & Income Fund: Class IB	N	N	N	Closed 4/30/04	N	N	N	N	N
Putnam VT International Equity Fund: Class IB	N	N	N	Closed 3/31/03	N	N	N	N	N
Putnam VT Voyager Fund: Class IB	N	N	N	Closed 4/30/05	N	N	N	N	N
Wells Fargo Variable Trust Funds
Welts Fargo Advantage Opportunity Fund VT (formerly Strong Opportunity Fund II, Inc.: Investor Class)	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
Van Kampen
The Universal Institutional Funds, Inc.
Core Plus Fixed Income Portfolio: Class II	N	N	N	Added 5/1/03	N	N	N	N	N
Emerging Markets Debt Portfolio: Class I	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N
U.S. Real Estate Portfolio: Class I	Y	Y	Y	Added 5/1/03 - Class II	N	V	v	Ni	N
Van Kampen Life Investment Trust
Comstock Portfolio: Class II	N	N	N	Y	N	N	N	N	N
Emerging Growth Portfolio: Class II	N	N	N	Y	N	N	N	N	N
Victory Variable Insurance Funds
Diversified Stock Fund: Class A	Added 5/1/05	N	N	N	Y	N	Y	N	N
Small Company Opportunity Fund: Class A	N	N	N	N	Closed 12/29/04	N	Closed 12/29/04	N	N

NATIONWIDE Agreement No. 99016-I8, Effective May 1, 1999 (Master Fund List v2006.1)
Amendment No. II, Effective May I, 2006	Page 5 of 8

Schedule 13

Investment Funds

Funds	Waddell & Reed Advisors Select Plus	Waddell & Reed Advisors Select	Successor
TREATY 49016	Future Clone Adriefil2/1/00	Added 7/1/01	Added 7/1/01
AIM Dynamics Fund: Investor Class (name changed 5/1/05; formerly INVESCO Dynamics Fund - Investor Class)	N	N	Y
AIM Small Company Growth Fund: Investor Class (name changed 5/1/05; formerly INVESCO Small Company Growth Fund - Investor Class)	N	N	Closed 5/1/04
AIM Total Return Fund: Investor Class (name changed 5/1/05; formerly INVESCO Total Return Fund - Investor Class)	N	N	Closed 5/1/03
American Century Growth: Investor Class	N	N	Y
American Century Income 8 Growth - Advisor Class	N	N	Y
American Century International Growth — Advisor Class	N	N	Closed 5/1/04
American Century Short Term Government - Investor Class	N	N	Y
American Century Ultra- Investor Class	N	N	Y
American Century VP International Fund: Class IV			Added 5/1/04
Dreyfus Appreciation Fund, Inc.	N	N	Y
Dreyfus Premier Balanced Opportunity Fund: Class Z	N	N	Y
Dreyfus Premier Third Century Fund, Inc. - Class Z	N	N	Closed 5/1/04
Federated Bond Fund - Class F Shares	N	N	Closed 5/1/03
Federated Equity Income Fund - Class F Shares	N	N	Closed 5/1/03
Federated High Yield Trust	N	N	Y
Federated Intermediate Corporate Bond Fund: Institutional Services Shares (name changed 5/1/05; formerly Federated Intermediate Income Fund — Institutional Service SharesL	N	N	V
Fidelity Advisor Balanced Fund - Class A	N	N	Closed 5/1/03
Fidelity Advisor Equity Growth Fund - Class A	N	N	v
Fidelity Advisor Equity Income Fund - Class A	N	N	Y
Fidelity Advisor Growth Opportunities Fund — Class A	N	N	v
Fidelity Advisor High Income Advantage Fund - Class T	N	N	Closed 5/1/03
Fidelity Advisor Overseas Fund - Class A	N	N	Now Class 2R 5/1/04
Franklin Balance Sheet Investment Fund - Class A	N	N	v
Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A	N	N	Y
Franklin Small-Mid Cap Growth Fund - Class A	N	N	Y
Franklin Templeton VIP Trust - Templeton Foreign Seal( • Fund: Class 3			Added 5/1/04
Gartmore Bond Fund - Class D	N	N	Closed 5/1/03
Gartmore Bond Index Fund: Class A (name changed 5/1/04; formerly Nationwide Bond Index Fund - Class A)	N	N	v
Gartmore GMF Investor Destinations Aggressive Fund	N	N	v
Gartmore GMF Investor Destinations Conservative Fund	N	N	Y

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 (Master Fund List v2006.1)
Amendment No. II, Effective May 1, 2006	Page 6 of 8

Schedule B

Investment Funds

Funds	Waddell & Reed Advisors Select Plus	Waddell & Reed Advisors Select	Sµccessor
TREATY 99016	Future Clone Added 12/1/00	Added 7/1/01 “	Added 7/1/01
Gartmore GMF Investor Destinations Moderate Fund	N	N	Y
Gartmore GMF Investor Destinations Moderately Aggressive Fund	N	N	Y
Gartmore GMF Investor Destinations Moderately Conservative Fund	N	N	Y
Gartmore Government Bond Fund - Class D	N	N	Y
Gartmore Growth Fund - Class D (merger from Nationwide Large Cap Growth Fund, 12/19/03)	N	N	Now Class A 12/19/03
Gartmore International Index Fund - Class A (name changed 5/1/04; formerly Nationwide International Index Fund - Class A)	N	N	Closed 5/1/04
Gartmore Large Cap Value Fund - Class A	N	N	v
Gartmore Mid Cap Market Index Fund: Class A (name changed 5/1/04; formerly Nationwide Mid Cap Market Index Fund - Class A)	N	N	Y
Gartmore Money Market Fund - Service Shares	N	N	Y
Gartmore Nationwide Fund: Class D (name changed 5/1/04; formerly Gartmore Total Return Fund - Class ID)	N	N	Y
Gartmore S&P 500 Index Fund: Service Class (name changed 5/1/04; formerly Nationwide SW 500 Index Fund — Service Class)	N	N	Y
Gartmore Small Cap Index Fund: Service Shares (name changed 5/1/04; formerly Nationwide Small Cap Index Fund - Class A)	N	N	Y
Gartmore Value Opportunities Fund - Class A	N	N	Closed 5/1/04
Gartmore Variable Insurance Trust - J.P. Morgan GVIT Balanced Fund: Class I	N	N	Y
Janus Adviser Balanced Fund - I Shares	N	N	Closed 5/1/04
Janus Adviser International Growth Fund - I Shares	N	N	Closed 5/1/04
Janus Adviser Worldwide Fund - I Shares	N	N	Closed 5/1/04
Lazard Small Cap Portfolio Open Shares	N	N	Closed 5/1/03
Neuberger Berman Genesis Fund - Trust Class	N	N	Y
Neuberger Berman Guardian Fund - Trust Class	N	N	Closed 5/1/03
Neuberger Berman Partners Fund - Trust Class	N	N	Closed 5/1/03
Neuberger Berman Socially Responsive Fund - Trust Class			Added 5/1/04
Oppenheimer Capital Appreciation Fund - Class A	N	N	Y
Oppenheimer Champion Income Fund - Class A	N	N	Added 5/1/03
Oppenheimer Global Fund - Class A	N	N	Closed 5/1/04
Oppenheimer Strategic Income Fund - Class A	N	N	Y
Oppenheimer VAF — Global Securities FundNA: Class 4			Added 5/1/04
PIMCO Total Return Fund - Class A	N	N	Y
Putnam International Equity Fund - Class A	N	N	Closed 5/1/04
Putnam Voyager Fund - Class A	N	N	Y
Templeton Foreign Fund - Class A	N	N	Closed 5/1/04
Van Kampen Growth and Income Fund - Class A	N	N	Added 5/1/03

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999 (Master Fund List v2006.1)
Amendment No. II, Effective May 1, 2006	Page 7 of 8

Schedule B

Investment Funds

Funds	Waddell & Reed Advisors Select Plus	Waddell Si Reed Advisors Select	Successor
TREATY 99016	Future Clone Added 12/1/00	Added 711101	Added 7/1101
Van Kampen Mid Cap Growth Fund - Class A (name changed 5/1/04; formerly Van Kampen Growth Fund - Class A)	N	N	Added 5/1/03
Van Kampen Real Estate Securities Fund - Class A	N	N	Added 5/1/03
Waddell & Reed Advisors Small Cap Fund - Class A	N	N	Added 5/1/03
Wells Fargo Advantage Common Stock Fund: Class Z (name changed 5/1/05; formerly Strong Growth & Income Fund - Investor Class	N	N	Closed 5/1/04
Wells Fargo Advantage Growth Fund: Investor Class (name changed 5/1/05; formerly Strong Advisor Common Stock Fund, Inc. - Class Z)	N	N	Y
Wells Fargo Advantage Mid Cap Growth Fund: Class Z (name changed 5/1/05; formerly Strong Advisor Mid Cap Growth Fund - Class Z)	N	N	Closed 5/1/04
W&R Target Funds, Inc.
Asset Strategy Portfolio	Y	Y	N
Balanced Portfolio	I	Y	N
Bond Portfolio	Y	Y	N
Core Equity Portfolio	y	Y	N
Dividend Income	Added 4/12/04	Added 4/12/04	N
Global Natural Resources Portfolio	Added 5/1/05	Added 5/1/05	N
Growth Portfolio	Y	Y	N
High Income Portfolio	Y	Y	N
International Growth Portfolio (name changed 5/1/04; formerly International Portfolio)	Y	I	N
International Value Portfolio (name changed 5/1/04; formerly International II Portfolio)	V	Y	N
Limited-Term Bond Portfolio	Y	Y	N
Micro Cap Growth Portfolio	Added 5/1/04	Added 5/1/04	N
Mid Cap Growth Portfolio	Added 5/1/05	Added 5/1/05	N
Money Market Portfolio	Y	Y	N
Mortgage Securities Portfolio	Added 8/1/04	Added 8/1/04	N
Real Estate Securities Portfolio	Added 8/1/64	Added 8/1/04	N
Science and Technology Portfolio	Y	Y	N
Small Cap Growth Portfolio (formerly Small Cap Portfolio; name changed 7/21/2003)	Y	Y	N
Small Cap Value Portfolio	Added 5/1/04	Added 5/1/04
Value Portfolio (added May 1, 2001)	Y	Y	N

NATIONWIDE Agreement No. 99016-IB, Effective May I, 1999 (Master Fund List v2006.1)
Amendment No. II, Effective May I, 2006	Page 8 of 8

Amendment No. 12

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

(CEDING COMPANY)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Article IV, Net Amount at Risk, is hereby amended and replaced by the attached revised Article IV, to amend the description of the Annuity Form, [REDACTED] This revision applies to Article IV at inception, and as amended as of July 1, 2001.

Schedule B, Investment Funds, is hereby replaced by the attached revised Schedule B, to describe various fund changes and additions as of the dates shown. Funds pertaining to the Reinsurance Agreement have been identified in the column headings, by Product (as shown in Schedule A), and by Treaty Number.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject, otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Stephanie Weist	Date:	[ILLEGIBLE]
Stephanie Weist, Associate Vice President

Attest:	/s/ Brian Wagner
Brian Wagner, Associate Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:		Date:	[ILLEGIBLE]
[ILLEGIBLE] Senior Vice President & Chief Actuary

Attest:	/s/ Julia comely
Julia comely, Assistant Vice President

NATIONWIDE Agreement No. 99016-1B. Effective May 1, 1999

Amendment No. 12

Article IV

Net Amount at Risk

[REDACTED]

A consideration is calculated using the following assumptions:

NATIONWIDE Agreement No. 99016-IB,

Amendment No. 12

NATIONWIDE Agreement No. 99016-18, Effective May 1, 1999

Amendment No. 12

NATIONWIDE Agreement No. 99016-113, Effective May 1, 1999

Amendment No. 12

Schedule B

Investment Funds

PRODUCT:	BOA future	BOA Choice	BOA Exclusivie II	An Ametican Added 2/15102	Added Key Choice Clone added [n] Oil 5/99	Pao Webber ‘ O0ne added	Key Flitlif. Clone added 5/1/ 00	Futur. Hoiton Clone added 9(1/0 1	MILT Future Clem added . 12/3101	Added 7/1/01
TREATY NUM FIER:	011016	99016	99016	99016	99016	900,6	99016	99016	99016	99016
TREATY NUMBER.	99029			90329			9	9	99029
TREATY NuMEIER.		2000-	2000-07		2000.07			2000-074,
AIM Variable Insurance Funds, Inc.
AIM Basic Balanced Fund — Investor Class	N	N	N	NI	N	N	N	N	N	Added 5/1/08
AIM Dynamics Fund: Investor Class —	N	N	N	N	N	N	N	N	N	Y
AIM Small Cap Growth Fund: Investor Class	N	N	N	N	N	N	N	N	N	Added 511/08
AIM V.I. Balanced Fund: Series I Shares	N	N	N	N	N	N	N	N	Y	N
AIM V.I. Basic Value Fund: Series II Shares	Added 5/1/08	N	N	Y	N	N	N	N	N	N
AIM VI. Blue Chip Fund: Series I Shares	N	N	N	N	N	N	N	N	Y	N
AIM V.I. Capital Appreciation Fund: Series I Shares	N	.	N	N	N	N	N	N	Y	N
AIM V.I. Capital Appreciation Fund: Series II Shares	Added 5/1/08	Added 5/1/08	N	Y	N	Added 5/1/08	N	N	N	N
AIM V.I. Capital Development Fund: Series II Shares	Added 5/1/08	Added 5/1/08	N	Added 5/1/04	N	Added 5/1/08	N	N	N	N
AIM V.I. Core Equity Fund: Series I Shares	N	N	N	N	N	N	N	N	Y,	N
AIM V.I. Core Equity Fund: Series II Shares	N	N	N	Added 5/1/08 .	N	N	N.,	N	N	N
AIM V.I. Core Stock Fund: Series I Shares	N	N	N	N	N	N	N	N	Added 5/1/08	N
AIM V.I. International Growth Fund: Series II Shares	N	N	N	Closed 5/1/04	N	rN	N	N	N	N
AIM V.I. Large Cap Growth Fund: Series I	N	N	N	N	N	N,	N	N	- Added 5/1/08	N
AIM V.I. Premier Equity Fund: Series I Shares	N	N	N	Series II Closed 5/1/06	N	N	N	N	Y	N
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Growth and Income Portfolio: Class B	N	N	N	Closed 5/1/04	N	N	N	N	N	N
AllianceBernstein International Value Portfolio: Class B	N	N	N	Closed 5/1/04	N	N	N	N	N	N
AllianceBernstein Lange Cap Growth Portfolio	N	N	N	Closed 5/1/04	N	N	N	N	N	N
AllianceBernstein Small/Mid Cap Value Portfolio	N	N	N	Closed 51/04 ,	N	N	N	N	N	N
American Century Variable Portfolio

American Century Growth: Investor Class	N	N	N	N	N	N	N	N	N	Y
American Century Income & Growth - Advisor Class	N	N	N	N.	N	N	N	N	N	.Y
American Century International Growth - Advisor Class	N	N	N	N	N	N	N	N	N	Closed 5/1104
American Century Short Term Government - Investor Class	N	N	N	N	N	N	N	N	N	Y
American Century Ultra- Investor Class	N	N,	N	N	N	N	N	N	N	Y
American Century VP Income & Growth Fund: Class I	Closed 5/1/06	Closed 5/1/06,	Closed 5/1/06	N	Closed 5/1/06	Closed 5/1/06	Closed a/1/06	Y	N.	,N
American Century VP International Fund: Class I	N	N	N	N	N	N	N	Added 5/1/08	N	N
-
American Century VP International Fund: Class III	Closed 5/1/05	Closed 5/1/05	Y	N	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Reopened 5/1/08	N	N
American Century VP International Fund: Class IV	N	N	N	N	N	N	N	N	N	Added 5/1/04
American Century VP Mid Cap Value Fund — Class I	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 511/08	N	N	N	N
American Century VP Ultra Fund: Class I	Y.	Y	Y	N	Y	Y	Y	Y	N	N

NATIONWIDE Agreement No. 99016, Amendment No. 12	Page 1 of 11

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusivie II	All American Added [ILLIGIBLE]	Key Choice Clone added [ILLIGIBLE]	Paine Webber Choice clow/added 8/2199	Key Future Clone added 5/1/ 00	[ILLIGIBLE] Clone added 9(1101	BOST Future Clem added . 12/3/01	Successor Added /1/01
TREATY NUMBER:	90016	99016	96016	29016	99016	99016	99016	09016	90010	99015
TREATY NUMBER							99029	99029	99020
TREATY NUMBER.	i	2000-07	2000-01		200047	2000-07
American Century VP Value Fund: Class I	Y	Y	V	N	V	Y
American Century VP Vista Fund - Class I	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08
American Century Variable Portfolios H, Inc.
American Century VP Inflation Protection Fund: Class II	Added 5/1/03	Added 511/03	Added 5/1/03	N	N	Added 511/03
American Funds
American Funds NVIT Asset Allocation Fund - Class II	Added 5/1/08	Added 511/08	Added 5/1/08	Added 511/08	N	Added 5/1/08
American Funds NVIT Bond Fund - Class II	Added 511/08	Added 5/1/08	Added 5/1/08	Added 511/08	N	Added 5/1/08	N	N	N	N
American Funds NVIT Global Growth Fund - Class II	Added 5/1/08-	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 511/08	N	N	N	N
American Funds NVIT Growth-Income Fund - Class II	Added 5/1/08	Added 511/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	N	N	N	N
American Funds NVIT Growth Fund - Class It	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08
BB&T Variable Insurance Funds
BB&T Capital Manager Equity VIF
BB&T Large Cap Value VIF	N	N	N	N	N	N	N	N	V	N
BB&T Large Company Growth VIF	N	N	N	N	N	N	N	N	Y	N
BB&T Mid Cap Growth VIF
Credit Suisse Trust
Global Small Cap Portfolio	Added 5/1/08	N	r N	N	N	N	N
International Focus Portfolio	Added 5/1/08	N	N	N	N	N	Added 5/1/08	N	N	N
Large Cap Value Portfolio	Added 5/1/08				Added 5/1/08	N	Added 5/1/08
Dreyfus
Dreyfus Appreciation Fund, Inc.	N
Dreyfus European Equity Portfolio	Added 5/1/08	N	N	N	N	N	N	N	N	N
Dreyfus Investment Portfolios - Small Cap Stock	Y	Y	Y	N	Y	Y	Y	Y	N	N
Index Portfolio: Service Shares
Dreyfus Premier Balanced Opportunity Fund: Class Z	N	N	N	N	N	N	N	N	N	Y
Dreyfus Premier Third Century Fund, Inc, - Class Z	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Dreyfus Socially Responsible Growth Fund, Inc,: Initial Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N
Dreyfus Stock Index Fund, Inc.: Initial Shares	Y	Y	Y	Added 5/1/03 — Service Shares	N	Y	Y	V	N	N
Dreyfus VIF - Appreciation Portfolio: Initial Shares	Y	Y	Y	N	Y	Y	Y	Y	Y	N

NATIONWIDE Agreement No. 99016, Amendment No. 12	Page 2 of 11

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	An Added [ILLEGIBLE]	Key Choice [ILLEGIBLE] Clone added [ILLEGIBLE]	Paine Choice Clone added	Key Future Clone added 5/1/00	[ILLEGIBLE] Future Horizon Clone added [ILLEGIBLE]	[ILLEGIBLE] Future Clone added . [ILLEGIBLE]	[ILLEGIBLE] Successor Added [ILLEGIBLE]
TREATY NUMBER:	99018	99016	90016	99016	99016	99016	99016	99016	90016	99016
TREATY NUMBER:	99029	[ILLEGIBLE]		99029			99029	90029	99029
TREATY NUMBER		[ILLEGIBLE]	2000-07		2000-07	2000-07
Dreyfus VIF — Developing Leaders Portfolio: Initial Shares	N	N	N	N	N	N	N	N	Y	N
Dreyfus VIF - International Value Portfolio: initial Shares	N	N	N	N	N	N	N	N	Closed 5/1/04	N
Federated Insurance Series
Federated American Leaders Fund II: Service Shares	N	N	N	Closed 5/4/05	N	N	N	N	N	N
Federated Bond Fund - Class F Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Federated Capital Appreciation Fund II: Service Shares	N	N	N	Closed 5/4/05	N	N	N	N	N	N
Federated Equity Income Fund - Class F Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Federated High Income Bond Fund II: Service Shares	N	N	N	Y	N	N	N	N	N	N
Federated High Yield Trust	N	N	N	N	N	N	N	N	N	Y
Federated Intermediate Corporate Bond Fund: institutional Services Shares	N	N	N	N	N	N	N	N	N	Y
Federated Market Opportunity Fund II - Service Shares	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Federated NVIT High Income Bond Fund - Class I	N	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Federated NVIT High Income Bond Fund - Class III	N	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Federated Quality Bond Fund II: Primary Shares	Y	Y	Y	N	N	Y	Y	Y	Y	N
Federated Quality Bond Fund II: Service Shares	N	N	N	Y	N	N	N	N	N	N
Fidelity Variable Insurance Products Fund
Fidelity Advisor Balanced Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Fidelity Advisor Equity Growth Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Fidelity Advisor Equity Income Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Fidelity Advisor Growth Opportunities Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Fidelity Advisor High income Advantage Fund - Class T	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Fidelity Advisor Overseas Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Equity-Income Portfolio: Service Class	Y	Y	Y	Added 5/1/08	Added 5/1/08	Y	Y	Y	Y	N
Equity-Income Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N	N
Growth Portfolio: Service Class	Y	Y	Y	Added 5/1/08	Y	Y	Y	Y	Y	N
Growth Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N	N
High income Portfolio: Service Class	Y	Y	Y	Added 5/1/08	N	Y	Y	Y	N	N
High Income Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N	N
High Income Portfolio: Service Class 2R	N	N	N	Added 5/1/08	N	N	N	N	N	N
High Income Portfolio: Service Class R	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	Added 5/1/08	N	N	N
Money Market Portfolio: Initial Class	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	N
Overseas Portfolio: Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Overseas Portfolio: Service Class R	Y	Y	Y	Added 5/1/08	Y	Y	Y	Y	Y	N

NATIONWIDE Agreement No. 99016, Amendment No. 12	Page 3 of 11

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	An American Choice 2/15/02	Key Choice Clone added [ILLEGIBLE]	Paine Webber Choice Clone added	Key Future Clone added [ILLEGIBLE]	Future Hodson 9/1/01	[ILLEGIBLE] BUT Future Clone added [ILLEGIBLE]	[ILLEGIBLE] Successor
TREATY NUMBER:	99016		99016	99015	99016	99016	99016	99018	[ILLEGIBLE]	99010
TREATY NUMBER:	99029			99029			99029	99029	99029
TREATY NUMBER:		2000-07	2000-07		2000-07	2000-07
Overseas Portfolio: Service Class 2 R	N	N	N	Y	N	N	N	N	N	Y
Value Portfolio - Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Value Portfolio - Service Class 2	N	N	N	Added 5/1/08	N	N	N	N	N	N
Fidelity Variable Insurance Products Fund II
Asset Manager Growth Portfolio: Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Asset Manager Growth Portfolio: Service Class 2	N	N	N	Added 5/1/08	N	N	N	N	N	N
Asset Manager Portfolio: Service Class	N	N	N	Added 5/1/08	N	N	N	N	[ILLEGIBLE]	N
Asset Manager Portfolio: Service Class 2	N	N	N	Added 5/1/08	N	N	N	N/	N	N
Contrafund ® Portfolio: Service Class	Y	Y	Y	Y	Y	Y	Y	Y	N	N
Contrafund ® Portfolio: Service Class 2	N	N	N	Added 5/1/08	N	N	N	N	N	N
Index 500 Portfolio: Initial Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Investment Grade Bond Portfolio: Initial Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Investment Grade Bond Portfolio: Service Class	Added 5/1/03	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N	N
Fidelity Variable insurance Products Fund III
Aggressive Growth Portfolio: Service Class 2	N	N	N	Reopened 5/1/08	N	N	N	N	N	N
Balanced Portfolio: Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Balanced Portfolio: Service Class 2	N	N	N	Added 5/1/08	N	N	N	N	N	N
Dynamic Capital Appreciation Portfolio: Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Dynamic Capital Appreciation Portfolio: Service Class 2	N	N	N	Closed 5/1/06	N	N	N	N	N	N
Growth & Income Portfolio: Service Class	N	N	N	Added 5/1/08	N	N	N	N	N	N
Growth & Income Portfolio: Service Class 2	N	N	N	Closed 5/1/06	N	N	N	N	N	N
Growth Opportunities Portfolio: Service Class	Added 5/1/08	N	N	Added 5/1/08	N	N	N	-	N	N
Growth Opportunities Portfolio: Service Class 2	N	N	N	Added 5/1/08	N	N	N	N	N	N
Mid Cap Portfolio: Service Class	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	N	N	N,	N
Mid Cap Portfolio: Service Class 2	N	N	N	Y	N	N	N	N	N	N
Value Strategies Portfolio: Service Class	Y	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	Y	N	N
Fidelity Variable insurance Products Fund IV
VIP Energy Portfolio — Service Class 2	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 511/08	N	N	N	N
Freedom Fund 2010 Portfolio — Service Class	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Freedom Fund 2020 Portfolio - Service Class	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Freedom Fund 2030 Portfolio - Service Class	Added 5/1/08	N	N	N	N	N	N	N	N	N
Financial Investors Variable Insurance Trust
First Horizon Capital Appreciation Portfolio	N	N	N	N	N	N	N	Y	N	N

NATIONWIDE Agreement No. 99016, Amendment NO. 12	Page 4 of 11

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	An American Added 2/15/02	Key Choice Clone added [ILLEGIBLE]	Choice Clone added 8/2/90	Paine Webber Key Future [ILLEGIBLE] added 5/1/00	Future Hodson Clone added [ILLEGIBLE]	[ILLEGIBLE] Future Clone added 12/3/01	Successor Added 7/1/01
TREATY NUMBER:	99016	99016	99016	99016	99044	99016	[ILLEGIBLE]	99016	99016	69016
TREATY NUMBER:	99029			[ILLEGIBLE]	[ILLEGIBLE]		99029	99029	99029
TREATY NUMBER:		2000-07	2000-07		2000-01	2000-07
First Horizon Core Stock Portfolio (formerly First Horizon Growth & Income Portfolio)	N	N	N	N	N	N	N	Y	N	N
[ILLEGIBLE]
Mutual Shares Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Franklin Small-Mid Cap Growth Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Franklin Templeton Variable Ins. Products Trust
Franklin Balance Sheet Investment Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Franklin Income Securities Fund — Class 2	Added 5/1/08	Added 5/1/08	Added 5/1108	N	N	Added 5/1/08	N	N	N	N
Franklin Small Cap Value Securities Fund - Class 2	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Templeton Developing Markets Securities Fund - Class 3	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Templeton Foreign Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Templeton Foreign Securities Fund - Class 1	N	N	N	N	N	N	Added 5/1/05	N	N	N
Templeton Foreign Securities Fund - Class 3	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	Y
Templeton Global Income Securities Fund - Class 3	Added 5/1108	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Janus Aspen Series									,
Forty Portfolio: Service Shares	Reopened 5/1/06	Reopened 5/1/06	Reopened 5/1/06	N	N	Reopened 5/1/06	Reopened 5/1/06	Closed 5/1/04	N	N
Global Technology Portfolio: Service II Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N
International Growth Portfolio: Service II Shares	Reopened 5/1/06	Reopened 5/1/06	Reopened 5/1/06	N	Reopened 5/1/06	Reopened 5/1/06	Reopened 5/1/06	Closed 5/1/04	N	N
Risk-Managed Core Portfolio - Service Shares	N	N	N	Added 5/1/08	N	N	N	N	N	N
Risk-Managed Large Cap Core Portfolio: Service Shares	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	N	N	N	N
Janus Adviser Series
Janus Adviser Balanced Fund - I Shares	N	N	N	N	N	N	N	N	N	Closed 5/1104
Janus Adviser International Growth Fund - I Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Janus Adviser Worldwide Fund -1 Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/04
J.P. Morgan Series Trust II
J.P. Morgan Mid Cap Value Portfolio	Closed 5/1/06	Closed 5/1/06	Closed 5/1/06	N	Closed 5/1/06	Closed 5/1/06	Closed 5/1106	Added 5/1/04	N	N
Lazard
Lazard Small Cap Portfolio Open Shares	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Lehman Brothers Advisers Management Trust
AMT Short Duration Bond Portfolio - I Class	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N

NATIONWIDE Agreement No. 99016, Amendment No. 12	Page 5 of 11

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	An American Added [ILLEGIBLE]	Key Choice Clone added [ILLEGIBLE]	Paine Webber Choice Clone added	Key Future 5/1/00	Clone added [ILLEGIBLE] Clone added 0/1/01	[ILLEGIBLE] Future Clone added [ILLEGIBLE]	Successor Added 7/1/01
TREATY NUMBER:	99019	90016	99018	99016	99018	91418	00019	90016	99018	99816
TREATY NUMBER:	99020			99029			99029 4	99029	99029
TREATY NUMBER:	[ILLEGIBLE]	2000-07	2000-07		2000-07	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]
[ILLEGIBLE]
MFS Investors Growth Stock Series: Service Class	N	N	N	Closed 5/1/06	N	N	N	N	N	N
MFS Mid Cap Growth Series: Service Class	N	N	N	Closed 5/1/06	N	N	N	N	N	N
MFS New Discovery Series: Service Class	N	N	N	Closed 5/1/06	N	N	N	N	N	N
MFS Value Series: Service Class	Added 5/1/08	Added 5/1/08	Added 5/1/08	Y	N	Added 5/1/08	N	N	N	N
Nationwide Funds Nationwide Variable Insurance Trust (“NVIT”)
Dreyfus NVIT International Value Fund: Class III	Added 5/1/03	Added 5/1/03	Added 5/1/03	Class VI Added 5/1/04	N	Added 5/1/03	N	N	Added 5/1/03	N
Dreyfus NVIT Mid Cap Growth Fund: Class II	N	N	N	Added 5/1/08	N	N	N	N	N	N
Dreyfus NVIT Mid Cap Index Fund: Class I	Y	Y	Y	Class II	N	Y	Y	Y	[ILLEGIBLE]	N
Federated NVIT High Income Bond Fund: Class I	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	N	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	Closed 5/1/05	N
Federated NVIT High Income Bond Fund: Class III	Added 5/1/05	Added 5/1/05	Added 5/1/05	N	Added 5/1/05	Added 5/1/05	Added 5/1/05	N	Added 5/1/05	N
Nationwide Bond Fund - Class D	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Nationwide Bond Index Fund: Class A	N	N	N	N	N	N	N	N	N	Y
Nationwide Government Bond Fund - Class D	N	N	N	N	N	N	N	N	N	Y
Nationwide Growth Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Nationwide International Index Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Nationwide Large Cap Value Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Nationwide Mid Cap Market Index Fund: Class A	N	N	N	N	N	N	N	N	N	Y
Nationwide Money Market Fund - Service Shares	N	N	N	N	N	N	N	N	N	Y
Nationwide Nationwide Fund: Class D	N	N	N	N	N	N	N	N	N	Y
Nationwide NVIT Emerging Markets Fund: Class III	Y	Y	Y	Now Class VI, 5/1/04	Y	Y	Y	Y	N	N
Nationwide NVIT Global Financial Services Fund: Class III	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N
Nationwide NVIT Global Health Sciences Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N	N
Nationwide NVIT Global Technology & Communications Fund: Class III	Y	Y	Y	N	Y	Y	Y	‘ Y	N	N
Nationwide NVIT Global Utilities Fund: Class III	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N
Nationwide NVIT Government Bond Fund: Class I	Y	Y	Y	Y	N	Y	Y	Y	Y	N
Nationwide NVIT Growth Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N	N
Nationwide NVIT International Equity Fund - Class I	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Nationwide NVIT International Equity Fund — Class Ill	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	Added 5/1/08	N	N	N
Nationwide NVIT International Growth Fund: Class III	Y	Y	Y	N	Y	Y	Y	Y	N	N
Nationwide NVIT International Index Fund — Class VIII	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08		N	N	N

NATIONWIDE Agreement No. 99016, Amendment No. 12	Page 6 of 11

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	Added [ILLEGIBLE]	Key Choice [ILLEGIBLE]	Paine Choice Clone added 6/2/99	MY Future Clone added [ILLEGIBLE]	[ILLEGIBLE] Horizon Clone added 9/1/01	[ILLEGIBLE] Future [ILLEGIBLE] added 12/3/01	Successor Added [ILLEGIBLE]
TREATY NUMBER:	96016	99016	99016	96016	99016	99016	99016	99016	[ILLEGIBLE]	[ILLEGIBLE]
TREATY NUMBER:				99029			99029	99029	99029
TREATY NUMBER:		2000-07	2000-07		2000-07	2000-07			[ILLEGIBLE]	[ILLEGIBLE]
Nationwide NMF Investor Destinations Funds: Service Class	N	N	N	N	N	N	N	N	N	Y
Nationwide NMF Investor Destinations Aggressive Fund	N	N	N	N	N	N	N	N	N	Y
Nationwide NMF Investor Destinations Conservative Fund	N	N	N	N	N	N	N	N	N	Y
Nationwide NMF Investor Destinations Moderate Fund	N	N	N	N	N	N	N	N	N	Y
Nationwide NMF Investor Destinations Moderately Aggressive Fund	N	N	N	N	N	N	N	N	N	Y
Nationwide NMF Investor Destinations Moderately Conservative Fund	N	N	N	N	N	N	N	N	N	Y
Nationwide NVIT Investor Destinations Funds	Y	Y	Y	Y	N	Y	Y	N	N	N
Nationwide NVIT Investor Destinations Aggressive Fund	Y	Y	V	Y	N	Y	Y	N	N	N
Nationwide NVIT Investor Destinations Conservative Fund	Y	V	Y	Y	N	[ILLEGIBLE]	Y	N	N	N
Nationwide NVIT Investor Destinations Moderate Fund	Y	Y	Y	Y	N	Y	Y	N	N	N
Nationwide NVIT Investor Destinations Moderately Aggressive Fund	Y	Y	Y	Y	N	Y	Y	N	N	N
Nationwide NVIT Investor Destinations Moderately Conservative Fund	Y	Y	Y	Y	N	Y	Y	N	N	N
Nationwide NVIT Mid Cap Growth Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N	N
Nationwide NVIT Money Market Fund: Class I	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
Nationwide NVIT Nationwide Leaders Fund: Class III	Y	V	Y	N	Y	Y	Y	Y	N	N
Nationwide NVIT Nationwide® Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N	N
Nationwide NVIT Strategic Value Fund	Added 5/1/08	N	N	N	N	N	N	N	N	N
Nationwide NVIT U.S. Growth Leaders Fund: Class III	Y	Y	Y	N	N	Y	Y	Y	N	N
Nationwide NVIT Worldwide Leaders Fund — Class I	N	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	[ILLEGIBLE]
Nationwide NVIT Worldwide Leaders Fund: Class III	Y	Y	Y	N	N	Y	Y	Y	N	N
Nationwide S&P 500 Index Fund: Service Class	N	N	N	N	N	N	N	N	N	Y
Nationwide Small Cap Index Fund: Service Shares	N	N	N	N	N	N	N	N	N	Y
Nationwide Value Opportunities Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Nationwide NVIT - J.P. Morgan NVIT Balanced Fund: Class I	Y	Y	Y	N	N	Y	Y	Y	N	Y
NVIT Small Cap Growth Fund: Class I	Y	Y	Y	Y	N	Y	Y	Y	N	N
NVIT Small Cap Value Fund: Class I	Y	Y	Y	Y	N	Y	Y	Y	Y	N
NVIT Small Company Fund: Class I	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
NVIT Small Cap Growth Fund: Class II	N	N	N	Added 5/1/08	N	N	N	N	N	N
NVIT Small Cap Value Fund: Class II	N	N	N	Added 5/1/08	N	N	N	N	N	N
NVIT Small Company Fund: Class II	N	N	N	Added 5/1/08	N	N	N	N	N	N
Van Kampen NVIT Comstock Value Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	Y	N

NATIONWIDE Agreement No. 99016, Amendment No. 12	Page 7 of 11

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	An American Added [ILLEGIBLE]	Key Choice Clone added 5/15/99	Paine Webber Choice Clone added 612/99	Key Future Clone added [ILLEGIBLE]	Future Horizon Clone added [ILLEGIBLE]	[ILLEGIBLE] Future Clone added [ILLEGIBLE]	Successor Added [ILLEGIBLE]
TREATY NUMBER:	99016	99016	99016	99016	99010	99016	90016	09016	99016	99015
TREATY NUMBER:	99029			99029			99029	99029	99029	[ILLEGIBLE]
TREATY NUMBER:		2000-07	2000-07		2000-07	2000-07			[ILLEGIBLE]	[ILLEGIBLE]
Van Kampen NVIT Multi Sector Bond Fund: Class I	Y	Y	Y	N	Y	Y	Y	Y	N	N
Neuberger Berman Genesis Fund - Trust Class	N	N	N	N	N	N	N	N	N	Y
Neuberger Berman Guardian Fund - Trust Class	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Neuberger Berman Partners Fund - Trust Class	N	N	N	N	N	N	N	N	N	Closed 5/1/03
Neuberger Berman Socially Responsive Fund - Trust Class	N	N	N	N	N	N	N	N	N	Added 5/1/04
Neuberger Berman Advisers Management Trust
AMT Fasciano Portfolio - S Class Shares	Added 5/1/08	N	N	N	N	N	N	N	N	N
AMT Guardian Portfolio	Y	Y	Y	N	N	Y.	Y	Y	N	N
AMT International Portfolio - Class S	Added 5/1/06	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
AMT Limited Maturity Bond Portfolio: Class I	Added 5/1103	Added 5/1/03	Added 5/1/03	N	N	Added 5/1/03	N	N	N	N
AMT Mid-Cap Growth Portfolio: Class I	Closed 5/1104	Closed 5/1/04	Closed 5/1/04	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N
AMT Partners Portfolio	Y	Y	Y	N	Y	Y	Y	Y	N	N
Regency Portfolio - Class S	Added 5/1/08	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	N	[ILLEGIBLE]	N	N
AMT Socially Responsive Portfolio	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	Added 5/1/04	N	N
Oppenheimer Variable Account Funds							.
Oppenheimer Aggressive Growth Fund NA: Non-Service Shares	Y	Y	Y	N	Y	Y	Y	Y	N	N
Oppenheimer Capital Appreciation Fund - Class A	N	N	N	N	N	N	N	N	N	Y
Oppenheimer Capital Appreciation Fund NA: Non-Service Shares	Y	Y	Y	Service Class	N	Y	Y	Y	N	N
Oppenheimer Champion Income Fund - Class A	N	N	N	N	N	N	N	N	N	Added 5/1/03
Oppenheimer Global Global Fund - Class A	N	N	.	N	N	N	N	[ILLEGIBLE]	N	Closed 5/1/04
Oppenheimer Global Securities Fund NA: Class 3	Y	Y	Y	N	N	Y	Y	Y	N	N
Oppenheimer Global Securities Fund NA: Class 4	N	N	N	Y	N	N	N	N	N	Added 5/1/04
Oppenheimer High Income Fund NA - Class 3	Added 5/1/08	N	N	N	N	N	N	N	N	N
Oppenheimer High Income Fund NA — Non- Service Shares	Added 5/1/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Oppenheimer Main Street® Fund NA: Non-Service Shares	Y	Y	Y	Service Class	N	Y	Y	Y	N	N
Oppenheimer Main Street® Small Cap Fund NA Non- Service Shares	Added 5/1/08	Added 5/1/08	Added 5/1/08	Service Class	N	Added 5/1/08 Added 5/1/08	N	N	N	N
Oppenheimer MidCap Fund NA - Non-Service Shares	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	N
Oppenheimer Strategic Bond Fund NA: Service Class	N	N	N	Y	N	N	N	N	N	N
Oppenheimer Strategic Income Fund - Class A	N	N	N	N	N	N	N	N	N	Y

NATIONWIDE Agreement No. 99016, Amendment No. 12	Page 8 of 11

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	An American Added 2/15/02	Key Choice Clone added 6/15/99	Paine Webber Choice Clone added [ILLEGIBLE]	Key Future Clone added 5/1/00	Future [ILLEGIBLE] Clone added 9/1/01	Future Clone added [ILLEGIBLE]	Successor I Added 7/1/01
TREATY NUMBER:	99016	09016	99016	90016	09016	99016	[ILLEGIBLE]	92016	[ILLEGIBLE]	[ILLEGIBLE]
TREATY NUMBER:	99029			99029			99029	99029	99029	[ILLEGIBLE]
TREATY NUMBER:	[ILLEGIBLE]	2000-07	2000-07		2000-01	[ILLEGIBLE]
PIMCO
PIMCO Total Return Fund - Class A	N	N	N.	N	N	N	N	N	N	. Y
Putnam Variable Trust
Putnam VT Growth & Income Fund: Class IB	N	N	N	Reopened 5/1/08	N	N	N	N	N	N
Putnam VT International Equity Fund - Class A	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Putnam VT International Equity Fund: Class lB	N	N	N	Closed	N	N	3/31/03 N	N	N	N
Putnam VT Voyager Fund - Class A	N	N	N	N	N	N	N	N	N	[ILLEGIBLE]
Putnam VT Voyager Fund: Class IB	N	N	N	Reopened 5/1/08	N	N	N	N	N	N
T. Rowe Price
T. Rowe Price Blue Chip Growth Portfolio - II	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
T. Rowe Price Equity Income Portfolio - II	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Rowe Price Limited Term Bond Portfolio - Class II	Added 511/08	Added 5/1/08	N	N	N	Added 5/1/08	N	N	N	N
Van Kampen
Van Kampen Growth and Income Fund - Class A	N	N	N	N	N	N	N	N	N	Added 5/1/03
Van Kampen Mid Cap Growth Fund - Class A	N	N	N	N	N	N	N	N	N	Added 5/1/03
Van Kampen Real Estate Securities Fund - Class A	N	N	N	N	N	N	N	N	N	Added 5/1/03
Van Kampen
The Universal Institutional Funds, Inc.
Core Plus Fixed Income Portfolio - Class I	Added 5/1/08	Added 5/1/08	Added 5/1/08	N	N	Added 5/1/08	N	N	N	N
Core Plus Fixed Income Portfolio: Class II	N	N	N	Added 5/1/03	N	N	N	N	N	N
Emerging Markets Debt Portfolio: Class I	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N
U.S. Real Estate Portfolio: Class I	Y	V	Y	N	N	Y	Y	Y	N	N
U.S. Real Estate Portfolio: Class II	N	N	N	Y	N	N	N	N	N	N
Van Kampen [ILLEGIBLE] Investment Trust
Comstock Portfolio: Class II	N	N	N	Y	N	N	N	N	N	N
Emerging Growth Portfolio: Class II	N	N	N	Y	N	N	N	N	N	N
Victory Variable insurance Funds
Diversified Stock Fund: Class A	Added 5/1/05	N	N	N	Y	N	Y	N	N	N
Small Company Opportunity Fund: Class A	N	N	N	N	Closed 12/29/04	N	Closed 12/29/04	N	N	N

NATIONWIDE Agreement No. 99016, Amendment No 12	Page 9 of 11

Schedule B

Investment Funds

PRODUCT:	BOA Future	BOA Choice	BOA Exclusive II	An American Added 2/15/02	Key Choice Clone added 6/15/99	Paine [ILLEGIBLE] Choice Clone added 8/2/99	[ILLEGIBLE] Key Future Clone added [ILLEGIBLE]	Future Horizon Clone added 9/1/01	[ILLEGIBLE] Clone added 12/3/01	Successor Added [ILLEGIBLE]
TREATY NUMBER:	99016	99016	99016	99016	99016	99016	99016	99916	99016	90016
TREATY NUMBER:	99029			99029			99029	99029	99029
TREATY NUMBER:		2000-07	2000-07		2000-07	2000-07	[ILLEGIBLE]
Strategic Growth Portfolio - Class II	N	N	N	N	Added 5/1/08	N	N	N	N	N
Waddell & Reed Advisors Small Cap Fund - Class A	N	N	N	N	N	N	N	N	N	Added 5/1/03
Wells Fargo Advantage Funds
Wells Fargo Advantage Common Stock Fund: Investor Class (formerly Class Z)	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Wells Fargo Advantage Growth Fund: Investor Class	N	N	N	N	N	N	N	N	N	Y
Wells Fargo Advantage Mid Cap Growth Fund: Investor Class (formerly Class Z)	N	N	N	N	N	N	N	N	N	Closed 5/1/04
Wells Fargo Advantage Opportunity Fund VT	Closed 5/1/04	Closed 5/1104	Closed 5/1/04	N	N	Closed 5/1/04	Closed 5/1/04	Closed 5/1/04	N	N

NATIONWIDE Agreement No. 99016, Amendment No. 12	Page 10 of 11

Schedule B

Investment Funds

[ILLEGIB LE]		[ILLEGIBLE]
[ILLEGIBLE]		[ILLEGIBLE]
W&R Target Funds, Inc.
Asset Strategy Portfolio	Y	Y
Balanced Portfolio	Y	Y
Bond Portfolio	Y	Y
Core Equity Portfolio	Y	Y
Dividend Income	Added 4/12/04	Added 4/12/04
Energy Portfolio	Added 5/1/08	Added 5/1/08
Global Natural Resources Portfolio	Added 5/1/05	Added 5/1/05
Growth Portfolio	Y	Y
High Income Portfolio	Y	Y
International Growth Portfolio (name changed 5/1/04; formerly International Portfolio)	Y	Y
International Value Portfolio (name changed 5/1/04; formerly International II Portfolio)	Y	Y
Limited-Term Bond Portfolio	Y	Y
Micro Cap Growth Portfolio	Added 5/1/04	Added 5/1/04
Mid Cap Growth Portfolio	Added 5/1/05	Added 5/1/05
Money Market Portfolio	Y	Y
Mortgage Securities Portfolio	Added 8/1/04	Added 8/1/04
Real Estate Securities Portfolio	Added 8/1/04	Added 8/1/04
Science and Technology Portfolio	Y	Y
Small Cap Growth Portfolio (formerly Small Cap Portfolio; name changed 7/21/2003)	Y	Y
Small Cap Value Portfolio	Added 5/1/04	Added 5/1/04
Value Portfolio (added May 1, 2001)	Y	Y

NATIONWIDE Agreement No. 99016, Amendment No. 12	Page 11 of 11

Amendment No. 13

to

Automatic Reinsurance Agreement No. 99016, Effective May 1, 1999

between

NATIONWIDE LIFE INSURANCE COMPANY

and

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(CEDING COMPANIES)

and

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

(REINSURER)

WHEREAS the parties discovered that certain amendments to this agreement, though agreed to by all parties, were not timely executed by all parties, it is mutually agreed that NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, the ceding company for certain policies under this Reinsurance Agreement, shall be explicitly named as one of the Ceding Companies in this Reinsurance Agreement, and shall be deemed to have signed the following amendments on the same dates as they were executed by Nationwide Life Insurance Company:

Amendment No. 7

Amendment No. 8

Amendment No. 9

Amendment No. 10

Amendment No. 11

Amendment No. 12

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999	Page 1 of 2
Amendment No. 13

NATIONWIDE LIFE INSURANCE COMPANY

Signed in [City/State] [ILLEGIBLE]

By:	/s/ [ILLEGIBLE]	Date:	6/27
Name/Title

Attest:
Name/Title

NATIONWIDE LIFE AND ANNUITY INSURANCE
COMPANY Signed in [City/State] [ILLEGIBLE]

By:	/s/ [ILLEGIBLE]		6/27/2013

Attest:
Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

Signed in [City/State] [ILLEGIBLE]

By:	/s/ [ILLEGIBLE]	Date:	[ILLEGIBLE]
Name/Title

By:		Date:	[ILLEGIBLE]
Name/Title

NATIONWIDE Agreement No. 99016-IB, Effective May 1, 1999	Page 2 of 2
Amendment No. 13